UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

VISTRA CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2026 Annual Meeting
of Stockholders and
Proxy Statement
2026 Annual Meeting of Stockholders:
Wednesday, April 29, 2026, at 9:00 a.m. (CT)

Virtual Meeting:
www.virtualshareholdermeeting.com/VST2026
(Register in advance at: www.proxyvote.com)

Whether or not you will be able to attend the 2026 Annual Meeting, please vote your shares promptly so that you may be represented at the meeting.

Notice of Annual Meeting of Stockholders

TIME AND DATE 9:00 a.m. (CT) Wednesday, April 29, 2026	PLACE Virtual Meeting www.virtualshareholdermeeting.com/VST2026 Register in advance at: www.proxyvote.com	RECORD DATE March 3, 2026

To the Stockholders of Vistra Corp.:
The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Vistra Corp. (the “Company” or “Vistra”) will be held for the following purposes:

1	To elect the 11 directors named in this proxy statement to serve on the Board of Directors (the “Board”) until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”);

2	To approve, on a non-binding advisory basis, the 2025 compensation of the Company’s named executive officers; and

3	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the 2026 Annual Meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.
In order to attend the 2026 Annual Meeting, you must register in advance at www.proxyvote.com prior to the deadline of April 24, 2026 at 5:00 p.m. (ET). Whether or not you will be able to attend the meeting, PLEASE VOTE YOUR SHARES PROMPTLY BY CASTING YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, VOTING INSTRUCTION FORM, OR PROXY CARD.
By Order of the Board of Directors,
Yuki Whitmire
Vice President, Associate General Counsel, and Corporate Secretary
March 18, 2026

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	64
SOCIAL RESPONSIBILITY AND COMPENSATION COMMITTEE REPORT	65
COMPENSATION TABLES	66
Summary Compensation Table – 2025	66
Grants of Plan-Based Awards – 2025	68
Outstanding Equity Awards at Fiscal Year-End – 2025	69
Option Exercises and Stock Vested – 2025	70
PROPOSAL 2 – ADVISORY VOTE ON 2025 COMPENSATION OF NAMED EXECUTIVE OFFICERS	77
OTHER INFORMATION	78
Beneficial Ownership of Common Stock of the Company	78
CEO Pay Ratio	79
Pay Versus Performance	80
Equity Compensation Plan Information	85
AUDIT COMMITTEE REPORT	86
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	88
Principal Accountant Fees	88
PROPOSAL 3 – RATIFICATION OF DELOITTE & TOUCHE LLP (“DELOITTE”) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026	89
QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION	91
ANNEX A VISTRA CORP. – NON-GAAP RECONCILIATIONS	A-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 29, 2026
The Proxy Statement and the 2025 Annual Report to Stockholders (the “Annual Report”) are available at www.proxyvote.com.

Proxy Summary Information
This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This is a summary only and does not contain all of the information we have included in this Proxy Statement. You should refer to the full Proxy Statement for more information about us and the proposals you are being asked to consider.
Annual Meeting Information

TIME AND DATE	PLACE	RECORD DATE
9:00 a.m. (CT) Wednesday, April 29, 2026	Virtual Meeting www.virtualshareholdermeeting.com/VST2026 Register in advance at: www.proxyvote.com	March 3, 2026

Ways to Vote

VIA INTERNET	BY PHONE	BY MAIL
Submit your proxy using the Internet: www.proxyvote.com	Submit your proxy by telephone: 1-800-690-6903	If you request a printed copy of the proxy materials, complete, sign, date and return the proxy card in the envelope provided

Proposals For Stockholder Action

Proposal		For More Information	Board Recommendation

1	To elect the 11 Directors named in the Proxy Statement to serve on the Board until the 2027 Annual Meeting	Page 8	FOR

2	To approve, on a non-binding advisory basis, the 2025 compensation of our Named Executive Officers	Page 77	FOR

3	To ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2026	Page 89	FOR

These materials are first being mailed or made available to stockholders on or about March 18, 2026.

2026 Proxy Statement	1

Proxy Summary Information	TABLE OF CONTENTS
ABOUT VISTRA
Vistra (NYSE: VST) is a leading Fortune 500 integrated retail electricity and power generation company based in Irving, Texas, that provides essential resources to customers, businesses, and communities from California to Maine. Vistra is a leader in transforming the energy landscape with an unyielding focus on reliability, affordability, and sustainability. The company safely operates a reliable, efficient power generation fleet of natural gas, nuclear, coal, solar, and battery energy storage facilities while taking an innovative, customer-centric approach to its retail business. Learn more at vistracorp.com.
2025 BUSINESS HIGHLIGHTS
Vistra delivered another strong year of results in 2025, exemplifying the durability of Vistra’s integrated operations, while continuing to execute against our strategic priorities. Vistra reported 2025 Net Income of $944 million (including an unrealized loss from hedges expected to settle in future years of $808 million) and Cash Flow from Operations of $4,070 million. Vistra achieved $5,912 million of Ongoing Operations Adjusted EBITDA* (“Adj. EBITDA”) ($112 million higher than the original guidance midpoint announced November 2024) and $3,592 million of Ongoing Operations Adjusted Free Cash Flow Before Growth* (“Adj. FCFbG”) ($292 million higher than the original guidance midpoint) in 2025. During 2025, we achieved several strategic milestones, including the acquisition of seven modern natural gas generation facilities totaling approximately 2,600 MW of capacity from Lotus Infrastructure Partners (“Lotus”) and execution of a 20-year power purchase agreement (“PPA”) with AWS for 1,200 MW of carbon-free power from our Comanche Peak Nuclear Power Plant. Further, we announced our plans to build two new advanced natural gas power units totaling 860 MW on-site at our Permian Basin Power Plant and our intention to convert our Miami Fort coal plant to a natural gas plant in the coming years. During 2025, we also negotiated 20-year PPAs with Meta Platforms, Inc. (“Meta”) and executed definitive agreements to acquire Cogentrix Energy. Pursuant to the PPAs, the Company has agreed to supply Meta with a total of 2,609 MW of carbon-free power and capacity from the Company’s PJM nuclear power plants, and the acquisition of Cogentrix Energy would add another 10 modern natural gas generation facilities totaling approximately 5,500 MW of capacity upon closing expected in mid to late 2026.

Performance Highlights

EXCEEDED 2025 guidance midpoints for Ongoing Operations Adj. EBITDA* and Ongoing Operations Adj. FCFbG*	92.5% coal and gas fleet commercial availability for 2025** **Not including assets acquired from Lotus in October 2025	5TH CONSECUTIVE YEAR year-over-year organic growth in TXU Energy Customer Counts

Strategy Execution

~3,000 MW of net generating capacity added or acquired in 2025	~$300 M of dividends paid in 2025	1,200 MW contracted at the Comanche Peak Nuclear Power Plant

~$5.75 B shares repurchased from Nov. 2021 through Dec. 2025

*See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure (as defined in Annex A).

2	2026 Proxy Statement

TABLE OF CONTENTS	Proxy Summary Information

Sustainability Highlights ENVIRONMENTAL

MAINTAINING GHG emissions intensity (Scope 1 CO2e/MWh) at historical low	7,722 MW of zero-carbon capacity currently online	25% generation volume from zero‑carbon assets

GOVERNANCE

GENERATION AND SAFETY OVERSIGHT COMMITTEE expanded from the Nuclear Oversight Committee to enhance Board oversight of operations and safety across the fleet	SUPPLY CHAIN SUSTAINABILITY new policy helps ensure responsible sourcing across our operations

PEOPLE AND COMMUNITIES

$12 M donated in 2025 to support communities in education, economic development, community welfare, employee involvement and sustainability	15 EMPLOYEE RESOURCE GROUPS with focus on Vistra culture, business innovation, skills development for all employees, and the community	14 FACILITIES recognized with OSHA VPP

DISABILITY:IN Vistra is a member of Disability:IN. Recognized as a Best Place to Work in 2025		>100 STUDENTS participated in Vistra’s internship program

RECOGNITIONS

TRUSTED COMPANY U.S. News names Vistra one of the best companies to work for	FORBES NET-ZERO LEADER Vistra added in 2025

2026 Proxy Statement	3

Proxy Summary Information	TABLE OF CONTENTS
CORPORATE GOVERNANCE BEST PRACTICES
Our corporate governance policies and structures reflect best practices, including:

Annual election of directors and majority voting with a resignation policy

10 out of 11 director nominees are independent

Independent Audit, Social Responsibility and Compensation, Nominating and Governance, Sustainability and Risk, and Generation and Safety Oversight Committees

Regular executive sessions of independent directors

Separation of the Chairman of the Board (the “Chairman”) and Chief Executive Officer (“CEO”) positions

Risk oversight by full Board and committees, including Sustainability Governance Framework ensuring oversight over sustainability matters and initiatives

Annually a separate Board meeting is devoted solely to the long-term strategy of the Company, in addition to regular discussions about Company strategy at meetings throughout the year

Frequent meetings of our non-management and independent directors

Directors limited to no more than two other public company boards, and the CEO limited to no more than one other public company board

Annual Board and committee assessments, including individual director and management interviews facilitated by third party every other year

Tracking of Board education programs attended by directors with a recommendation that each director attend at least one external Board education program every two years

Director onboarding program for new directors

Policies prohibiting pledging and hedging transactions involving the Company’s common stock, par value $0.01 per share (the “Common Stock”), by directors and executive officers

Rigorous stock ownership requirements for our directors and executive officers

Board oversight of the Company’s policies, procedures, and public disclosures regarding political and lobbying contributions

Active stakeholder engagement
2025 COMPENSATION HIGHLIGHTS
In 2025, Vistra again received strong support for its executive compensation programs, with over 97% of the stockholder vote approving, on an advisory basis, our executive compensation. In 2025, as in prior years, the Social Responsibility and Compensation Committee considered input from our stockholders and other stakeholders as part of its annual review of Vistra’s executive compensation program. Based in part on discussions with stockholders, for 2025, Vistra continued to weight performance stock units as 65% of long-term incentive (“LTI”) awards for each named executive officer’s (“NEO’s”) annual LTI award.
We are committed to a pay for performance compensation philosophy, designed to:

Emphasize variable compensation that links to overall performance and stockholder value	Tie pay-at-risk with increased levels of responsibility	Attract, motivate, engage and retain talented executive officers and key employees	Compensate for business and personal performance

4	2026 Proxy Statement

TABLE OF CONTENTS	Proxy Summary Information
Certain key features of our executive compensation program include:

Clawback policy in place for performance-based incentive awards

No tax gross-ups for executive officers (other than for relocation expenses under a program that is generally available to all employees)

Rigorous stock ownership guidelines applicable to our Chief Executive Officer and Executive Vice Presidents, including the NEOs and non‑employee directors

“Double trigger” change in control benefits that require both the occurrence of a change in control and a qualifying termination of the NEO, meaning that the executive cannot trigger these benefits themselves

Independent compensation consultant hired by and reporting to the Social Responsibility and Compensation Committee
SUMMARY OF DIRECTOR NOMINEES

		Director Since		Other Public Company Boards	Current Committee Memberships
Name	Age		Independent		A	S&R	SR&C	N&G	G&SO

Scott B. Helm Director, Chairman of the Board Vistra Corp.	61	2017
Hilary E. Ackermann Former Chief Risk Officer with Goldman Sachs Bank USA	70	2018		Eco Wave Power Global AB		C			●
Arcilia C. Acosta CEO of CARCON Industries and Construction	60	2020		Magnolia Oil and Gas Corporation	●			●
Gavin R. Baiera Senior Managing Director, Partner and Portfolio Manager at Centerbridge Partners, L.P.	50	2016				●	●
Paul M. Barbas Former President and Chief Executive Officer of DPL Inc.	69	2018			●			●	●
James A. Burke President and Chief Executive Officer of Vistra Corp.	57	2022
Lisa Crutchfield Managing Principal of Hudson Strategic Advisers, LLC	62	2020		Fulton Financial Corporation			C
Julie A. Lagacy Former Chief Sustainability and Strategy Officer at Caterpillar Inc.	59	2023		Nutrien Ltd.		●		C
John W. (Bill) Pitesa Former Chief Nuclear Officer for the Nuclear Energy Institute	68	2024					●		C
John R. (J. R.) Sult Former Executive Vice President and Chief Financial Officer of Marathon Oil Corporation	66	2018			C
Robert C. Walters Former Senior Partner and Executive Committee Member at Gibson Dunn & Crutcher LLP	67	2024				●		●

A Audit	S&R Sustainability and Risk N&G Nominating and Governance	SR&C Social Responsibility and Compensation G&SO Generation and Safety Oversight	● C	Member Chairperson

2026 Proxy Statement	5

Proxy Summary Information	TABLE OF CONTENTS

5.8 YEARS Average tenure of director nominees	62.6 YEARS Average age of director nominees

REFERENCES TO VISTRA
Unless otherwise indicated, references to “Vistra,” the “Company,” “we,” “our,” and “us” in the biographical and compensation information for directors and executive officers below refers to Board membership, employment, and compensation with respect to Vistra Corp.
INCORPORATION BY REFERENCE
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 (as amended, the “Securities Act”), or the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), the sections of this Proxy Statement entitled “Social Responsibility and Compensation Committee Report” and “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing to the extent permitted by the rules of the Securities and Exchange Commission (“SEC”). Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The information presented herein includes forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical facts, that are included herein, or made in presentations, in response to questions or otherwise, that address activities, events or developments that may occur in the future, including (without limitation) such matters as activities related to our financial or operational projections, business strategy, competitive strengths, goals, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations, including at our nuclear and natural gas plants (often, but not always, through the use of words such as “intend,” “plan,” “will,” “likely,” “believe,” “expect,” “anticipate,” “estimate,” “should,” “could,” “may,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” and “outlook”) are forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in our most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q.

6	2026 Proxy Statement

TABLE OF CONTENTS	Proxy Summary Information
Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events or circumstances.
New factors emerge from time to time, and it is not possible for us to predict them. In addition, we may be unable to assess the impact of any such event or condition or the extent to which any such event or condition, or combination of events and conditions, may cause results to differ materially from those contained in or implied by any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

2026 Proxy Statement	7

Proposal 1 – Election of Directors
DIRECTOR NOMINEES
The Board is comprised of 11 directors, each of whom will stand for re‑election at the Annual Meeting. The director nominees listed below intend to serve, if elected, on the Board as directors until the 2027 Annual Meeting and until their successors have been elected and qualified. Each of the director nominees have been recommended and nominated by the Nominating and Governance Committee. The persons named as proxies on the proxy card intend to vote the proxies for the election of the nominees to the Board listed below. Each nominee listed below has consented to being named in this Proxy Statement and to serve as a director if elected.
Director Qualifications
Each director nominee is evaluated in accordance with the qualifications set forth in our Corporate Governance Guidelines. We require that directors possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders at large. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and sufficient personal resources such that any director compensation to be received from the Company would not be sufficiently meaningful to impact their judgment in reviewing matters coming before the Board. Finally, they must be able to work compatibly with the other members of the Board and otherwise have the experience and skills necessary to enable them to serve as productive Board members. Directors also must be willing to devote sufficient time to carrying out their fiduciary duties and other responsibilities effectively and should be committed to serve on the Board for an extended period of time. For additional information, please read our Corporate Governance Guidelines.
Listed below are summaries of specific qualifications that the Nominating and Governance Committee and the Board believe should be represented on the Board among other qualifications that a director may bring.

OUR BOARD RECOMMENDS A VOTE FOR
the election of each director nominee listed below

NOMINEES FOR RE‑ELECTION
•Scott B. Helm
•Hilary E. Ackermann
•Arcilia C. Acosta
•Gavin R. Baiera
•Paul M. Barbas
•James A. Burke
•Lisa Crutchfield
•Julie A. Lagacy
•John W. (Bill) Pitesa
•John R. (J. R.) Sult
•Robert C. Walters

Each director nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience across these areas. The following skills matrix identifies the five primary skills and attributes that each director nominee brings to the Board and committees. The table below does not include all of the skills and attributes that each director nominee offers. While each director possesses numerous skills and attributes, we believe identifying the five most prominent skills and attributes provides a more meaningful presentation of the key contributions and value of each director.

8	2026 Proxy Statement

TABLE OF CONTENTS	Proposal 1 – Election of Directors

Skills & Experience

Corporate Governance/Public Board Experience Experience in serving on other public company boards; experience maintaining and upholding board and management accountability; strong understanding of governance and compliance practices that safeguard and align with the interests of investors and other relevant stakeholders.
	●		●	●	●		●			●
Company Executive Experience in holding significant executive or leadership positions within a public company or large organization.					●	●	●	●	●	●	●

Energy Industry Expertise In-depth knowledge and experience in the energy industry; deep understanding of energy company operations and navigating risks associated with energy operations, including safety.
	●	●	●	●	●	●	●		●	●	●

Finance/Accounting Experience in corporate finance, capital management, accounting, and financial reporting; experience in assessing and overseeing financial statements, internal controls, and operating results.
	●		●	●			●	●		●

Strategy/Transactional Experience in managing businesses through mergers, acquisitions, and other significant transactions that shaped or transformed the strategic direction of a company; experience in overseeing or developing business plans and strategic initiatives aimed at long-term value creation.
	●		●	●	●	●		●		●	●

Regulatory/Compliance/Policy Deep understanding of regulatory affairs, government, or public policy of heavily regulated industries; includes maintaining a strong understanding of the energy markets regulatory environment.
		●				●	●		●		●
Risk Management Experience in identifying and addressing financial or business-related risks; understanding of risks specific to the energy industry and their potential impacts on shareholder value.	●	●	●	●		●			●		●

Sustainable Strategy/Policy Expertise in sustainability, environmental issues, climate change and climate-related risk management through formal certification programs or training, participating in significant continuing education on climate science, or through a CEO position or other senior executive role with responsibility for these issues.
		●						●

Human Capital Management Experience or expertise in cultivating a talented, motivated and inclusive workforce, including oversight of compensation, company culture, talent growth and development, succession planning and other human capital issues.
					●				●

Cybersecurity, Technology and Innovation Technology experience, including implementing business transformations and improvements through new technology deployments and initiatives; experience with the design, implementation or oversight of cybersecurity policies and cyber risk mitigation.
		●						●
In addition to each director’s individual qualifications, including his or her knowledge, skills and experience mentioned above, the Company believes that each of our directors possesses high ethical standards, acts with integrity, and exercises careful judgment. Each is committed to employing his or her skills and abilities in the long-term interests of the Company and our stockholders. Collectively, our directors are knowledgeable and experienced in business, governmental, and civic endeavors, further qualifying them for service as members of the Board.

2026 Proxy Statement	9

Proposal 1 – Election of Directors	TABLE OF CONTENTS
For more information concerning each director’s various qualifications, attributes, skills and experience considered important by the Board in determining that such nominee should serve as a director, as well as each nominee’s principal occupation, directorships and additional biographical information, please read the section entitled “Director Nominee Biographies” below.
DIRECTOR NOMINEE BIOGRAPHIES

SCOTT B. HELM

AGE: 61	DIRECTOR SINCE: 2017	Chairman of the Board

BOARD COMMITTEES: None
BIOGRAPHICAL INFORMATION:
Mr. Helm has served as Chairman of the Board since October 2017. For over a decade, Mr. Helm has been a private investor based out of Baltimore, Maryland. Previously, Mr. Helm was a founding partner of Energy Capital Partners, a private equity firm focused on investing in North American energy infrastructure. Before that, he served as Executive Vice President and Chief Financial Officer at Orion Power Holdings, Inc., a publicly listed company that owned and operated power plants. Mr. Helm began his career at Goldman, Sachs & Co., first working in the fixed income division, then moving to the investment banking division. Mr. Helm also serves on the board of the Chesapeake Shakespeare Company. Mr. Helm received a bachelor’s degree in business administration from Washington University in St. Louis.
QUALIFICATIONS:
Mr. Helm has extensive financial and industry knowledge. Through his specific experience in the energy industry and significant financial and executive experience, including his service as a founding partner of an energy infrastructure private equity fund and public company chief financial officer in the utilities sector, he has strategy, transactional, and risk management expertise. His background and experience allow him to provide valuable guidance and knowledge to the Board and enable him to lead effectively in his capacity as Chairman.

KEY EXPERIENCES
Corporate Governance/Public Board Experience
Energy Industry Expertise
Finance/Accounting
Strategy/Transactional
Risk Management

10	2026 Proxy Statement

TABLE OF CONTENTS	Proposal 1 – Election of Directors

HILARY E. ACKERMANN

AGE: 70	DIRECTOR SINCE: 2018

BOARD COMMITTEES: Sustainability and Risk (Chair), Generation and Safety Oversight
BIOGRAPHICAL INFORMATION:
Ms. Ackermann served as a director of Dynegy Inc. (“Dynegy”) from October 2012 until Dynegy’s merger with Vistra in April 2018 and joined the Board in conjunction with the Company’s acquisition of Dynegy. Ms. Ackermann was Chief Risk Officer with Goldman Sachs Bank USA from October 2008 to 2011. Ms. Ackermann began her career at Goldman Sachs in 1985 and served as Managing Director, Credit Department of Goldman, Sachs & Co., as VP, Credit Department, and as an Associate in the Credit Department prior to her role as Chief Risk Officer. Prior to joining Goldman, Ms. Ackermann served as Assistant Department Head of the Credit Department of Swiss Bank Corporation (now known as UBS). She was elected to the board of directors of Eco Wave Power Global AB, a publicly traded wave energy technology company, in July 2025. Ms. Ackermann served on the private board of directors and audit committee of Credit Suisse Holdings (USA), Inc. from January 2017 through December 2022, and served as chair of the risk committee, of Credit Suisse Holdings (USA), Inc. She currently serves on the private board and the audit committee, and serves as chair of the risk and compliance committee, of each of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. She previously served on the public board of directors of Apollo Investment Corporation from 2015 until 2017. Ms. Ackermann received a bachelor’s degree in Russian from Georgetown University.
QUALIFICATIONS:
Ms. Ackermann brings extensive experience assessing credit for major banking institutions, covering a variety of industries, including the power generation, electrical utilities and natural resources sectors, as well as in-depth coverage of commodities trading, including oil, natural gas and power as a risk manager. Ms. Ackermann currently serves as the Chair of the Sustainability and Risk Committee, where she contributes significantly to the review and evaluation of our enterprise risk assessment, risk management goals, management and tracking of environmental risks and opportunities, as well as external sustainability reporting.

KEY EXPERIENCES
Energy Industry Expertise
Regulatory/Compliance/Policy
Risk Management
Sustainable Strategy/Policy
Cybersecurity, Technology and Innovation

2026 Proxy Statement	11

Proposal 1 – Election of Directors	TABLE OF CONTENTS

ARCILIA C. ACOSTA

AGE: 60	DIRECTOR SINCE: 2020

BOARD COMMITTEES: Audit, Nominating and Governance
BIOGRAPHICAL INFORMATION:
Mrs. Acosta has served on the Board since 2020. Mrs. Acosta has served as the CEO of CARCON Industries and Construction, a full-service construction firm, since 2000 and as the Founder and CEO of Southwestern Testing Laboratories, a geotechnical engineering and construction materials testing firm, since 2003. Mrs. Acosta has served on the public board of Magnolia Oil and Gas Corporation since 2017. Prior public board service includes ten years as a director of Energy Future Holdings Corporation, Legacy Texas Financial Group, N.A. from 2015 to 2019, ONE Gas, Incorporated from July 2018 through February 2020, and Veritex Holdings, Inc. from 2021 through July 2025. In addition, Governor Abbott appointed Ms. Acosta to several prominent positions: as one of three Co-Chairs of the 2023 Texas Inaugural Committee in November 2022, to the Texas Tech University Board of Regents for a six-year term in April 2021, to the Texas Higher Education Coordinating Board for a three-year term in March 2016, and in March 2020 to the Strike Force to Open Texas for COVID-19. Mrs. Acosta’s civic boards include the Communities Foundation of Texas and the Dallas Citizens Council where she served as Chairman from December 2023 until December 2024. Mrs. Acosta graduated from Texas Tech University and completed the Harvard University Business School Corporate Governance Program.
QUALIFICATIONS:
Mrs. Acosta brings extensive experience in executive management, operations, safety, construction management and engineering management. In addition, she has served on the boards of other publicly traded and private companies, including oversight responsibilities on matters relating to executive compensation, corporate governance, and audit.
Mrs. Acosta currently serves on the Company’s Audit and Nominating and Governance Committees.

KEY EXPERIENCES
Corporate Governance/Public Board Experience
Energy Industry Expertise
Finance/Accounting
Strategy/Transactional
Risk Management

12	2026 Proxy Statement

TABLE OF CONTENTS	Proposal 1 – Election of Directors

GAVIN R. BAIERA

AGE: 50	DIRECTOR SINCE: 2016

BOARD COMMITTEES: Social Responsibility and Compensation, Sustainability and Risk
BIOGRAPHICAL INFORMATION:
Mr. Baiera has served on the Board since 2016. Mr. Baiera has served as a senior managing director, partner, and portfolio manager at Centerbridge Partners, L.P., which is a multi-strategy private investment firm focused on private equity, credit, and real estate, since July 2018, and a Trustee and the CEO of Overland Advantage, a business development company focused on direct lending, since December 2023. He previously served as a managing director at Angelo, Gordon & Co., where he was the global head of the firm’s corporate credit activities and portfolio manager for its distressed funds. Mr. Baiera was also a member of the firm’s executive committee. Prior to joining Angelo, Gordon in 2008, Mr. Baiera was the co-head of the strategic finance group at Morgan Stanley, which was responsible for all origination, underwriting, and distribution of restructuring transactions. Prior to that, Mr. Baiera worked at General Electric Capital Corporation, concentrating on underwriting and investing in restructuring transactions. Mr. Baiera has served on numerous boards of directors including, most recently, MACH Gen, Orbitz Worldwide, and Travelport Worldwide. He received a bachelor’s degree in economics and finance from Fairfield University and a Master of Business Administration from the University of Southern California.
QUALIFICATIONS:
Mr. Baiera has extensive experience in corporate finance and strategic business planning activities. In addition, he has served on the boards of other publicly traded and private companies, including oversight responsibilities on matters relating to executive compensation and compensation strategy, making him a valuable member of the Board and the Company’s Social Responsibility and Compensation and Sustainability and Risk Committees.

KEY EXPERIENCES
Corporate Governance/Public Board Experience
Energy Industry Expertise
Finance/Accounting
Strategy/Transactional
Risk Management

2026 Proxy Statement	13

Proposal 1 – Election of Directors	TABLE OF CONTENTS

PAUL M. BARBAS

AGE: 69	DIRECTOR SINCE: 2018

BOARD COMMITTEES: Audit, Nominating and Governance, Generation and Safety Oversight
BIOGRAPHICAL INFORMATION:
Mr. Barbas has served on the Board since 2018. Mr. Barbas previously served on the board of Dynegy from October 2012 until Dynegy’s merger with Vistra in April 2018 and joined the Board in conjunction with the Company’s acquisition of Dynegy. Mr. Barbas previously served as president and chief executive officer of DPL Inc. and its principal subsidiary, The Dayton Power and Light Company (DP&L), and he also served on the boards of DPL Inc. and DP&L. While at DPL, he also had oversight of information technology functions and was responsible for several financial systems implementations during his prior career at GE. He also previously served as executive vice president and chief operating officer of Chesapeake Utilities Corporation, a diversified utility company engaged in natural gas distribution, transmission, and marketing, propane gas distribution and wholesale marketing, and other related services, and he was executive vice president of Allegheny Power. Mr. Barbas also served on the public boards of Pepco Holdings, Inc. and El Paso Electric, Inc. Mr. Barbas received a bachelor’s degree in economics from College of the Holy Cross and a Master of Business Administration in finance and marketing from the University of Massachusetts.
QUALIFICATIONS:
Mr. Barbas brings extensive utility, management and oversight experience, having served in executive management positions with various utility and other companies. He also has a broad background in finance and marketing and brings a strong understanding of power operations and energy markets. He also brings to the Board substantive knowledge about a variety of issues related to the Company’s business and currently serves on the Company’s Audit, Nominating and Governance, and Generation and Safety Oversight Committees.

KEY EXPERIENCES
Corporate Governance/Public Board Experience
Company Executive
Energy Industry Expertise
Strategy/Transactional
Human Capital Management

14	2026 Proxy Statement

TABLE OF CONTENTS	Proposal 1 – Election of Directors

JAMES A. BURKE

AGE: 57	DIRECTOR SINCE: 2022	President and Chief Executive Officer

BOARD COMMITTEES: None
BIOGRAPHICAL INFORMATION:
Mr. Burke has served as the President and Chief Executive Officer since August 1, 2022. Prior to his current role he served as President and Chief Financial Officer of the Company since December 2020. Mr. Burke previously served as Executive Vice President and Chief Operating Officer of the Company since October 2016. Prior to joining the Company, he served as Executive Vice President of Energy Future Holdings Corp. (the “Predecessor”) since February 2013 and President and Chief Executive of TXU Energy, a subsidiary of the Company, since August 2005. Previously, Mr. Burke was Senior Vice President Consumer Markets of TXU Energy. Mr. Burke started his career with Deloitte Consulting, and held a variety of roles with The Coca-Cola Company, Reliant Energy and Gexa Energy prior to TXU Energy. Mr. Burke served as the Chairman of the board of directors of Marucci Sports, a privately held business which was successfully sold to private equity in 2020. Mr. Burke is currently Vice-Chair of the Nuclear Energy Institute, Vice-Chair of the Electric Power Supply Association, and serves on the board of the Institute of Nuclear Power Operations, the United Way Foundation of Metropolitan Dallas, and Dallas Citizens Council, and as an advisory board member for the Tulane University Energy Institute. Mr. Burke is a graduate of Tulane University, where he earned a bachelor’s degree in economics and a Master of Business Administration in finance and general management. Mr. Burke is a certified public accountant (non-practicing) and a chartered financial analyst. In addition, Mr. Burke has completed the Massachusetts Institute of Technology Nuclear Reactor Technology Course.
QUALIFICATIONS:
Mr. Burke’s 20 years of serving in various senior leadership positions with the Company brings to the Board significant knowledge and understanding of the Company’s assets and operations across its generation, nuclear, retail, and renewables businesses, including climate-related risk management experience. The Board believes that Mr. Burke’s service as our CEO provides the Board with an important link with management and Mr. Burke’s valuable perspectives on the Company’s business, operations, and execution of its strategic plan.

KEY EXPERIENCES
Company Executive
Energy Industry Expertise
Strategy/Transactional
Regulatory/Compliance/Policy
Risk Management

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Proposal 1 – Election of Directors	TABLE OF CONTENTS

LISA CRUTCHFIELD

AGE: 62	DIRECTOR SINCE: 2020

BOARD COMMITTEES: Social Responsibility and Compensation (Chair)
BIOGRAPHICAL INFORMATION:
Ms. Crutchfield has served on the Board since 2020. Ms. Crutchfield is managing principal of Hudson Strategic Advisers, LLC, an economic analysis and strategic advisory firm to the energy, utility and government sectors since 2012. Prior to launching this consulting practice, she served as Executive Vice President and Chief Regulatory, Risk and Compliance Officer for the U.K.-based National Grid plc, a global energy provider, from 2008 to 2012. Ms. Crutchfield also served on the board of National Grid USA as an executive director. She has served in executive roles as Senior Vice President of Regulatory and External Affairs at PECO, an Exelon Company, from 2003 to 2008, Vice President and General Manager at TIAA-CREF, and Vice President of Energy Policy and Strategy at Duke Energy Corporation from 1997 to 2000. Ms. Crutchfield was appointed to the Pennsylvania Public Utility Commission as Vice Chairman in 1993 and served until 1997, earning the designation as an expert in liberalizing the electric and gas markets. She began her career as a commercial and investment banker. Ms. Crutchfield currently serves on the board of one other publicly traded company, Fulton Financial Corporation, since 2014. She previously served on the public boards of Unitil Corporation from 2012 until 2022 and Fortis, Inc. from 2022 until 2024. Ms. Crutchfield earned a bachelor’s degree in economics and political science from Yale University and a Master of Business Administration with distinction in finance from Harvard Business School. Ms. Crutchfield is also a Leadership Fellow of the National Association of Corporate Directors (NACD).
QUALIFICATIONS:
Ms. Crutchfield brings extensive experience leading corporate teams and has extensive knowledge of the financial industry and business practices with expertise in finance, compliance, and regulatory matters. As demonstrated by her officer roles at Duke Energy Corporation and Exelon and as utility executive at National Grid, she has extensive experience in sustainability. In addition, she has written state and federal legislation relating to renewable energy regulation, and has advised numerous utilities on the long-term implications of a competitive energy market in their respective states. She has served on the boards of several other publicly traded and privately held companies including on their compensation, governance, and risk committees. Ms. Crutchfield currently serves as the Chair of the Social Responsibility and Compensation Committee.

KEY EXPERIENCES
Corporate Governance/Public Board Experience
Company Executive
Energy Industry Expertise
Finance/Accounting
Regulatory/Compliance/Policy

16	2026 Proxy Statement

TABLE OF CONTENTS	Proposal 1 – Election of Directors

JULIE A. LAGACY

AGE: 59	DIRECTOR SINCE: 2023

BOARD COMMITTEES: Nominating and Governance (Chair), Sustainability and Risk
BIOGRAPHICAL INFORMATION:
Ms. Lagacy has served on the Board since 2023. Ms. Lagacy was chief sustainability and strategy officer at Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives, from November 2021 through January 2023. Ms. Lagacy began her career with Caterpillar in 1988 and served as product and commercial manager from 1999 until 2004, human resources manager from 2004 until 2006, senior business resource manager (Global Mining) from 2006 until 2012, and chief financial officer (Global Mining) from 2012 until 2013. From 2013 until 2014, Ms. Lagacy served as vice president (Financial Services Division) and served as vice president of global information services and chief information officer from 2014 until 2020. Before being named Caterpillar’s chief sustainability and strategy officer, she served as vice president of enterprise strategy from 2020 to October 2021. Ms. Lagacy previously served on the public board of RPM International Inc., provider of specialty coatings, sealants, building materials and related services, from 2017 to 2023. Ms. Lagacy is a member of the board of directors of Nutrien Ltd., a leading provider of crop inputs and services, with her annual term expiring at the next annual shareholder meeting taking place in May 2026. Ms. Lagacy also serves on the board of the Illinois Cancer Care Charitable Foundation. She earned dual bachelor’s degrees in Management and Economics from Illinois State University, a Master of Business Administration from Bradley University, and is a Certified Management Accountant.
QUALIFICATIONS:
Ms. Lagacy brings extensive executive management experience, including financial, strategic, technology, cybersecurity, sustainability, management development, acquisitions, and capital allocation. Specifically with regard to cybersecurity matters, Ms. Lagacy earned a Certificate in Cybersecurity Oversight from Carnegie Mellon University’s Software Engineering Institute. She currently serves as the Chair of the Company’s Nominating and Governance Committee and a member of the Sustainability and Risk Committee.

KEY EXPERIENCES
Company Executive
Finance/Accounting
Strategy/Transactional
Sustainable Strategy/Policy
Cybersecurity, Technology and Innovation

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Proposal 1 – Election of Directors	TABLE OF CONTENTS

JOHN W. (BILL) PITESA

AGE: 68	DIRECTOR SINCE: 2024

BOARD COMMITTEES: Generation and Safety Oversight (Chair), Social Responsibility and Compensation
BIOGRAPHICAL INFORMATION:
Mr. Pitesa was appointed to the Board in March 2024. Mr. Pitesa has spent his entire career in the nuclear industry. From 2020 until the acquisition of Energy Harbor Corp. (“Energy Harbor”) in March 2024, Mr. Pitesa served on the board of directors of Energy Harbor, a nuclear generation and retail electricity supplier, where he was the chair of the Nuclear Committee. He retired in 2018 after working at the Nuclear Energy Institute (NEI) as chief nuclear officer. Previously, Mr. Pitesa served as chief nuclear officer for Duke Energy where he first joined in 1980 and served in numerous management positions, including serving two years as a loaned employee to the Institute of Nuclear Power Operations (INPO). During that time, he also supported the International Atomic Energy Agency (IAEA) and the World Association of Nuclear Operators (WANO) by serving on nuclear plant review teams. Mr. Pitesa holds a Bachelor of Science degree in electrical engineering from Auburn University. He is a registered professional engineer in North Carolina and a graduate of Harvard’s Advanced Management Program.
QUALIFICATIONS:
Mr. Pitesa, through his 38 years of experience at Duke Energy, including executive experience as chief nuclear officer, brings expertise in energy industry operations and in particular the nuclear energy field and in leading highly-technical organizations through complex tactical and strategic decisions. His specific experiences integrating the Progress Energy and Duke Energy nuclear organizations and processes into a single, high performing nuclear fleet and serving on the Energy Harbor board of directors make him uniquely well-qualified to provide oversight to our nuclear operations and to Chair the Company’s Generation and Safety Oversight Committee. He also serves on the Company’s Social Responsibility and Compensation Committee.

KEY EXPERIENCES
Company Executive
Energy Industry Expertise
Regulatory/Compliance/Policy
Risk Management
Human Capital Management

18	2026 Proxy Statement

TABLE OF CONTENTS	Proposal 1 – Election of Directors

JOHN R. (J. R.) SULT

AGE: 66	DIRECTOR SINCE: 2018

BOARD COMMITTEES: Audit (Chair)
BIOGRAPHICAL INFORMATION:
Mr. Sult has served on the Board since 2018. Mr. Sult previously served on the board of Dynegy and joined the board in conjunction with the Company’s acquisition of Dynegy. Previously, he was executive vice president and chief financial officer of Marathon Oil Corporation. Prior to that, Mr. Sult was executive vice president and chief financial officer of El Paso Corporation and served in other senior executive financial positions at El Paso Corporation. Prior to joining El Paso, Mr. Sult served as vice president and controller of Halliburton Energy Services. Prior to joining Halliburton, Mr. Sult was an audit partner with Arthur Andersen LLP. Mr. Sult previously served on the board of Sitio Royalties Corp. from December 2022 to August 2025, Brigham Minerals, Inc. from 2018 to 2022, and Jagged Peak Energy, Inc. from 2017 to 2020, each a public company. In addition, Mr. Sult previously served as a director of the general partner of El Paso Pipeline Partners, L.P., a public company. Mr. Sult serves as a director of the Boys and Girls Country of Houston, Inc., a non-profit entity. Mr. Sult received a bachelor’s degree with special attainments in commerce from Washington & Lee University and is a licensed certified public accountant in the State of Texas.
QUALIFICATIONS:
Mr. Sult, through his experience in senior executive financial positions with large public companies, brings significant knowledge of accounting, financial reporting and internal controls, capital markets, corporate finance, capital allocation and strategic planning to the Board. Mr. Sult has extensive knowledge of the energy industry. As a CFO, he also has had leadership responsibility for the information technology organization in a Fortune 500 company. Further, he has served as an audit partner at a major accounting firm, which, in addition to his other experience, qualifies him as an “audit committee financial expert.” He currently serves as the Chair of the Company’s Audit Committee, where he contributes significantly to the oversight of the integrity of our financial statements, internal controls and ethics and compliance functions.

KEY EXPERIENCES
Corporate Governance/Public Board Experience
Company Executive
Energy Industry Expertise
Finance/Accounting
Strategy/Transactional

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Proposal 1 – Election of Directors	TABLE OF CONTENTS

ROBERT C. WALTERS

AGE: 67	DIRECTOR SINCE: 2024

BOARD COMMITTEES: Nominating and Governance, Sustainability and Risk
BIOGRAPHICAL INFORMATION:
Mr. Walters has served on the Board since December 2024. Mr. Walters retired from Gibson Dunn & Crutcher LLP in 2023, where he served as senior partner and as a member of the firm’s worldwide executive committee. Mr. Walters is an experienced and skilled professional with over four decades of experience in an array of industries and regulatory arenas, including serving as an executive vice president and general counsel of the Predecessor. In the course of his career, Mr. Walters has had deep exposure to the electric utility and power sectors and success in building elite enterprises, recruiting and leading high-performance professionals, developing and executing regional and worldwide strategic initiatives, negotiating and closing major transactions, orchestrating federal and state regulatory, legislative, and policy initiatives, litigating and resolving large competition and commercial disputes, and advising boards of directors on business and governance matters, restructuring efforts, activist initiatives, governmental investigations, and antitrust and competition regulatory matters. Mr. Walters received a bachelor’s degree and law degree from the University of Texas at Austin.
QUALIFICATIONS:
Mr. Walters, with his deep experience in the power industry, extensive regulatory expertise at the federal and state levels, as well as active civic and non-profit leadership, provides valuable perspectives to the Board and the Company as it continues to lead in a dynamic and transformative energy industry. He brings substantial legal and regulatory expertise as a member of the Company’s Nominating and Governance and Sustainability and Risk Committees.

KEY EXPERIENCES
Company Executive
Energy Industry Expertise
Strategy/Transactional
Regulatory/Compliance/Policy
Risk Management

The Board of Directors recommends that stockholders vote FOR the election of the director nominees to the Board.

20	2026 Proxy Statement

Corporate Governance
CORPORATE GOVERNANCE OVERVIEW
The following summarizes key elements of our corporate governance practices:

Board Independence

10 OUT OF 11 directors standing for election are independent (CEO is sole member of management serving on the Board)	ALL members of our five committees are independent	SEPARATE Chairman and CEO roles

APPROVAL REQUIRED from the Nominating and Governance Committee for outside board service, limited to two other public company boards concurrently (CEO is limited to one)

Director Elections

ANNUAL election of directors	MAJORITY VOTING in uncontested elections and plurality voting in contested elections, with director resignation policy

DIRECTORS ARE OBLIGATED TO PROMPTLY TENDER RESIGNATION IF A MAJORITY VOTE IS NOT RECEIVED. Resignations tended to the Nominating and
Governance Committee will become effective upon acceptance by the Board in its sole discretion within
90 days following certification of the election results

Board Best Practices

ANNUAL REVIEW of Board composition by Nominating and Governance committee	ANNUAL BOARD AND COMMITTEE SELF‑EVALUATION PROCESS with identification and tracking of specific follow up actions for continuous improvement

DIRECTOR ONBOARDING AND CONTINUING EDUCATION PROGRAM including Company site visits and information sessions with company management

2026 Proxy Statement	21

Corporate Governance	TABLE OF CONTENTS
Board Best Practices, continued
•Routine assessment by Nominating and Governance Committee of overall corporate governance profile and potential enhancements thereto
•Access to and engagement of outside advisors and consultants to assist the Board and the Committees in the performance of their duties, as appropriate
•Tracking of Board education programs attended by directors with a recommendation that each director attend at least one Board education program every two years
Regular Board Engagement
•Formal Board and Committee meetings each quarter, including an annual strategic planning meeting, and frequent telephonic meetings on emerging matters in the interim
•Committee Chairs have regular engagement with management liaison (e.g., Audit Chair with Chief Financial Officer (“CFO”), Controller, and Vice President of Internal Audit)
Board Oversight
•Sustainability Governance Framework ensuring Board and committee oversight over sustainability strategy and initiatives
•Board oversight of the Company’s policies, procedures, and public disclosures regarding political and lobbying contributions
•Specific committee oversight of cybersecurity risk and AI assigned to Sustainability and Risk Committee
Stock Ownership Requirements
•Prohibitions against directors and executive officers:
◦holding our securities in a margin account or pledging our securities; or
◦engaging in any hedging transaction with respect to our securities held by them (as further described under “Insider Trading Policy and Prohibition on Hedging and Pledging” on page 41 of this Proxy Statement)
Stockholder and Stakeholder Engagement
•Regular, transparent communication with our stockholders and other stakeholders
•Our investor relations team regularly meets with stockholders, prospective stockholders and investment analysts, and frequently includes our CEO, CFO, or other members of management; the Chairman of the Board also periodically attends meetings with stockholders
•Members of our management team regularly engage with stockholders and other stakeholders to discuss our strategy, corporate governance, executive compensation practices, Company culture, human capital management, and sustainability initiatives and to solicit feedback on these and a variety of other topics of interest
•Directors expected to attend all annual stockholder meetings absent unusual circumstances

INDIVIDUAL DIRECTOR AND MANAGEMENT INTERVIEWS AND ASSESSMENTS performed every other year facilitated by a third party to further assess Board effectiveness as well as individual director performance

REGULAR EXECUTIVE SESSIONS of independent directors

ONGOING SUCCESSION PLANNING for the CEO and other senior management

RIGOROUS STOCK OWNERSHIP REQUIREMENTS for our directors and executive officers

ANNUAL ADVISORY VOTE to approve executive compensation

22	2026 Proxy Statement

TABLE OF CONTENTS	Corporate Governance
DIRECTOR NOMINATION PROCESS
Director Selection Process
The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the nominees for election as directors of the Company. The Nominating and Governance Committee’s policy is to consider recommendations for such director nominees, including those submitted by current directors, members of management, or by stockholders, on the bases described below. In this regard, stockholders may recommend director nominees by writing to the Nominating and Governance Committee c/o the Corporate Secretary of the Company, 6555 Sierra Drive, Irving, Texas 75039. Any such relevant recommendations from stockholders received by the Corporate Secretary of the Company will be promptly provided to the Nominating and Governance Committee. Recommendations to be considered by the Nominating and Governance Committee for the 2027 Annual Meeting should be submitted as described under “Advance Notice Stockholder Proposals or Nominations” on page 97.
The Nominating and Governance Committee annually reviews the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and range of backgrounds and perspectives required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations.
Identification of Candidates
The Nominating and Governance Committee identifies director nominees in various ways. The Nominating and Governance Committee assesses the contributions, time commitments, and independence of incumbent directors in determining whether to recommend them for reelection to the Board. In identifying and evaluating director nominees, the Nominating and Governance Committee may consult with members of the Board, Company management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating and Governance Committee assesses the requisite skills and qualifications of director nominees and the composition of the Board as a whole in the context of the Board’s criteria and needs.
Such assessments will be consistent with the Board’s criteria for membership, including: (i) not less than a majority of directors shall satisfy the New York Stock Exchange’s (“NYSE”) independence requirements; (ii) all directors shall possess judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business; (iii) business, governmental, civic or other relevant experience; and (iv) consideration will be given to the extent to which the director nominee’s qualifications and background, experience and viewpoints interplay with those of other Board members to build a Board that is effective, in light of the Company’s business and structure. The Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all Board members. The Nominating and Governance Committee will consider a range of criteria based on the perceived needs of the Board and aim to include varied backgrounds and perspectives. All candidates are considered and evaluated based on their potential contributions to the Board and their ability to provide unique perspectives and points of view that allow for robust and effective governance.
Board of Directors and Committee Evaluation Process
The Board recognizes that a rigorous evaluation process is an essential component of strong corporate governance practices and promoting ongoing Board and Committee effectiveness. Consistent with best practice, the Company’s Corporate Governance Guidelines and each of the Committees’ Charters, the Nominating and Governance Committee oversees the annual evaluation of the performance of the Board and the Committees, with the Chairman and the Chair of the Nominating and Governance Committee maintaining a substantial role in facilitating discussion among the Board and the Committees. All of the director nominees participated in the 2025 Board and Committee evaluation process. For the 2025 evaluation year, the Nominating and Governance Committee incorporated individual interviews with certain members of management who regularly interact with the Board and the Committees, facilitated by a third party, which are designed to assess overall Board and Committees effectiveness as well as individual director performance.

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Corporate Governance	TABLE OF CONTENTS
The Board and Committee evaluation process will conduct individual interviews with directors and individual interviews with select members of management in alternating years to enhance its written evaluation process.

1
Review of Evaluation Process
Nominating and Governance Committee reviews evaluation process annually

2
Advanced Questionnaire
Covers:

•Board and Committee efficiency and effectiveness
•Board and Committee composition, including tenure, leadership, and individual skillsets
•Board processes and best practices
•Oversight responsibilities and Committee duties
•Focus on risk management and strategic matters •Quality and frequency of meetings •Quality of information and materials provided to Board •Board culture

3
One-on-One Interviews

One-on-one interviews conducted every other year by independent, third-party facilitator with each director and with members of management, in alternating years
Provides additional feedback on overall Board effectiveness, individual director performance, strengths and contributions, and Board development goals

4
Evaluation Results

To protect anonymity and integrity of evaluation process, Company’s legal counsel compiles report of evaluation responses, which is initially provided to Chairman and Chair of the Nominating and Governance Committee
Report, including evaluation results and specific areas of focus for Board and Committees, is presented to each Committee and full Board in executive session to encourage candid discussion and feedback
Full Board and each Committee discusses specific areas of focus to enhance its effectiveness

FEEDBACK INCORPORATED
After receiving feedback from the Chairman and Chair of the Nominating and Governance Committee, the Corporate Secretary monitors any action items resulting from the Board and Committee discussions, and utilizes the results to facilitate, together with the CEO and executive management, workplans, director succession plans, committee leadership and membership refreshment plans, and board candidate evaluations for the upcoming year and thereafter.

24	2026 Proxy Statement

TABLE OF CONTENTS	Corporate Governance
DIRECTOR INDEPENDENCE
We follow the NYSE’s requirements for determining director independence. Based on the application of these standards and pursuant to the requirements of the NYSE and the SEC, the Board has determined that:
(i)The following directors are independent: Mses. Ackermann, Acosta, Crutchfield, and Lagacy, and Messrs. Baiera, Barbas, Helm, Pitesa, Sult, and Walters.
(ii)The Board has determined that each of Mrs. Acosta and Messrs. Barbas and Sult qualify as an “Audit Committee Financial Expert” as defined in Item 401(h) of Regulation S-K promulgated under the Securities Act.
(iii)The Board has determined that each of Mrs. Acosta and Messrs. Barbas and Sult, members of the Audit Committee, possesses the necessary level of financial literacy required to enable each of them to serve effectively as an Audit Committee member and satisfies the heightened independence requirements under NYSE and SEC requirements for Audit Committee members.
(iv)The Board has determined that each of Ms. Crutchfield and Messrs. Baiera and Pitesa, members of the Social Responsibility and Compensation Committee, satisfies the heightened independence requirements under NYSE and SEC standards for compensation committee members.
BOARD LEADERSHIP STRUCTURE
As set forth in our Corporate Governance Guidelines, the Board does not have a policy with respect to the separation of the offices of the Chairman and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination regarding this issue any time it elects a new CEO and thereafter as deemed appropriate.
During 2025, the Company maintained separate CEO and Chairman roles. The Company has determined this to be the appropriate leadership structure at this time to maintain independent Board leadership that can still benefit from the insight of our CEO. The Chairman, among other things, (a) exercises the rights and discharges the obligations of the Chairman as set forth in the Company’s Bylaws, including presiding at meetings of stockholders and the Board, (b) collaborates with the Board and the CEO on the schedule for Board meetings and agenda items, including gathering the Board’s input on agenda items and information needs associated with those agenda items, and approves meeting schedules, agendas and associated information sent to the Board, (c) establishes agendas for executive sessions of the Board, in consultation with the CEO, (d) presides at executive sessions of the Board and coordinates feedback to the CEO regarding issues discussed in executive session, (e) coordinates new director searches, in conjunction with the Nominating and Governance Committee and CEO, and presents candidates for consideration to the Nominating and Governance Committee and the Board, (f) serves as an information resource for other directors and acts as liaison between directors, committee chairs, and management, (g) develops a positive, collaborative relationship with the CEO, (h) if requested by major stockholders, is available for consultation and direct communication, and (i) performs such other duties and responsibilities as requested by the Board.
If a different determination is made in the future regarding the separation of the Chairman and CEO positions, such that the CEO is the Chairman, a Lead Director shall be elected by the non-management directors of the Board to: (i) serve as a liaison between the Chairman and the independent directors, (ii) lead executive sessions of the Board, (iii) have authority to call meetings of the independent directors, (iv) approve Board meeting schedules, agendas and associated information sent to the Board, (v) lead the Board in discussions concerning the CEO’s employment and performance and CEO succession, (vi) if requested by major stockholders, be available for consultation and direct communication, and (vii) perform such other duties and responsibilities as requested by the Board.

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Corporate Governance	TABLE OF CONTENTS
MEETINGS OF THE BOARD AND ITS COMMITTEES
The standing Committees of the Board and the current membership of each Committee are shown below. The Nominating and Governance Committee reviews the composition of the committees at least annually and determines if any changes should be recommended to the Board.
Meeting Attendance and Executive Sessions
During the 2025 fiscal year, there were nine meetings of the Board. Each of the current directors attended more than 75% of the total number of Board meetings and meetings of the Committees on which they served. In accordance with our Corporate Governance Guidelines, directors are expected to attend all scheduled Board meetings and meetings of the Committees of the Board on which they serve. In addition, directors are welcome to attend the meetings of any committee, even if not a member of the committee, with the approval of the committee chair or Chairman and may participate in executive session discussions with the approval of the committee chair. Non-management directors meet regularly in executive sessions, and the Chairman presides over those executive sessions.
As detailed in our Corporate Governance Guidelines, Board members are expected to attend each annual meeting of stockholders absent unusual circumstances. All eleven directors attended the 2025 annual meeting of stockholders.
Committee Membership, Independence, and Qualifications
The Nominating and Governance Committee recommends committee memberships and chairpersons to the Board and considers periodically rotating directors among the committees. The current membership of the Committees of the Board with respect to the director nominees is shown in the table below.

	Audit Committee	Sustainability and Risk Committee	Social Responsibility and Compensation Committee	Nominating and Governance Committee	Generation and Safety Oversight Committee

Independent Directors:
Hilary E. Ackermann		Chair			Member
Arcilia C. Acosta(1)	Member			Member
Gavin R. Baiera		Member	Member
Paul M. Barbas(1)	Member			Member	Member
Lisa Crutchfield			Chair
Scott B. Helm(2)
Julie A. Lagacy		Member		Chair
John W. (Bill) Pitesa			Member		Chair
John R. (J. R.) Sult(1)	Chair
Robert C. Walters		Member		Member
Employee Directors:
James A. Burke
Number of Meetings in 2025	4	4	5	4	4
(1)“Audit committee financial expert,” as defined by the SEC and NYSE, and as determined by the Board. Background information on each audit committee financial expert can be found in the director nominee biographies beginning on page 10.
(2)Mr. Helm serves as Chairman of the Board.

26	2026 Proxy Statement

TABLE OF CONTENTS	Corporate Governance
Board Committees
The Board has the following five standing Committees: (i) Audit, (ii) Sustainability and Risk, (iii) Social Responsibility and Compensation, (iv) Nominating and Governance, and (v) Generation and Safety Oversight (each, a “Committee”). The functions of each Committee are described below.

AUDIT COMMITTEE

CHAIR: John R. (J. R.) Sult	MEETINGS IN 2025: 4

NON-CHAIR MEMBERS: Arcilia C. Acosta Paul M. Barbas
PRIMARY RESPONSIBILITIES:
Appoints, retains, oversees, evaluates and compensates the independent auditors; reviews the annual audited and quarterly consolidated financial statements; reviews significant matters regarding accounting principles and financial statement presentations; oversees the performance of the Company’s internal audit function; oversees the system, and annual audit, of internal controls over financial reporting; oversees accounting, legal and regulatory compliance, and ethics (including annual review of the Company’s Code of Conduct); and prepares the Audit Committee report as required by the SEC to be included in the Company’s annual proxy statement.
The Audit Committee is a separately designated standing audit committee as required by SEC regulations and NYSE rules. For more information about the Audit Committee please see the Audit Committee Report on page 86.

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Corporate Governance	TABLE OF CONTENTS

SUSTAINABILITY AND RISK COMMITTEE

CHAIR: Hilary E. Ackermann	MEETINGS IN 2025: 4

NON-CHAIR MEMBERS: Gavin R. Baiera Julie A. Lagacy Robert C. Walters
PRIMARY RESPONSIBILITIES:
With respect to risk, assists the Board in fulfilling its responsibilities with respect to (i) the oversight of the enterprise risk management process, including coordination, where necessary, with other Committees, (ii) the assessment of certain enterprise risks, (iii) the review and assessment of market, commercial and risk management matters of the Company, and (iv) oversight of the Company’s management of risks related to cybersecurity, the deployment of artificial intelligence, and information security.
With respect to sustainability, the Committee: (i) reviews and discusses with management the Company’s strategies, policies, and practices to assist in addressing public sentiment and shaping policy to manage the Company’s sustainability efforts; (ii) at least annually, reviews and discusses with management the Company’s assessment of climate-related risks, including physical, transition, regulatory, reputational, and/or market risks, and management’s process for the identification, evaluation, and mitigation of risks related to climate change; (iii) oversees and monitors the Company’s core vision and values and advises the Board and management on sustainability policies, including the Company’s publicly stated targets and aspirational goals for company-wide reductions of greenhouse gas emissions from its power generation operations; and (iv) provides oversight with respect to any sustainability reporting to the public or governmental agencies.

28	2026 Proxy Statement

TABLE OF CONTENTS	Corporate Governance

SOCIAL RESPONSIBILITY AND COMPENSATION COMMITTEE

CHAIR: Lisa Crutchfield	MEETINGS IN 2025: 5

NON-CHAIR MEMBERS: Gavin R. Baiera John W. (Bill) Pitesa
PRIMARY RESPONSIBILITIES:
Reviews and oversees the Company’s overall compensation philosophy, reviews and oversees the development and implementation of compensation, policies and programs intended to be aligned with the Company’s business strategy, and reviews and oversees the Company’s policies and practices related to human resources, workforce development, talent management, organizational culture and corporate citizenship.
With respect to compensation, the Social Responsibility and Compensation Committee (i) reviews and approves corporate goals and objectives relevant to the compensation of the CEO, evaluates the CEO’s performance in light of those goals and objectives, and determines and recommends to the Board the CEO’s compensation based on this evaluation; (ii) oversees the evaluation of executive officers (other than the CEO) and other senior officer-level direct reports of the CEO, and reviews, determines and approves their compensation levels; (iii) oversees and makes recommendations to the Board with respect to the adoption, amendment or termination of incentive compensation, and equity-based and other executive compensation and benefits plans, policies and practices; (iv) reviews and discusses with the Board executive management succession planning; (v) makes recommendations to the Board with respect to the compensation of the Company’s outside directors; and (vi) produces the Social Responsibility and Compensation Committee’s report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement.
With respect to social responsibility, the Social Responsibility and Compensation Committee (i) oversees and monitors the Company’s culture and core principles, including periodically reviewing employee engagement; (ii) oversees and monitors the Company’s strategies, initiatives, and programs relating to human capital management and talent retention; (iii) reviews the Company’s workforce development initiatives including programs relating to employees and community; and (iv) reviews the Company’s practices and strategies to further its corporate citizenship, including corporate social responsibility initiatives in support of charitable and community service organizations.

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NOMINATING AND GOVERNANCE COMMITTEE

CHAIR: Julie A. Lagacy	MEETINGS IN 2025: 4

NON-CHAIR MEMBERS: Paul M. Barbas Arcilia C. Acosta Robert C. Walters
PRIMARY RESPONSIBILITIES:
Reviews and recommends director candidates to the Board for election at each annual meeting of stockholders, periodically reviews the Corporate Governance Guidelines and recommends changes to the Board, reviews and recommends Committee composition and Chairs and recommends changes to the Board and provides guidance to the Board with respect to governance related matters.
The Nominating and Governance Committee, among its other responsibilities, (i) identifies individuals qualified to become directors and recommends to the Board the nominees to stand for election as directors; (ii) oversees and assumes a leadership role in the governance of the Company including recommending periodic updates to the Corporate Governance Guidelines for the Board’s consideration; (iii) participates with the Chairman in the Board’s annual evaluation of its performance and of the Committees; (iv) recommends to the Board the director nominees for each annual stockholder meeting and for each Committee; and (v) oversees the orientation process for new directors and ongoing education for directors.

GENERATION AND SAFETY OVERSIGHT COMMITTEE

CHAIR: John W. (Bill) Pitesa	MEETINGS IN 2025: 4

NON-CHAIR MEMBERS: Hilary E. Ackermann Paul M. Barbas
PRIMARY RESPONSIBILITIES:
Provides oversight of and makes periodic reports and, as necessary, recommendations to the Board with respect to the Company’s (i) non-nuclear generation operations, including its natural gas, solar, battery energy storage and coal generation facilities, and any other future generation facilities; (ii) nuclear generation operations; and (iii) safety and environmental policies and performance.
The Committee (i) reviews and monitors the operational performance of the generation operations; (ii) reviews reports from, and significant interactions with, external nuclear regulators and oversight groups; (iii) reviews and monitors overall safety performance and safety culture; (iv) monitors significant safety and operational events or incidents at the Company’s generation facilities; (v) reviews and monitors the Company’s compliance with environmental laws and regulations; (vi) oversees the potential effects of emerging policies, technologies, and trends on the generation operations; and (vii) periodically conducts a physical review of the generation facilities.

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For further discussion of each of the Committees’ oversight duties related to risk, see the discussion of “Board Risk Oversight” on page 34.
OUR COMMITMENT TO SUSTAINABILITY
Vistra strives to balance reliability, affordability, and sustainability in that order. Our sustainability initiatives are a key part of our business strategy and strengthen our resiliency, positioning us to generate long-term value for our stakeholders. We consider all stakeholders—investors, customers, suppliers, local communities, employees, contractors and the environment, among others—in our decisions, processes, and activities. We know that prioritizing our stakeholders leads to higher customer satisfaction, more community involvement and support, and committed employees and suppliers, which in turn leads to a more resilient and successful company. Vistra continues to leverage accepted sustainability frameworks and standards to provide transparent disclosures to all our stakeholders. For more information about our sustainability efforts, targets and disclosures, please visit the Sustainability section of our website at www.vistracorp.com/sustainability/.
Sustainability Governance
Vistra’s policies and initiatives are interconnected and collectively contribute to our long-term sustainability. Given this interconnectedness, ultimately the oversight of our sustainability initiatives are governed by the full Board, with oversight of subject matter-specific components delegated to applicable Board committees, as reflected in the following Sustainability Governance Framework. The Board continues to reassess oversight of sustainability and could adjust oversight responsibilities or involve other committees as regulatory reporting requirements develop.

BOARD OF DIRECTORS

SUSTAINABILITY AND RISK COMMITTEE Oversees cyber security, AI deployment and corporate risk management, including climate-related risks and opportunities, as well as external sustainability reporting	NOMINATING AND GOVERNANCE COMMITTEE Oversees corporate governance framework	GENERATION AND SAFETY OVERSIGHT COMMITTEE Oversees the Company’s non-nuclear generation operations, nuclear generation operations, and safety and environmental policies and performance	AUDIT COMMITTEE Oversees financial statements and reporting processes, including sustainability disclosures, and legal and regulatory compliance
SOCIAL RESPONSIBILITY AND COMPENSATION COMMITTEE
Oversees Vistra’s executive compensation program and social responsibility initiatives, including talent management, workforce development, organizational culture and community

PRESIDENT AND CHIEF EXECUTIVE OFFICER Responsible for all sustainability strategy including the setting and achievement of long-term emission reduction targets

CHIEF STRATEGY AND SUSTAINABILITY OFFICER &
EXECUTIVE VICE PRESIDENT PUBLIC AFFAIRS
Responsible for Vistra’s corporate strategy, M&A, sustainability, regulatory and government affairs, communications, community engagement, and corporate development

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The Sustainability and Risk Committee provides oversight with respect to the Company’s sustainability policies and practices. In addition, the full Board oversees the Company’s policies, procedures, and public disclosures regarding lobbying and political contributions. Further, the full Board focuses extensively on our efforts to balance reliability, affordability, and sustainability and takes an active role with management to review and oversee the development and execution of Vistra’s long-term corporate strategy. In particular, the Board regularly reviews climate-related risks and opportunities—including the transformation of our generation portfolio and investments in zero-carbon resources—given their significance to and interconnectedness with capital deployment, business strategy, and other Board decisions.
Vistra is led by a team of industry veterans with expertise across all areas of the energy and retail businesses, and the Board brings relevant experience to support our sustainability strategy (see more information about each director’s skills and experience on page 9. At a management level, the Chief Strategy and Sustainability Officer leads the Sustainability Management Committee to ensure the appropriate resources and stakeholders are implementing sustainability efforts and reviewing climate-related risks and opportunities across all functions of the corporate structure.
Our Pillars
Vistra’s five responsible business pillars provide a foundation for the Company’s sustainability strategy, and through our Sustainability Governance Framework, each pillar is guided by appropriate Board and/or committee oversight:

ENVIRONMENTAL STEWARDSHIP AND COMPLIANCE	HUMAN CAPITAL MANAGEMENT	SAFETY AND HEALTH	SUPPORTING COMMUNITIES AND CUSTOMERS	RESPONSIBLE BUSINESS PRACTICES

ENVIRONMENTAL STEWARDSHIP AND COMPLIANCE
Vistra is committed to responsible environmental practices and strives for clean air, water, land, waste reduction, and the conservation of natural resources. Our commitment to improving the environment is described through nine environmental principles. Vistra employees conduct business and make decisions in accordance with these principles in our environmental policy. We do business the right way — we are committed to continuously improving environmental protection measures and building on our strict compliance with environmental laws and regulations. Vistra’s corporate-based environmental team assists and guides compliance at each of our sites and administers the Environmental Management System (EMS) comprised of various corporate systems to track environmental requirements, incidents, and compliance across our fleet.
One element of our overall sustainability strategy is a focus on mitigation and prevention of climate-related risks, management of our interactions with the environment, and a commitment to engage with our stakeholders to reliably and affordably meet the growing demand for power. We are growing and transforming our fleet via responsible retirements of fossil-fuel plants, repowering plants with natural gas and investments in nuclear, solar and batteries.
HUMAN CAPITAL MANAGEMENT
Vistra’s culture is built around a guiding principle: we are One Team working together safely and efficiently, with mutual trust and respect. While our business stretches from coast to coast, across corporate, retail, and generation functions, we understand our success depends on each other – One Team working together, winning together, stronger together.
Vistra continues to provide opportunities for open dialogue, access to leadership, and employee involvement in change through regular meetings, listening sessions, and surveys. We support internal and external hiring efforts through a range of initiatives. These include our intern program supporting students from an array of programs

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and our legacy of hiring military veterans, whom we consider a tremendous asset to the team. Vistra has a mentoring program which is open to all employees, at any stage in their career. We train all leaders and managers to handle difficult conversations, help their team members grow, and craft their own unique leadership styles. This environment of collaboration allows Vistra to recruit and retain premier talent and helps employees reach their full potential – unlocking new levels of success for the business.
SAFETY AND HEALTH
Our people are our greatest resource, which is why safety — above all else — is our top priority. Vistra’s goal is to provide each employee with essential training and resources to help ensure their safety and health while planning or conducting onsite activities. Vistra’s company-wide safety management system (SMS) covers all employees. This program is facilitated across all locations by tenured safety professionals and engaged operational teams. Vistra’s SMS is based on relevant state and federal requirements for workplace occupational health and safety programs, with best practices incorporated from other industry best practice standards where applicable.
We believe safety training is most effective when it is incorporated into standard operating procedures, workplace practices, and individual job performance requirements. We structure employee development and learning so that our employees have the knowledge and skills needed to do their work safely, avoid creating hazards that could place themselves or others at risk.
At Vistra, we believe a healthy workforce leads to greater well-being at work and at home. To help empower our employees with wellness outside of work, Vistra team members receive access to multiple services and knowledge hubs in addition to employee-sponsored health insurance coverage. Vistra offers onsite clinics at various locations for non-emergency medical needs.
SUPPORTING COMMUNITIES AND CUSTOMERS
We strive to be good corporate citizens and strengthen the communities where we do business, where we have customers, and where our employees call home. At Vistra, we make a genuine effort to better the communities where we live, work, and serve. As referenced in Vistra’s corporate giving policy, the key focus areas for our community involvement and corporate giving are: Education, Community Welfare, Environment/Sustainability, Employee Involvement, Economic Development.
Vistra and our subsidiaries have also engaged local communities as we address the potential impacts of our operations. Vistra’s Energy Aid program is one the most extensive energy bill-payment assistance programs in the nation, providing more than $130 million in assistance over the last 40 years. To keep our communities informed about our operations and new Vistra projects, Vistra regularly hosts in-person and virtual meetings to answer resident questions and receive community feedback. Regular emergency response team training and outreach is conducted at our largest generating sites, including our utility-scale solar and battery energy storage facilities and our nuclear plants.
Vistra is one of the largest competitive electric retailers in the U.S. Vistra Retail is the natural off-taker to our generation fleet and this integrated nature of our business is a core competitive advantage that provides stable financial earnings. The growth and transformation of our generation portfolio will provide the electricity Vistra Retail needs to support a range of affordable offerings customers are actively seeking.
RESPONSIBLE BUSINESS PRACTICES
We conduct business the right way, with the utmost integrity, holding ourselves and our suppliers to high ethical standards and conducting all business in compliance with laws and regulation. Vistra has a robust, centralized, strategic supply chain organization with a global supply chain supporting electric power generation, retail electric sales, and corporate shared services. We ask that our suppliers reflect our values and agree to our Supplier Code of Conduct, found on our website. Suppliers agree to abide by the code including our commitment to responsible sourcing practices. In addition, Vistra’s dynamic supply chain identifies suppliers of all sizes across our markets that are able to provide the best quality products and services to the business.

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The Company is focused on maintaining a robust information security program as part of its commitment to responsible business practices. Led by the Chief Information Officer (“CIO”) and Chief Information Security Officer (“CISO”), Vistra’s enterprise-wide strategy includes regular audits and reviews aligned with the National Institute of Standards and Technology framework. The Company operates a cybersecurity operations center, conducts annual employee training and phishing simulations, maintains incident response plans, and continually enhances security measures to protect systems and data. Monitoring capabilities are adapted for early-threat detection, including risks associated with remote work. Vistra also performs due diligence on key third-party vendors’ security programs.
Vistra lobbies by advocating for legislation and regulations that will enhance value for our customers, communities, the environment, employees, and shareholders. We recognize that public policy decisions can greatly impact our business and industry, now and in the future. Vistra reviews its lobbying efforts at least annually to ensure adherence to applicable laws and Vistra’s core principles.
BOARD RISK OVERSIGHT
In the normal course of business, the Company is exposed to a variety of risks. For a complete description of the risk factors associated with our business, see Part I, Item 1A “Risk Factors” of our 2025 Annual Report on Form 10-K, which is included in our Annual Report, and any subsequently filed Quarterly Reports on Form 10-Q.
The Board has ultimate responsibility for protecting stockholder value. Among other things, the Board is ultimately responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, establishing policies and procedures that monitor and manage defined risks and measuring management’s performance against the strategy. The Committees—including the Audit Committee, Sustainability and Risk Committee, Social Responsibility and Compensation Committee, Nominating and Governance Committee, and Generation and Safety Oversight Committee—play an important role in support of the Board’s oversight function. Risk oversight includes understanding the material risks to the business and what steps management is taking or should be taking to manage those risks, as well as understanding and determining the appropriate risk appetite for the Company. To define the Company’s risk appetite, the Board reviews and approves the annual business plan, budget and long-term plan, strategic initiatives, acquisitions and divestitures, capital markets transactions, financings, capital allocation and capital structure.
The Board conducts its risk oversight function in several ways. The Board monitors, reviews and responds to strategic, commercial, market, financial, sustainability, corporate, and safety risks facing the Company by receiving periodic reports from the management team, and through the Committees. In addition, for further information about our sustainability governance, see “Our Commitment to Sustainability” above. While the Committees each have their delegated responsibilities for identifying and addressing risks, the Board primarily conducts this oversight function through the Sustainability and Risk Committee, which oversees the enterprise risk management process and assesses certain enterprise risks and market, commercial, cybersecurity, AI and risk management matters; the Audit Committee, which oversees risks relating to accounting, internal audit and controls; the Social Responsibility and Compensation Committee, which oversees risks relating to our compensation policies and practices; the Nominating and Governance Committee, which oversees risks relating to our governance structure and processes; and the Generation and Safety Oversight Committee, which oversees risks relating to our nuclear and non-nuclear operations, as well as safety and environmental performance. On an annual basis, the Board reviews a detailed enterprise risk report. Additionally, on a quarterly basis, the Sustainability and Risk Committee reviews any significant changes to the enterprise risk assessment and provides a report thereof to the Board. Further, the Board conducts periodic reviews of risks on an ongoing and as-needed basis and receives updates from management during the year on any particular matters relating to risk management or risk controls that management believes need to be brought to the attention of the Board.
The Sustainability and Risk Committee maintains oversight over the Company’s cybersecurity and incident response program, which is designed to assess, identify, and manage material risks from cybersecurity threats, including matters related to the cybersecurity of the Company’s critical infrastructure, data, or information technology systems and the Company’s actions to prepare for, identify, assess, respond, mitigate and remediate material cyber, information security or technology risks (collectively, “Information Security”). Ms. Lagacy serves as lead director on behalf of the Board to interface and coordinate with the CIO on cybersecurity reports to the Board. For additional information, see “—Information Security Risk Oversight” below.

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The table below summarizes the significant roles the various Board Committees play in carrying out the risk oversight function.

AUDIT COMMITTEE

•Oversees financial statement and disclosure risks, which includes reviewing and discussing with management the Company’s risk disclosures in the Company’s annual reports to the SEC
•Reviews and discusses the risk of fraud with management, the internal audit executive and the independent auditor and reviewing the implementation of controls to mitigate fraud risk
•Considers the risk of management’s ability to override the Company’s internal control
•Oversees legal and regulatory compliance
•Oversees significant tax risks and issues affecting the Company

SUSTAINABILITY AND RISK COMMITTEE

•Oversees certain enterprise risks and other risks related to commercial, credit, liquidity and market risks, including our trading of fuel, transportation, energy and related products and services and regulatory compliance, and the Company’s assessment and management of the risks associated with such activities
•Oversees management of cybersecurity, information security risk, and the deployment of artificial intelligence
•Oversees climate-related risks, including physical, transition, regulatory, reputational, and/or market risks, and management’s process for the identification, evaluation, and mitigation of transition risks related to climate change

SOCIAL RESPONSIBILITY AND COMPENSATION COMMITTEE

•Oversees risks related to our compensation policies and practices and succession planning, with input from management and the Social Responsibility and Compensation Committee’s independent outside compensation consultant
•Periodically reviews and assesses the Company’s culture and employee engagement
•Reviews human capital management
•Reviews the Company’s workforce development initiatives

NOMINATING AND GOVERNANCE COMMITTEE

•Oversees risks related to governance and shareholder activism
•Oversees director refreshment and succession
•Approves other public company directorships offered to directors
•Conducts robust annual Board, committee, and director performance evaluation process

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GENERATION AND SAFETY OVERSIGHT COMMITTEE

•Oversees risks related to our nuclear and non-nuclear generation operations
•Reviews and monitors the Company’s safety and environmental policies and performance
•Oversees the potential effects of emerging policies, technologies, and trends on generation operations, and reviews changes to the long-term strategies of the generation operations

Directors typically attend all Committee meetings when possible, and otherwise receive a report on matters reviewed by the respective Committees, thereby providing the full Board with the opportunity to identify and discuss any risk-related issues or request additional information from management or the Committees that may assist the Board in its risk oversight role.
In addition to the above-described Board committee structure, the Company has three standing committees that comprise the primary governance forums for day-to-day management of the Company and are complementary and critical to the risk management process: Executive Leadership Team, Commitments Committee, and Risk Management Committee.

	Members	Meeting Occurrence	Function

EXECUTIVE LEADERSHIP TEAM	•CEO •CEO’s direct reports	Weekly	Provides the forum for discussion and decision-making related to general strategy and policy items, operational updates, information sharing, prioritization, and cross-business and cross-functional coordination

COMMITMENTS COMMITTEE
Voting members:
•CEO (chair)
•CFO
•General Counsel
•President of Vistra Retail
•Chief Strategy and Sustainability Officer
Standing invitees:
•Other direct reports of CEO
•Other key functional and operational leaders
		Weekly	Provides operational oversight of Vistra’s material commitment activities, ensuring that an appropriate level of analysis, review, and approvals are performed prior to committing or deploying capital, approving transactions within transaction authority limits delegated by the Board

RISK MANAGEMENT COMMITTEE
•CEO
•CFO (chair)
•Chief Risk Officer
•SVP of Commercial Operations
•General Counsel / Chief Compliance Officer
•President of Vistra Retail
•Chief Strategy and Sustainability Officer
•Chief Accounting Officer
•Treasurer
•SVP of Planning
		Weekly	Provides risk management oversight, monitoring, control, and guidance for all risk management activities at Vistra, approving risk management activities within limits delegated by the Board

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The Company’s Chief Risk Officer oversees our risk management efforts and regularly reports to the Sustainability and Risk Committee regarding enterprise risk management and assessment matters. The Chief Risk Officer administers our Risk Management Policy which in turn governs the Risk Management Committee. The Risk Management Policy establishes guidelines necessary for the Company to effectively manage the market, credit, operative and regulatory risk of its commodities portfolios.
In addition to the oversight role performed by the Risk Management Committee, the Board has delegated certain authority, subject to various term/tenor and dollar value thresholds, to the Company’s Commitments Committee as further set forth in the Company’s Commitments Policy. The Board periodically reviews and revises the delegation of authority thresholds to appropriately balance business needs and its oversight function.
Information Security Risk Oversight
The Sustainability and Risk Committee of the Board has oversight responsibility over the Company’s Information Security program. Ms. Lagacy, with extensive cybersecurity experience, is lead director on behalf of the Board to interface and coordinate with the CIO on cybersecurity reports to the Board. The Company has a dedicated CIO who ensures Information Security is built into the Company’s larger technology strategy and oversees the CISO. The CISO and his Information Security team are responsible for leading the enterprise-wide Information Security strategy, policy, standards, architecture and processes. Our Cyber Incident Response Teams under the CISO are responsible for monitoring and analyzing the Company’s cybersecurity posture in partnership with the Company’s risk and legal departments.
The CIO and CISO collaborate with our internal audit department and external consultants to review information technology-related risks (based upon the National Institute of Standards and Technology (NIST) Cybersecurity Framework) as part of the overall Vistra cyber risk management process. For further information on oversight and details of the Company’s Information Security program, see Part I, Item 1C “Cybersecurity” of our 2025 Annual Report on Form 10-K, which is included in our Annual Report.
Executive Compensation and Oversight of Risks Related to Compensation Policies
The primary responsibilities of the Social Responsibility and Compensation Committee are to:
•determine and oversee the compensation philosophy, objectives, and program of the Company and our subsidiaries, including making recommendations to the Board with respect to the adoption, amendment or termination of executive compensation and benefits plans, arrangements, policies and practices covering executives;
•evaluate the performance of the CEO;
•recommend the compensation of the CEO to the full Board and approve compensation of the executive officers (other than the CEO) and other senior officer-level direct reports of the CEO based on the evaluations of their performance; and
•oversee and monitor the Company’s culture and core principles, including the human capital management strategy, inclusion and workforce development, and corporate citizenship practices.
As described above, the Social Responsibility and Compensation Committee is responsible for overseeing risks related to our compensation policies, practices, and programs for all employees. To assist the Social Responsibility and Compensation Committee with determining whether the Company’s compensation policies and practices subject the Company to unnecessary risk or could potentially motivate employees to take excessive risk, the Social Responsibility and Compensation Committee periodically evaluates, including seeking input from management and our independent compensation consultant, our compensation strategy to ensure:

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•base salaries are market-based and a sufficient component of total compensation to discourage risk taking;
•earnings goals under the Company’s Annual Incentive Plan (“AIP”) are based upon the Company’s audited financial statements and the Company believes that the goals are sufficiently rigorous but attainable without the need to take inappropriate risks or make material changes to the Company’s business or strategy;
•executive officers who receive performance-based incentive awards under the AIP and the Vistra Corp. 2016 Omnibus Incentive Plan (as amended and restated, the “2016 Incentive Plan”) are required to reimburse the Company (commonly referred to as a “clawback”) if the Company has to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under the federal securities laws;
•the Company uses awards under the 2016 Incentive Plan, such as the Performance Stock Unit (“PSU”) awards that are based in part upon factors that affect total stockholder return over three-year periods, which mitigates short-term risk taking;
•because incentive compensation has a large equity component, value is best realized through long-term appreciation of stockholder value, especially when coupled with the executive stock ownership guidelines, which expose those officers subject to the guidelines—namely the President and CEO and each Executive Vice President—to loss of the value of the retained equity if stock appreciation is jeopardized; and
•the use of incentive compensation components that are paid or vest over an extended period mitigates against unnecessary or excessive risk taking.
STOCKHOLDER AND STAKEHOLDER ENGAGEMENT
We believe that regular, transparent communication with our stockholders and other stakeholders is essential to Vistra’s long-term success. In advance of the 2026 Annual Meeting, we reached out to stockholders representing approximately 90% of our top 20 stockholders to offer meetings to discuss our strategy, corporate governance, sustainability initiatives, and other matters of interest to the investors. This was in addition to regular engagement year-round with members of our sustainability and investor relations team and management team, many of which involve our CEO and CFO and may periodically include the Chairman of our Board.
Further, Vistra seeks to enhance its stakeholder engagement through various peer networking groups, trade associations, and sustainability-focused organizations that provide opportunities to discuss and research insights on best practices, industry trends, advancements in climate change technologies and disclosures, and human capital management initiatives, among others.
We value the views of our stockholders and other stakeholders, and the input that we receive from them is a key consideration in our corporate governance practices. For example, informed in part by the dialogue and collaboration with our stockholders and other stakeholders in recent years, we:

GOVERNANCE

•Amended our Bylaws to provide proxy access for stockholders
•Amended our charter and Bylaws to remove supermajority voting standards
•Assigned oversight of cybersecurity and deployment of artificial intelligence risk to Sustainability and Risk Committee
•Expanded Nuclear Oversight Committee to cover oversight of non-nuclear generation operation, and safety and environmental policies and performance and renamed to Generation and Safety Oversight Committee
•Continue to leverage Sustainability Governance Framework which ensures full Vistra Board and committee oversight of sustainability matters and initiatives
•Publish voluntary, annual report of Vistra’s employee PAC contributions, corporate political contributions, and membership dues to trade organizations

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SUSTAINABILITY

•Continue to disclose progress towards our GHG emissions reduction target for 2030 and maintain our net-zero target by 2050 (assuming necessary advancements in technology and supportive market constructs and public policy)
•Continue to responsibly transform our generation portfolio with a growing mix of nuclear, solar and natural gas assets. With more than 7,700 MW zero-carbon assets online, further planned growth of solar, battery storage and nuclear power is underway maintaining the reliability and affordability of electricity, and enhancing Vistra’s long-term sustainability and resiliency
•Continue to leverage our Green Finance Framework with our recent BCOP credit facility to fund new renewable energy projects (Baldwin and Coffeen solar generation and battery assets and the Oak Hill and Pulaski solar generation assets)
•Updating our sustainability-related disclosures including our annual sustainability report leveraging revised GRI/SASB standards and our biennial Climate Report leveraging TCFD recommendations. Our Scope 1 and Scope 2 GHG emissions inventory receive third-party assurance by an independent audit firm

COMPENSATION AND HUMAN CAPITAL MANAGEMENT

•Adjusted the mix of LTI awards to increase performance stock units to represent 65% of each NEO’s LTI award
•Continue to evaluate and implement adjustments to the overall executive compensation program, focused on linking executive compensation with performance and stockholder value
•Continue the use of the long-term Adjusted Free Cash Flow before Growth per Share metric for PSUs
•Continue the use of metrics in our AIP scorecard to align management’s compensation with the Company’s financial and operating performance goals
•Evaluated the Company’s human capital management strategy and implemented many initiatives to ensure a workforce with employees who are engaged, have numerous development and training opportunities, and are offered generous benefits and wellness programs

COMMUNICATIONS WITH DIRECTORS
Stockholders and other interested parties may communicate with the directors individually or as a group, including all non-management or independent directors and the Chairman of the Board, by writing to them c/o the Corporate Secretary of the Company, 6555 Sierra Drive, Irving, Texas 75039. The Company’s Corporate Secretary will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if the communication is substantial or material and falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a Committee or to an executive officer of the Company, then the Company’s Corporate Secretary may forward the communication to the executive officer of the Company or the chair of the Committee to which the matter has been delegated.
CORPORATE GOVERNANCE DOCUMENTS
The Company maintains certain corporate governance documents on our website at www.vistracorp.com. The Company’s Corporate Governance Guidelines and charters of the standing Committees of the Board, including the Audit Committee, the Nominating and Governance Committee, the Social Responsibility and Compensation Committee, the Sustainability and Risk Committee, and the Generation and Safety Oversight Committee, in each case as currently in effect, can be accessed by selecting the tab labeled “Governance” on the home page of the Company’s website.

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The Company’s Code of Conduct that applies to the Company’s employees, officers, including both the CEO and CFO, and directors, is also available on the Company’s website. In accordance with SEC regulations, any amendments to the Code of Conduct will be posted on the Company’s website.
The Board has adopted a written policy regarding transactions with related parties, which is included in the Corporate Governance Guidelines available on the Company’s website.
Printed copies of the corporate governance documents that are posted on the Company’s website are also available to any stockholder upon request to the Corporate Secretary of the Company, 6555 Sierra Drive, Irving, Texas 75039.
CODE OF CONDUCT
Our Code of Conduct applies to all of our directors, officers and employees. The key principles of this code include acting legally and ethically, notifying appropriate persons upon becoming aware of issues, obtaining confidential advice and dealing fairly with our stakeholders. A copy of our Code of Conduct is available on the Company’s website at www.vistracorp.com/code-of-conduct.
COMPLAINT AND REPORTING PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS
Our Whistleblower Policy provides for (1) the receipt, retention and treatment of complaints, questions, and concerns regarding accounting, internal accounting controls, financial reporting, auditing matters, or compliance with federal laws and (2) the confidential, anonymous submission of complaints, questions, and concerns by employees regarding questionable accounting or auditing matters, in each case relating to Vistra. Complaints may be made anonymously through an “Ethics and Compliance Helpline” telephone number or website, operated by an independent third party. Complaints received are logged by our Chief Compliance Officer, reviewed and investigated by Internal Audit, and, if applicable, our Chief Compliance Officer, and communicated to our Audit Committee. In accordance with applicable law, the Whistleblower Policy and other procedures we use to address complaints prohibits retaliation, in any form, against an employee submitting a good faith complaint, question or concern. A copy of our Whistleblower Policy is available on the Company’s website at www.vistracorp.com/corporate-governance.
BUSINESS RELATIONSHIPS AND RELATED PERSON TRANSACTIONS POLICY
As set forth in the Corporate Governance Guidelines, the Board has adopted a written policy relating to the approval of transactions with related persons. In general, for purposes of our policy, a related party transaction is a transaction to which (i) we are a participant and (ii) the amount involved exceeds $120,000, with respect to which a related person will have a direct or indirect material interest. As set forth in our policy, a “related person” is an executive officer, director or nominee for director of ours, a person known to us to be the beneficial owner of more than 5% of our voting securities, an immediate family member of an executive officer, director, nominee for director or 5% stockholder, and any entity owned or controlled by any of the foregoing individuals or in which any such individual serves as an executive officer or general partner or, together with any other such individuals, owns 10% or more of the equity interests of such an entity.
Our policy requires that a related person transaction will only be permitted if: (i) the Audit Committee, consisting of at least two disinterested directors, reviews and approves the transaction in accordance with the policy (which requires that the transaction be on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party), (ii) the Audit Committee determines that such transaction is in, or not inconsistent with, the interests of the Company and its stockholders in good faith based on all of the information available to them, and (iii) no member of the Audit Committee participates in review or approval of any transaction if such member is a party to the act or transaction, such member has a material interest in the act or transaction, or such member has a material relationship with a person that has a material interest in the act or transaction. In reviewing and approving any related person transaction, the Audit Committee may take into account such factors as they deem appropriate, including the nature of the relationship, the interest of the

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TABLE OF CONTENTS	Corporate Governance
related person in the transaction, and whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.
Since January 1, 2025, there have been no related person transactions. A copy of our related person transactions policy is included in our Corporate Governance Guidelines and is available on the Company’s website at www.vistracorp.com/corporate-governance.
CHARITABLE CONTRIBUTIONS
During 2025, we did not make any contributions to any charitable organization in which an independent director served as an executive officer in 2025.
INSIDER TRADING POLICY AND PROHIBITION ON HEDGING AND PLEDGING
Vistra has adopted an insider trading policy that governs transactions in our securities by our directors, officers, employees and their respective related persons, as well as transactions by Vistra, that Vistra believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards.
Under Vistra’s insider trading policy, members of the Board and all of Vistra’s officers and employees, together with their respective related persons, shall not engage, directly or indirectly, in any derivative transactions involving any securities of Vistra, including pledges of Vistra securities as collateral or short sales thereof. This policy includes, without limitation, hedging transactions, pledging Vistra securities as collateral or engaging in short sales of Vistra securities.

2026 Proxy Statement	41

Management
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table and biographies set forth information regarding our current executive officers as of the date hereof, except for Mr. Burke, whose information is listed above.

Name	Age	Position / Office

Kristopher E. Moldovan	54	Executive Vice President and Chief Financial Officer
Stacey Doré	53	Chief Strategy and Sustainability Officer & Executive Vice President Public Affairs
Scott A. Hudson	62	Executive Vice President and President Vistra Retail
Stephanie Zapata Moore	52	Executive Vice President, General Counsel, and Chief Compliance Officer

KRISTOPHER E. MOLDOVAN

AGE: 54	Executive Vice President and Chief Financial Officer

BIOGRAPHICAL INFORMATION:
Mr. Moldovan has served as the Executive Vice President and Chief Financial Officer of the Company since August 2022. In this role, Mr. Moldovan is responsible for leading the execution of all financial activities for Vistra, including investor relations, treasury, financial planning and analysis, controllership, tax, risk management, internal audit and supply chain. Mr. Moldovan has been with Vistra and its predecessor companies since 2006 and, from 2017 to 2022, served as Senior Vice President and Treasurer, where he was responsible for all treasury-related activities, including financing activities and assuring the availability of liquidity and cash resources, among other responsibilities. From 2010 to 2017, he was the Company’s Assistant Treasurer. Mr. Moldovan originally joined the Company as Senior Counsel, where much of his work focused on finance and mergers and acquisitions. Before joining Vistra, he was an attorney for Gibson, Dunn & Crutcher, LLP in Dallas and for Wildman, Harrold, Allen & Dixon in Chicago, where he gained extensive experience in M&A, finance, and general corporate advisory. Mr. Moldovan serves on the NYSE Institute Advisory Board and the Board of Advisors for the Maguire Energy Institute at the SMU Cox School of Business. Mr. Moldovan holds a bachelor’s degree in engineering from the University of Illinois, a juris doctor from Duke University School of Law, and a graduate finance certificate from Southern Methodist University Cox School of Business.

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STACEY DORÉ

AGE: 53	Chief Strategy and Sustainability Officer & Executive Vice President Public Affairs

BIOGRAPHICAL INFORMATION:
Ms. Doré has served as Chief Strategy and Sustainability Officer & Executive Vice President Public Affairs since August 2022. In this role, Ms. Doré is responsible for corporate strategy, M&A, sustainability, regulatory and government affairs, communications, community engagement, and corporate development. Prior to joining Vistra, Ms. Doré most recently served as president and chief executive officer of Hunt Utility Services and Sharyland Utilities, an electric utility within the Electric Reliability Council of Texas market, from 2019 to 2021. There, she set the strategic direction of the company and led a seasoned team of professionals in developing, operating, and constructing the company’s electric transmission assets safely and reliably. Prior to that role, she was senior vice president and general counsel for publicly traded InfraREIT, Inc., an electric transmission and distribution company structured as a real estate investment trust, from 2016 to 2019. Ms. Doré originally joined Vistra’s predecessor companies in 2008 as part of the legal team where she served in several leadership roles, including executive vice president and general counsel and co-restructuring counsel. She began her career as an attorney at Vinson & Elkins, LLP in 1997.
Outside of her responsibilities at Vistra, Ms. Doré is an active member of the United Way Women of Tocqueville, the Dallas Assembly, and the International Women’s Forum. Ms. Doré serves on the executive committee of the University of Texas Center for Women in Law and the advisory board of the University of Texas KBH Energy Center, and is a graduate of the Dallas Regional Chamber’s Leadership Dallas. Ms. Doré currently serves as a member of the board of directors for The Williams Companies, Inc., a leading energy infrastructure company with operations across the natural gas value chain, and her term will expire at its 2026 annual meeting of stockholders. Ms. Doré received a bachelor’s degree in journalism from University of Southwestern Louisiana and a juris doctor from Harvard Law School.

SCOTT A. HUDSON

AGE: 62	Executive Vice President and President Vistra Retail

BIOGRAPHICAL INFORMATION:
Mr. Hudson has served as the President Vistra Retail since February 2020 and was promoted to Executive Vice President in January 2022. In that role he oversees all of the Company’s retail electricity brands including TXU Energy, Ambit, Value Based Brands, Dynegy Energy Services, Homefield Energy, TriEagle Energy, Public Power and US Gas & Electric. Prior to that, Mr. Hudson served as the Senior Vice President of Vistra Corporate Services Company since October 3, 2016 and President of TXU Energy since March 2017. Prior to joining the Company, he served as Chief Operating Officer of TXU Energy since 2011 with responsibility for sales, marketing, product development, operations, and business technology organizations. Previously, Mr. Hudson held senior leadership positions with MBNA America, ChoicePoint, and LexisNexis and practiced as a commercial lawyer working in the energy industry for Troutman Sanders LLP. Mr. Hudson sits on the board of directors for the United Way of Metropolitan Dallas and the Dallas Regional Chamber, and previously served on the board of trustees of the Dallas Children’s Theatre. Mr. Hudson received a bachelor’s degree in history from Yale University and a juris doctor from the University of North Carolina at Chapel Hill.

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Management	TABLE OF CONTENTS

STEPHANIE ZAPATA MOORE

AGE: 52	Executive Vice President, General Counsel, and Chief Compliance Officer

BIOGRAPHICAL INFORMATION:
Ms. Moore has served as the Executive Vice President and General Counsel of the Company since October 2016, and as Chief Compliance Officer since April 2019. In this role, Ms. Moore oversees the Company’s legal, corporate compliance, and environmental, health, and safety departments, as well as the corporate secretary’s office. Prior to joining the Company, Ms. Moore served as Vice President and General Counsel of Luminant, a Company subsidiary, since April 2012. Ms. Moore joined the company in November 2005 and served as Counsel and Senior Counsel in the legal department prior to being named Luminant’s General Counsel. Prior to joining the company, Ms. Moore was an associate at Gardere Wynne Sewell LLP (now Foley & Lardner LLP) where she engaged in a corporate and securities practice from 1998 to 2005. Ms. Moore is the immediate past chair of the board of directors of Girls Inc. of Metropolitan Dallas having served a two-year term as chair ending in July 2025 and as a director since July 2016. Ms. Moore received a bachelor’s degree in English from Duke University and a juris doctor from William and Mary Law School.

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Compensation Discussion
and Analysis
EXECUTIVE SUMMARY
The primary objective of our executive compensation program is to align executives’ interests and those of our stockholders in accordance with the Company’s compensation philosophy. This Compensation Discussion and Analysis (“CD&A”) describes the elements, implementation, and results of our 2025 executive compensation program with respect to the Named Executive Officers identified below.
Compensation Philosophy
Vistra has a strong pay-for-performance compensation philosophy, which places an emphasis on “pay-at-risk,” such that a significant portion of our executive officers’ compensation is comprised of variable compensation. Vistra’s executive compensation program is intended to attract, motivate, and retain top-talent executive officers as leaders and compensate executive officers appropriately for their contributions to the attainment of Vistra’s financial, operational and strategic objectives. In addition, Vistra believes it is important to retain our top-tier talent and strongly align their interests with those of our stockholders by emphasizing incentive-based compensation. To achieve the goals of our compensation philosophy, Vistra believes that:
•the overall compensation program should emphasize variable compensation elements that have a direct link to overall corporate performance and stockholder value;
•the overall compensation program should place a greater emphasis on pay-at-risk as levels of responsibility increase;
•the overall compensation program should attract, motivate, engage and retain top-talent executive officers to serve in key roles; and
•an executive officer’s individual compensation level should be based upon both a quantitative and qualitative assessment of the performance of the executive’s area of responsibility as well as the executive officer’s individual performance.
2025 Named Executive Officers

Name	Title

James A. Burke	President and Chief Executive Officer
Kristopher E. Moldovan	Executive Vice President and Chief Financial Officer
Stacey Doré	Chief Strategy and Sustainability Officer & Executive Vice President Public Affairs
Scott A. Hudson	Executive Vice President and President Vistra Retail
Stephanie Zapata Moore	Executive Vice President, General Counsel, and Chief Compliance Officer
These individuals are Vistra’s named executive officers for 2025 (“Named Executive Officers” or “NEOs”)—while this Proxy Statement specifically discusses the compensation relating to Vistra’s Named Executive Officers, the practices and programs described herein generally extend more broadly across Vistra’s executive leadership team.

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Compensation Discussion and Analysis	TABLE OF CONTENTS
PERFORMANCE OVERVIEW
In this section, Vistra provides highlights of our performance in 2025, reflecting factors considered by the Social Responsibility and Compensation Committee in assessing variable pay outcomes for the Named Executive Officers.
2025 Performance Highlights
Through the continued focus on and execution against our strategic priorities including our capital allocation program, we delivered solid performance results in 2025. The Company reported 2025 Net Income of $944 million (including an unrealized loss from hedges expected to settle in future years of $808 million) and Cash Flow from Operations of $4,070 million. Vistra achieved Ongoing Operations Adjusted EBITDA* of $5,912 million, which was $112 million higher than the guidance midpoint announced November 2024, and Ongoing Operations Adjusted Free Cash Flow before Growth* (“FCFbG”) $292 million higher than the original guidance midpoint. See also “2025 Business Highlights” beginning on page 2 of this Proxy Statement for additional highlights of Vistra’s strategy execution and sustainability initiatives. In addition, Vistra’s strong financial performance translated into significant stockholder value, delivering total stockholder return of 15%, putting it at the 68th percentile as compared to stock performance of the S&P 500 index constituents for 2025, and total stockholder return of 629%, putting it essentially at the 100th percentile as compared to stock performance of the S&P 500 index constituents, for the three-year period ended 2025.
*    See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure (as defined in Annex A).
Vistra’s Annual Incentive Plan, or AIP, places the greatest weighting on a combination of (i) Adjusted EBITDA, (ii) Adjusted FCFbG and (iii) other metrics, including total cost. Together, these metrics are designed to drive the organization’s focus on achieving business results while exercising discipline in cost decisions. As seen below, Vistra’s above-target performance on Adjusted EBITDA and Adjusted FCFbG contributed to strong incentive plan payouts for 2025.

2025 AIP Performance Summary; Select Metrics	Target ($)	Performance ($)	AIP Results Achieved (%)

Adjusted EBITDA(1) *($ m)	5,710	5,838	144
Total Cost(2) ($ m)	4,851	5,299	—
Adjusted FCFbG(3) *($ m)	3,112	3,501	200
*See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure.
(1)Adjusted EBITDA means Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted for unrealized gains or losses from hedging activities, transition and merger expenses, non-cash compensation expenses, nuclear decommissioning trust income, asset retirement obligation expenses, and certain other items described from time to time consistent with Vistra’s earnings releases.
(2)Total Cost is calculated as the sum of total costs to operate Vistra’s business units, including (i) selling, general and administrative (SG&A) expenses, (ii) operating and maintenance (O&M) expenses, (iii) cash spend associated with capital projects, (iv) growth capital and (v) other costs incurred to operate the business.
(3)Adjusted FCFbG means cash from operating activities excluding changes in margin deposits and working capital and adjusted for maintenance capital expenditures, other net investment activities, and other items described from time to time consistent with Vistra’s earnings releases.
Over the last three years, Vistra has consistently met or exceeded its strategic and financial goals. As an example, in 2025, Vistra completed its acquisition of natural gas assets from Lotus Infrastructure Partners and executed definitive agreements to acquire Cogentrix Energy. In addition, the Company executed long-term PPAs at its Comanche Peak Nuclear Power Plant and negotiated long-term PPAs at its PJM nuclear plants in 2025. Vistra’s strong performance during the three-year performance period ended 2025 for the 2023 PSUs supported above-target Adjusted FCFbG per share performance, which resulted in payouts of the 2023 PSUs at 200% of target.

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TABLE OF CONTENTS	Compensation Discussion and Analysis
SAY-ON-PAY VOTE AND STOCKHOLDER ENGAGEMENT
In May 2025, Vistra’s stockholders were asked to approve, on an advisory basis, the 2024 compensation paid to Vistra’s NEOs. A substantial majority (over 97%) of the votes cast on the “say-on-pay” proposal at that meeting were voted in favor of the proposal. The “say-on-pay” advisory vote serves as a tool to guide the Board and the Social Responsibility and Compensation Committee in promoting alignment of Vistra’s executive compensation programs with stockholder interests. The Social Responsibility and Compensation Committee believes that these results reaffirm Vistra’s stockholders’ support of Vistra’s approach to executive compensation and did not make any changes to the Company’s executive compensation program as a result of this vote.
The Social Responsibility and Compensation Committee will continue to use the “say-on-pay” vote as a guidepost for stockholder sentiment and believes it is critical to maintain regular stockholder engagement, communication and transparency. Reflecting this commitment, members of our sustainability, investor relations and management teams regularly engage with stockholders and other stakeholders to discuss our sustainability strategy and initiatives, human capital management, company culture, corporate governance, and executive compensation practices in order to solicit feedback on these and a variety of other topics of interest. In advance of the 2026 Annual Meeting, our management team contacted our largest stockholders to offer meetings to discuss our overall strategy, corporate governance, sustainability strategy and initiatives, and other matters of interest to our investors. Please refer to page 38 of this Proxy Statement for more information regarding our stockholder and stakeholder engagement efforts.
Emphasis on “At Risk” / Performance-Based Pay
Base salary and other fixed elements of compensation are essential to any compensation program and relevant to the recruitment and retention of top talent. However, we believe that “at risk” compensation for our most senior executives should represent a significant portion of their pay mix. Our 2025 executive compensation program reflects this philosophy. For 2025, 91% of our CEO’s total compensation and, on average, 88% of our other Named Executive Officers’ total compensation (i.e., base salary, actual short-term incentives (i.e., AIP) and target long-term incentives (i.e., LTI)) was “at risk” compensation directly contingent on performance. Actual payouts under short-term incentives and long-term incentive awards are subject to the achievement of pre-established performance targets and/or are linked directly to Vistra’s stock price performance.

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Compensation Discussion and Analysis	TABLE OF CONTENTS
The following charts illustrate the 2025 pay mix for our CEO and the average pay mix for the other Named Executive Officers. In furtherance of its emphasis on performance-based pay elements, in 2025, the Social Responsibility and Compensation Committee continued to grant 65% of our CEO’s and other Named Executive Officers’ respective target LTI grants in PSUs. Additional detail regarding the 2025 compensation of our Named Executive Officers is provided in the Summary Compensation Table and throughout this CD&A.
2025 NAMED EXECUTIVE OFFICER COMPENSATION OVERVIEW

Chief Executive Officer(1) Annualized 2025 Pay Mix
Short-Term Element		Long-Term Element

9% Base Salary	19% Annual Bonus (AIP)	72% Equity Awards (LTI)

91% Performance Based / “At Risk”

Average Other Named Executive Officers(2) Annualized 2025 Pay Mix
Short-Term Element		Long-Term Element

12% Base Salary	16% Annual Bonus (AIP)	72% Equity Awards (LTI)

88% Performance Based / “At Risk”
*Please see “Summary Compensation Table—2025” beginning on page 66 for details regarding the 2025 compensation of the Named Executive Officers.
(1)Reflects Pay Mix for our CEO, Mr. Burke, based on 2025 base salary, actual AIP payout, and target LTI award.
(2)Reflects Pay Mix for our NEOs, excluding Mr. Burke, based on 2025 base salary, actual AIP payout, and target LTI award.

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CORPORATE GOVERNANCE PRACTICES
In this section, Vistra provides details of its corporate governance framework, procedures and practices as they relate to Named Executive Officer compensation.
Role of the Social Responsibility and Compensation Committee
Vistra’s Social Responsibility and Compensation Committee is currently comprised of three independent directors—Lisa Crutchfield (Chair), Gavin R. Baiera, and John W. (Bill) Pitesa—whose primary responsibilities are to, among other things:
•Determine and oversee the compensation philosophy, objectives, and program of Vistra, including making recommendations to the Board with respect to the adoption, amendment or termination of executive compensation and benefits plans, arrangements, policies and practices covering executives;
•Evaluate the performance of Vistra’s executive officers;
•Approve the compensation of Vistra’s executive officers (other than the CEO) and other senior-level officer direct reports to the CEO after considering their performance and the CEO’s recommendations;
•Recommend CEO compensation to the full Board for approval;
•Oversee Vistra’s executive management succession planning process;
•Oversee risks arising from Vistra’s compensation policies and practices;
•Oversee and monitor the Company’s culture and core principles;
•Oversee and monitor the Company’s human capital management strategy and initiatives; and
•Review the Company’s corporate citizenship strategy and practices.
Governance Structure

VISTRA BOARD OF DIRECTORS

SOCIAL RESPONSIBILITY AND COMPENSATION COMMITTEE

INDEPENDENT COMPENSATION CONSULTANT
The Social Responsibility and Compensation
Committee’s charter can be found on Vistra’s website
at: www.vistracorp.com/corporate-governance

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Compensation Discussion and Analysis	TABLE OF CONTENTS
Advisors to the Social Responsibility and Compensation Committee
The Social Responsibility and Compensation Committee has the sole authority to approve the fees, terms and engagement of its independent compensation consultant. During 2025, the Social Responsibility and Compensation Committee approved the continued engagement of Mercer (US) LLC (the “Compensation Consultant”) to provide advisory services to Vistra and the Social Responsibility and Compensation Committee on various aspects of Vistra’s executive compensation practices, including, but not limited to, the Company’s compensation structure. For fiscal year 2025, the aggregate fees paid to the Compensation Consultant for executive compensation services totaled approximately $480,000. In addition, management of the Company directly engages affiliates of the Compensation Consultant to provide other services. For fiscal year 2025, the Company paid to affiliates of the Compensation Consultant approximately $372,000 for non-executive compensation related services, consisting of $197,000 for human resources-related consulting engagements and $175,000 for insurance brokerage-related services performed for the Company, excluding insurance premiums that are paid through such affiliates to insurance carriers on behalf of us and our affiliates. These affiliates are separate from the entity that provides executive compensation consulting services to the Social Responsibility and Compensation Committee.
For 2025, the Social Responsibility and Compensation Committee assessed the independence of the Compensation Consultant and whether the engagement created any conflict of interest. In doing so, the Social Responsibility and Compensation Committee considered each of the factors set forth in Rule 10C-1(b)(4) under the Exchange Act and NYSE rules. As part of its review, the Social Responsibility and Compensation Committee received a letter from the Compensation Consultant that discussed its independence and provided relevant disclosure regarding the Exchange Act and NYSE factors. In accordance with its charter, the Social Responsibility and Compensation Committee determined that the Compensation Consultant is sufficiently independent to appropriately advise the Social Responsibility and Compensation Committee on compensation matters and that its work with the Compensation Consultant does not give rise to any conflict of interest.

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Executive Compensation Best Practices

WE DO...

Pay for Performance using a compensation structure that includes performance-based AIP and long-term incentive plan awards that are designed to align with stockholder interests

Provide long-term incentive plan awards that are at-risk and include performance-based awards with a multi-year performance period

Include caps on payouts under annual and long-term performance incentives

Engage in a rigorous process to establish total direct compensation and its components, including reviewing market and survey data sourced from our peer group of companies and our industry

Have change in control benefits that are subject to “double trigger” provisions, requiring both the occurrence of a change in control event and a qualifying termination (e.g., involuntary termination without cause or resignation for good reason)

Maintain rigorous stock ownership requirements for NEOs, including a 6x base salary requirement for our CEO

Have an independent compensation consultant that reports directly to the Social Responsibility and Compensation Committee

Conduct an annual risk assessment to ensure that the structure and design of our compensation programs are not reasonably likely to result in excessive risk-taking that could have a material adverse impact on the Company

Listen to stockholders by holding an advisory vote on executive compensation annually and taking the results of such vote into account when setting and reviewing our compensation practices and policies. We have had very positive results from our advisory vote on executive compensation each year the vote has been held

Conduct stockholder outreach efforts to discuss topics of interest, including our executive compensation programs

WE DO NOT...

Offer supplemental executive retirement plan benefits

Engage in option backdating or re-pricing

Permit hedging or pledging of our Common Stock by directors, employees (including the Named Executive Officers), or their related persons

Encourage excessive risk or inappropriate risk taking through our incentive programs

Guarantee annual bonuses

Provide excessive perquisites to executives

Provide excise tax gross-ups upon a change in control

Provide loans from the Company to any executives or directors

Permit liberal share counting or “recycling” of shares under our equity compensation plans

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Compensation Discussion and Analysis	TABLE OF CONTENTS
Compensation Elements
In 2025, Vistra utilized the following elements of compensation to achieve our compensation objectives:

Compensation Element	Summary and Linkage to Philosophy

Base Salary	•A fixed element of compensation to provide a stable source of income •Provides market competitive compensation to attract and retain talent
Annual Incentive (AIP)
•A cash-based award that encourages executives to focus on specific corporate, business unit and individual performance goals
•Earned only if threshold financial, operational and/or strategic objectives are met
•Encourages executives to stay focused on near-term goals

Restricted Stock Units (RSUs) (Time-Based Awards)	•Rewards long-term stockholder value creation •Enhances executive stock ownership and promotes retention via three-year vesting schedule
Performance Stock Units (PSUs) (Performance-Based Awards)
•Rewards long-term stockholder value creation and encourages executives to focus on long-term performance goals
•Emphasizes long-term view with three-year horizon
•Earned only if threshold financial objectives are met

Benefits	•Provides access to broad-based employee welfare and retirement plans to maintain program’s market competitiveness
Perquisites	•Perquisites are limited in amount and use and designed to promote executive’s financial and physical wellbeing
Compensation Determination Process
USE OF MARKET DATA
Vistra establishes base salary, target annual incentive and target long-term incentive compensation levels after considering market practice, internal equity considerations (including position, responsibility and contribution) and the Social Responsibility and Compensation Committee’s assessment of the appropriate pay mix for a particular position. In order to gauge the competitiveness of our compensation programs, Vistra reviews compensation practices and pay opportunities through the use of survey data for the general industry and energy services industry, including but not limited to independent power producers and utilities as well as data from a selection of our publicly traded peer companies used as the compensation peer group. Vistra attempts to position itself to attract and retain qualified senior executives in the face of competitive pressures in our relevant labor markets.
Specifically, during 2025, Vistra used survey data and information regarding the pay practices of the energy services industry and general industry companies provided by our Compensation Consultant, regressed to Vistra’s revenue size. Vistra believes that revenue is an appropriate indicator of the size and complexity of an organization, which should be one of the considerations in determining compensation levels. The compensation data resulting from this analysis was a significant factor considered by the Social Responsibility and Compensation Committee with respect to its executive compensation decisions for the Named Executive Officers.
During 2025, Vistra utilized company-specific data from the compensation peer group as an additional reference point when determining executive compensation, pay practices, pay magnitude, and pay evaluation. The compensation peer group consisted of a select group of companies that the Social Responsibility and Compensation Committee believes is representative of the industry, revenue size, and talent market in which Vistra competes. Consistent with 2024, Vistra’s compensation peer group consisted of the following companies for 2025:

The AES Corporation	Constellation Energy Corp.	Entergy Corporation
NRG Energy, Inc.	Public Service Enterprise Group Incorporated	UGI Corporation

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In 2025, the Social Responsibility and Compensation Committee reviewed Vistra’s peer group and approved changes for 2026 to help ensure the peer group continued to represent companies of comparable scale and scope. Based on this review, UGI Corporation was removed due to its dissimilar operations, and NextEra Energy Inc. and Talen Energy Corp. were added, for 2026.
The Social Responsibility and Compensation Committee does not target any particular level of total compensation or individual component of compensation against the peer group or relevant survey data; rather, the Social Responsibility and Compensation Committee considers the range of total compensation provided by Vistra’s peers, together with information from published surveys, in determining the appropriate mix and level of total compensation for our executives.
COMPENSATION OF THE CEO
In determining the compensation of the CEO, the Social Responsibility and Compensation Committee annually follows a thorough and detailed process. At the end of each year, the Chair of the Social Responsibility and Compensation Committee requests a formal written assessment of the CEO’s performance from all of the Board members. The Social Responsibility and Compensation Committee reviews a summary of these assessments, prepared by the Chief Administrative Officer, along with a report from the CEO outlining his assessment of performance against objectives, and the performance of Vistra’s businesses. In addition, the Social Responsibility and Compensation Committee meets—with and without the CEO—to evaluate and discuss the CEO’s performance and the performance of Vistra’s businesses.
The Social Responsibility and Compensation Committee balances multiple factors in determining its recommendation for the CEO’s compensation. These include ensuring that a substantial portion of the CEO’s compensation is directly linked to his performance and the performance of Vistra’s businesses and is strongly aligned with stockholders’ interests. The committee also considers whether the CEO’s compensation is competitive with compensation paid to similarly performing executive officers with similar responsibilities in companies in our compensation peer group, and against the compensation survey data provided by the Compensation Consultant. The CEO does not make recommendations regarding his own compensation.
The Social Responsibility and Compensation Committee recommends compensation for the CEO to the full Board for consideration and approval. The full Board has a fulsome discussion with the Social Responsibility and Compensation Committee regarding the recommendation and supporting data.
COMPENSATION OF OTHER NAMED EXECUTIVE OFFICERS
In determining the compensation of each of Vistra’s Named Executive Officers (other than the CEO), the Social Responsibility and Compensation Committee seeks the input of the CEO. At the end of each year, the CEO reviews a self-assessment prepared by each of the other Named Executive Officers and assesses the Named Executive Officer’s performance against the relevant business unit (or area of responsibility) and individual goals and objectives. The CEO reviews these assessments with the Social Responsibility and Compensation Committee and makes recommendations for the compensation of the Named Executive Officers. With that context, the Social Responsibility and Compensation Committee determines and approves the compensation for each Named Executive Officer.
ROLE OF THE COMPENSATION CONSULTANT
To add rigor to the Social Responsibility and Compensation Committee process, the Compensation Consultant provides the Social Responsibility and Compensation Committee with an update on historical and forward-looking executive compensation trends for discussion. In 2025, the Compensation Consultant also provided the Social Responsibility and Compensation Committee with survey market data and peer analysis, which the Social Responsibility and Compensation Committee referenced when determining compensation for executive officers. The Social Responsibility and Compensation Committee authorized the Compensation Consultant to interact with Vistra’s management, as needed, on behalf of the Social Responsibility and Compensation Committee.

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Compensation Discussion and Analysis	TABLE OF CONTENTS
2025 COMPENSATION OVERVIEW
Base Salary
Vistra believes that base salaries should reflect the scope and complexity of each executive officer’s position and the level of responsibility required to perform his or her job. It also believes that a competitive level of base salary is required to attract, motivate and retain qualified talent. Vistra seeks to ensure our cash compensation is competitive and sufficient to incentivize executive officers to remain with Vistra, recognizing our high-performance expectations across a broad set of operational, financial, customer service and community-oriented goals and objectives.
The Social Responsibility and Compensation Committee regularly reviews base salaries and annually engages its independent Compensation Consultant to conduct analyses to seek to ensure the base salaries are market-competitive, while also serving as an effective retention tool. The Social Responsibility and Compensation Committee may also review an executive officer’s base salary from time to time, including if the executive officer is given a promotion or if his or her responsibilities are significantly modified.
As set forth in the employment agreements with Messrs. Burke, Moldovan, and Hudson and Messes. Doré and Moore, which are described under “Employment Arrangements and Severance Benefits” on page 62, the Social Responsibility and Compensation Committee may consider adjustments to base salaries for any of the Named Executive Officers at any time based on updated market data, updated roles and responsibilities and the CEO’s recommendation (for all other NEOs). The Social Responsibility and Compensation Committee may change base salaries for any of the NEOs, subject to Board approval to change the base salary for the Chief Executive Officer.
The 2025 base salary for each Named Executive Officer is reflected in the table below.

Name	2025 Base Salary ($)(1)

James A. Burke President and Chief Executive Officer	1,400,000
Kristopher E. Moldovan EVP and Chief Financial Officer	668,367
Stacey Doré Chief Strategy and Sustainability Officer & EVP Public Affairs	657,891
Scott A. Hudson EVP and President Vistra Retail	652,627
Stephanie Zapata Moore EVP, General Counsel, and Chief Compliance Officer	607,700
(1)Reflects base salary approved by the Social Responsibility and Compensation Committee effective as of February 20, 2025.
Annual Incentive Plan
SUMMARY
The AIP provides an annual performance-based cash bonus for the successful attainment of certain financial and operational performance targets that are established annually by the Social Responsibility and Compensation Committee. Under the terms of the AIP, performance against these targets, which are set at challenging levels to incentivize exceptional performance (while at the same time balancing the needs for safety and investment in Vistra’s business), drives bonus funding.
PERFORMANCE FRAMEWORK
As a general matter, target-level performance is based on Vistra’s Board-approved financial and operational plan (the Financial Plan) for each upcoming year. The Social Responsibility and Compensation Committee sets high expectations for Vistra’s executive officers and therefore annually selects a target performance level that constitutes above average performance for the business based on the Financial Plan. Threshold and superior

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levels are for performance levels that are below and above Financial Plan-based expectations, respectively. Based on the level of attainment of these performance targets, an aggregate AIP funding percentage amount for all participants is determined.
TARGET OPPORTUNITY

Name	2025 AIP Target (%)(1)

James A. Burke President and Chief Executive Officer	150
Kristopher E. Moldovan EVP and Chief Financial Officer	85
Stacey Doré Chief Strategy and Sustainability Officer & EVP Public Affairs	85
Scott A. Hudson EVP and President Vistra Retail	90
Stephanie Zapata Moore EVP, General Counsel, and Chief Compliance Officer	75
(1)Described as a percentage of base salary. Reflects AIP target percentage approved by the Social Responsibility and Compensation Committee effective as of February 20, 2025.
Target cash bonus awards are set for each Named Executive Officer as a percentage of his or her base salary. Performance payouts on financial metrics are equal to, for any particular metric, 100% if the target level is achieved, 50% if the threshold level is achieved and 200% if the superior level is achieved. Actual performance payouts are interpolated on a linear basis for performance falling between the specified performance levels, with a maximum performance payout for any particular metric equal to 200%. The sum of these results determines the corporate performance payout percentage, which is then adjusted by an individual performance modifier as described below. The total maximum opportunity including the effects of the individual performance modifier is capped at 200% of target.
SETTING OF FINANCIAL AND OPERATIONAL PERFORMANCE TARGETS FOR 2025
Consistent with its annual practice, the Social Responsibility and Compensation Committee conducted a robust process of evaluating the performance metrics for the 2025 AIP, which are set forth in a scorecard, to seek to effectively incentivize executives across all key aspects of the business.
The Social Responsibility and Compensation Committee approved scorecard metrics for the 2025 AIP in December of 2024. The most heavily weighted metrics under the 2025 AIP are focused on financial parameters that align with stockholder value: Adjusted EBITDA, Total Costs, and Adjusted FCFbG. The targets for Adjusted EBITDA and Adjusted FCFbG were set consistent with the midpoint of Vistra’s 2025 guidance, which was issued in November 2024. In addition to these financial metrics, the Social Responsibility and Compensation Committee set goals to help ensure that the management team was continuing to drive the performance of each of the key business units: Generation (via the Generation Operating Index) and Retail (via the Retail Operating Index), and progressing the Company’s sustainability initiatives (via the Stakeholder Index). The metrics comprising the Generation Operating Index consist of core processes that lead to consistent and safe operations while also driving the Generation portion of Vistra’s financial metrics. The metrics comprising the Retail Operating Index focus on core customer operations that drive both high customer satisfaction and high performance of the Retail portion of Vistra’s financial metrics. To align management’s compensation with the Company’s important sustainability goals, the metrics comprising the Stakeholder Index are defined and assessed qualitatively and include: GHG emissions reduction targets tracking to achieve 60% reduction by 2030 and net-zero by 2050; the Company’s Science Based Targets initiative; employee initiatives, including supplier engagement to support integration of the PJM nuclear fleet and increase the Company’s reliable and diverse supplier base, and a talent pipeline growth initiative to engage with colleges and trade schools. Performance goals for specific metrics in each of the Generation Operating Index, Retail Operating Index, and Stakeholder Index are not disclosed given the competitively sensitive nature of such information.

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The following table provides a summary (including relevant weightings) of the actual results and payout levels for the 2025 scorecard under the AIP for Vistra, including the Named Executive Officers:

Named Executive Officer AIP Scorecard Metrics	Weight (%)	Target	Performance	Results Achieved (%)	Weighted Average Funding (%)

Adjusted EBITDA(1) *($ m)	25	$5,710	$5,838	144	35
Adjusted FCFbG(2) *($ m)	25	$3,112	$3,501	200	50
Total Cost ($ m)(3)	10	$4,851	$5,299	—	—
Generation Operating Index (%)	20	100%	109%	109	22
Retail Operating Index (%)	10	100%	128%	128	13
Vistra Stakeholder Index (%)	10	100%	100%	100	10
Total	100%				130%
*See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure (as defined in Annex A).
(1)Adjusted EBITDA means Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted for unrealized gains or losses from hedging activities, transition and merger expenses, non-cash compensation expenses, nuclear decommissioning trust income, asset retirement obligation expenses, and certain other items described from time to time consistent with Vistra’s earnings releases.
(2)Adjusted FCFbG means cash from operating activities excluding changes in margin deposits and working capital and adjusted for maintenance capital expenditures, other net investment activities, and other items described from time to time consistent with Vistra’s earnings releases.
(3)Total Cost is calculated as the sum of total costs to operate Vistra’s business units, including (i) selling, general and administrative (SG&A) expenses, (ii) operating and maintenance (O&M) expenses, (iii) cash spend associated with capital projects, (iv) growth capital and (v) other costs incurred to operate the business. The Total Cost metric was unfavorable to threshold, primarily driven by higher spend for opportunistic growth projects, additional capital spend to repair Martin Lake 1, incremental integration and transition costs and higher AIP accrual.
INDIVIDUAL PERFORMANCE HIGHLIGHTS
After determining and approving the corporate performance payout percentages based on actual Company performance against the AIP scorecard, the Social Responsibility and Compensation Committee and the CEO review the performance of each of Vistra’s executive officers on an individual and comparative basis. Based on this review, which includes an analysis of both objective and subjective criteria, as determined by the Social Responsibility and Compensation Committee in its sole discretion, including the CEO’s recommendations (with respect to all executive officers other than himself), the Social Responsibility and Compensation Committee approves an individual performance modifier for each executive officer. The individual performance modifier is determined on a basis independent of the corporate performance payout calculations.
In accordance with the terms of the AIP, the individual performance modifier can range from an “outstanding performance” rating (120%) to a “partially successful” rating (35%). To calculate an executive officer’s final AIP bonus, the corporate performance payout percentages are multiplied by the executive officer’s target incentive amount, which is computed as a percentage of annualized base salary, and then further multiplied by the executive officer’s individual performance modifier, with the maximum bonus opportunity subject to an aggregate cap of 200% of such executive officer’s target bonus.
Additionally, certain executives, including the Named Executive Officers, are subject to an “executive limiter” in which the AIP is capped at 50% of each executive’s target bonus if Vistra’s Adjusted EBITDA did not meet the Adjusted EBITDA threshold performance level. In the event that such Adjusted EBITDA threshold performance level is not met, the Board has complete discretion on any final AIP bonus paid to such executives. The Social Responsibility and Compensation Committee evaluated the Company’s performance against the Adjusted EBITDA threshold approved in the scorecard to determine whether the executive limiter was triggered. In 2025, because Adjusted EBITDA exceeded the threshold performance level based on the scorecard, no “executive limiter” was applicable.

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ACTUAL AWARDS
The Social Responsibility and Compensation Committee and the Board (as applicable) certified scorecard results for 2025 and approved the individual performance modifiers for all Named Executive Officers, and they were paid their approved bonuses in March 2026. Based on its review of the results of 2025 performance, the Social Responsibility and Compensation Committee made no adjustments to the 2025 actual performance outcomes. The discussion below highlights key factors of each NEO’s individual performance used in determining the individual performance ratings.
Mr. Burke, President and Chief Executive Officer: Vistra’s financial performance was strong in 2025, with notable announcements including the Lotus acquisition and the Comanche Peak PPA. In addition to a strong safety performance across the fleet, the Vistra retail business had one of the highest performing years on record. As a result of Mr. Burke’s successful achievements as CEO, the Board approved an above target AIP payment for 2025.
Mr. Moldovan, EVP and Chief Financial Officer: Mr. Moldovan supported the Lotus transaction as well as the Comanche Peak PPA. His team also led multiple successful financings and continued execution of an effective capital allocation strategy. As a result of Mr. Moldovan’s strong performance as CFO, the Social Responsibility and Compensation Committee approved an above target AIP payment for 2025.
Ms. Doré, Chief Strategy and Sustainability Officer & EVP Public Affairs: Ms. Doré led the strategic efforts that closed the Lotus and Comanche Peak PPA transactions. She also led significant legislative and regulatory efforts across PJM and ERCOT. For these and other reasons, the Social Responsibility and Compensation Committee approved an above target AIP payment for 2025.
Mr. Hudson, EVP and President Vistra Retail: Mr. Hudson led the retail organization to one of the strongest years on record. Customer retention and growth continue to perform and the ability for the retail team to provide customer focused plans and support in multiple markets is a strategic advantage in the industry. For these and other reasons, the Social Responsibility and Compensation Committee approved an above target AIP payment for 2025.
Ms. Moore, EVP, General Counsel, and Chief Compliance Officer: Ms. Moore provided legal support and strategy to address the complex Comanche Peak PPA negotiations as well as the Lotus transaction. Her efforts were further seen in the Company’s management of the Moss Landing incident. For these and other reasons, the Social Responsibility and Compensation Committee approved an above target AIP payment for 2025.
The table below provides a summary of the 2025 performance-based cash bonus for each NEO under the AIP, applying the corporate performance payout percentage and each NEO’s respective individual performance modifier.

Name	2025 AIP Target (% of salary)	2025 Target Award Value ($)(1)	2025 Actual Award ($)

James A. Burke	150	2,071,233	2,965,508
Kristopher E. Moldovan	85	565,845	810,155
Stacey Doré	85	556,976	869,952
Scott A. Hudson	90	585,402	838,155
Stephanie Zapata Moore	75	453,957	709,044
(1)Value of target award based on respective salary and AIP target percentage amounts for 2025.
Long-Term Incentives
Equity awards made under the 2016 Incentive Plan are intended to serve as a retention and motivational tool and align the interests of Vistra’s executive officers with the interests of Vistra’s stockholders. Targeted grant values are determined based on an evaluation of internal pay equity, and compensation levels for comparable positions among peer companies, the energy services industry and general industry. Award values are

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benchmarked against overall market data and proxy data from Vistra’s compensation peer group. Based on market data and consultations with the Compensation Consultant, the Social Responsibility and Compensation Committee retained the target mix of annual equity awards granted to the Named Executive Officers in 2025 as follows: 65% in PSUs and 35% in RSUs.
LTI AWARDS GRANTED IN 2025

Name	Total Target Value ($)(1)

James A. Burke	11,000,000
Kristopher E. Moldovan	5,000,000
Stacey Doré	5,000,000
Scott A. Hudson	2,500,000
Stephanie Zapata Moore	1,750,000
(1)Reflects annual LTI award value approved by the Social Responsibility and Compensation Committee in February 2025.
PERFORMANCE STOCK UNITS
For 2025, the targeted equity value in the form of PSUs for the annual LTI awards for each of the NEOs was 65%. The number of target PSUs awarded to each executive in 2025 was determined by dividing the targeted PSU value for each executive by the closing price of the Common Stock on the trading day immediately prior to the date of grant as reported on the NYSE.
The 2025 PSU grants have a single performance metric of Adjusted FCFbG per share with a relative Total Stockholder Return (“TSR”) modifier, with a three-year performance period (2025-2027) for both financial and relative TSR metrics.

Performance Stock Units Metrics Summary	Weight

Adjusted FCFbG (per share)	100%
Relative TSR Modifier(1)	+/- 25%
(1)Based on Vistra stock performance relative to S&P 500 index constituents.
The Relative TSR Modifier measures the Company’s performance relative to the S&P 500 index constituents, and applies a modifier to amounts earned based on the Adjusted FCFbG per share performance outcome as follows:

Relative Performance	RTSR Modifier

75th%ile or higher	1.25x
>25th%ile to <75th%ile	No modification
25th%ile or lower	0.75x
If Vistra’s Absolute TSR is negative for the three-year performance period, payouts will be capped at 100% of the target number of PSUs granted regardless of actual performance. The forward-looking targeted levels for Adjusted FCFbG per share are not disclosed due to the competitively sensitive nature of this information but will be disclosed following the completion of the performance period.
Based on its review with the Compensation Consultant, the Social Responsibility and Compensation Committee believes these metrics appropriately align and incentivize Vistra’s management team’s focus on long-term stockholder value creation in support of its capital allocation priorities.

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The 2025 PSUs will vest on March 5, 2028 and are settled in shares of Common Stock based on the certification of the results of the performance metrics following the performance period. The overall maximum payout cap for each NEO (including the effects of the Relative TSR Modifier) is 200% of his or her target PSU award based on actual performance against the target levels set by the Social Responsibility and Compensation Committee.
RESTRICTED STOCK UNITS
For 2025, the targeted equity value in the form of RSUs for the annual LTI awards for each of the NEOs was 35%. The number of RSUs awarded to each executive in 2025 was determined by dividing the targeted RSU value for each executive by the closing price of the Common Stock on the trading day immediately prior to the date of grant as reported on the NYSE. The RSUs vest ratably over a three-year period to promote long-term executive retention and alignment with stockholders. Each RSU represents the right to receive one share of Common Stock as of the vesting date for the award.
2025 EQUITY AWARDS
The values included in the following table reflect the total value of long-term incentive awards, including the number of restricted stock units and the target number of performance stock units, granted to each Named Executive Officer in 2025.

Name	Target Value of 2025 Long‑Term Incentive Award ($)(1)	Number of Restricted Stock Units (#)	Number of Performance Stock Units (#)

James A. Burke	11,000,000	30,329	56,325
Kristopher E. Moldovan	5,000,000	13,786	25,602
Stacey Doré	5,000,000	13,786	25,602
Scott A. Hudson	2,500,000	6,893	12,801
Stephanie Zapata Moore	1,750,000	4,825	8,960
(1)Reflects annual LTI awards approved by the Social Responsibility and Compensation Committee in February 2025.
2023 PSU RESULTS
In February 2026, the Social Responsibility and Compensation Committee evaluated the results of 2025 performance, the final year in the 2023-2025 measurement period for the PSUs granted in 2023. Adjusted FCFbG per share performance targets were set for each year in the three-year performance period consistent with the Company’s annual budget and strategic plan, and PSU performance results were measured on a cumulative basis over the three-year period. Notably, the Company’s superior performance (200% of target) in each year of the performance period resulted in a payout of 200% of target related to the Adjusted FCFbG per share metric. Vistra’s relative TSR performance was measured cumulatively over a three-year period, and the Company achieved a TSR of 629%, putting it essentially at the 100th percentile as compared to S&P 500 index constituents over the three-year period, which would have resulted in a 1.25x modifier being applied to the amounts earned pursuant to the Adjusted FCFbG per share metric. However, given that the maximum payout is capped at 200%, the 1.25x modifier did not change the final payout.

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Based on this review, the Social Responsibility and Compensation Committee made no adjustments to the actual performance results and certified the performance results of the 2023 PSUs for the Named Executive Officers as set forth below.

2023 PSUs Scorecard Metrics	Weight	Target	Performance(1)	Performance Payout

Adjusted FCFbG per share ($)	100%	$17.17	$24.85	200%
Relative TSR modifier(2)	+/-25%	>25th%ile to <75th%ile	100th%ile	—
				200%
(1)Reflects the cumulative performance for the three-year performance period of 2023-2025, with final results reviewed and certified by the Social Responsibility and Compensation Committee.
(2)Based on Vistra stock performance relative to S&P 500 index constituents. Since the maximum payout is capped at 200%, the 1.25x modifier was not applied.
The following table sets forth the final number of 2023 PSUs earned by each Named Executive Officer, which is determined by multiplying the original target award for such Named Executive Officer by the cumulative payout performance percentage. The 2023 PSUs vested on February 24, 2026 and were settled in shares of Common Stock.

Name	Target Award for 2023 PSUs	Final Number of PSUs Earned

James A. Burke	160,000	320,000
Kristopher E. Moldovan	68,444	136,888
Stacey Doré	67,222	134,444
Scott A. Hudson	58,666	117,332
Stephanie Zapata Moore	39,722	79,444
COMPENSATION POLICIES AND PRACTICES
Stock Ownership Guidelines
The Social Responsibility and Compensation Committee and the Board require our President and Chief Executive Officer and each of our Executive Vice Presidents to hold Common Stock with a value equal to a multiple of their base salary as set forth in the table below with respect to the Named Executive Officers. We believe that a significant ownership stake leads to a stronger alignment of interests between executive officers and stockholders and supports our corporate governance focus. The current stock ownership for each of our Named Executive Officers is shown below, based on the 60-day average share price of $163.59 as of March 3, 2026:

Title	Target Ownership Level	Actual Ownership Multiple

James A. Burke	6x base salary	128x base salary
Kristopher E. Moldovan	3x base salary	51x base salary
Stacey Doré	3x base salary	36x base salary
Scott A. Hudson	3x base salary	86x base salary
Stephanie Zapata Moore	3x base salary	29x base salary

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For purposes of calculating compliance with the stock ownership requirements, ownership includes shares of Common Stock beneficially owned directly or indirectly and unvested RSUs. Unvested PSUs and stock options (whether vested or unvested) are not counted toward the ownership requirement. Named Executive Officers have five years after becoming subject to the stock ownership requirements to achieve compliance. Until the ownership requirement is met, each Named Executive Officer is expected to retain any shares of stock acquired upon the exercise of options or upon the vesting of other equity awards, net of funds necessary to pay the exercise price of stock options and for payment of applicable taxes. At the end of the five-year period, if any Named Executive Officer fails to attain the required level of common stock ownership, action may be taken, in the discretion of the Social Responsibility and Compensation Committee considering all factors it deems relevant, including awarding annual incentive cash bonuses in the form of restricted shares or requiring a Named Executive Officer to refrain from disposing of any vested equity awards and shares realized from any option exercise.
Compensation Risk Analysis
The Company’s management team annually conducts an internal risk review and assessment process relative to general compensation plan risk factors (or the potential for unintended consequences), which is reviewed by the Compensation Consultant. The assessment of our compensation policies and practices includes, among other things, a review of:
•our overall compensation structure;
•the overall mix of compensation vehicles, including target and maximum compensation with respect to each plan;
•the structure of the incentive plans;
•other company pay plans;
•the mix of cash and equity payouts at various compensation levels;
•the performance time horizons used by our plans;
•the use of multiple financial and operational performance metrics that are readily monitored and reviewed;
•the incorporation of both operational and financial goals and individual performance modifiers;
•the inclusion of maximum caps and other plan-based mitigants on the amount of our awards;
•the risk of earnings manipulation posed by the incentive structure;
•the extent to which the Named Executive Officer pay program rewards short-term decisions at the risk of long-term performance;
•governance for oversight of program design and administration; and
•multiple levels of review and approval of awards (including approval of the Social Responsibility and Compensation Committee with respect to awards to executive officers and awards to other employees that exceed monetary thresholds).
The Company also generally considered other compensation policies (such as clawback and anti-hedging policies), other compensation plans relating to severance and change-in-control benefits, and compensation governance.
Following their assessment, our management team prepares a report, which is provided to the Social Responsibility and Compensation Committee for review. The Social Responsibility and Compensation Committee reviews the report, which is also made available to the full Board. For 2025, we concluded that there were no material issues regarding our executive pay programs, and that the design of the Company’s incentive pay plans has, overall, a low-risk profile. Based on the foregoing, the Social Responsibility and Compensation Committee and the Company’s management concluded that the risks arising from our overall compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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Benefits and Perquisites
BENEFITS
Vistra’s executive officers are generally eligible to participate in certain of Vistra’s broad-based employee compensation plans, including Vistra’s Thrift (401(k)) Plan (the “Thrift Plan”), and health and welfare plans. Please refer to the footnotes to the Summary Compensation Table below for more information.
PERQUISITES
Vistra provides the Named Executive Officers with limited perquisites intended to promote the financial and personal wellbeing of our executives, including financial planning and tax advice and executive physicals during 2025, and other limited perquisites generally designed to promote executive productivity.
EMPLOYMENT ARRANGEMENTS AND SEVERANCE BENEFITS
Vistra has entered into employment agreements with each of the Named Executive Officers. Each of the employment agreements provides that certain payments and benefits will be paid upon the expiration of the agreement or an earlier termination of the Named Executive Officer’s employment under certain circumstances, including a termination without cause, a resignation for good reason and a qualifying termination of employment within a fixed period of time following a change in control of Vistra.
The change in control severance benefits for the Named Executive Officers are “double trigger” benefits, requiring both (i) a change in control of Vistra and (ii) a qualifying termination of employment before any applicable Named Executive Officer is entitled to receive any change in control severance payment. In addition, Vistra does not pay excise tax gross-ups associated with any change in control severance payment.
Vistra believes that these provisions are important in order to attract, motivate and retain the caliber of executive officers that our business requires and provide appropriate incentives for our executive officers to fully consider potential changes that are in Vistra’s and our stockholders’ best interests, even if such changes could result in the executive officers’ termination of employment.
Other Compensation Policies
POTENTIAL IMPACT OF RESTATEMENTS AND ABILITY TO CLAW BACK COMPENSATION AWARDS
The Social Responsibility and Compensation Committee has adopted a clawback policy to address any restatements, if they occur, that may impact our key financial metrics and our financial performance in accordance with the requirements of NYSE and Exchange Act Rule 10-D-1. The Social Responsibility and Compensation Committee will seek to recover amounts paid to executive officers with respect to performance-based awards to the extent such specified performance targets were not achieved in light of a restatement. We believe this policy allows for remedial action to be taken if executive compensation is awarded for achievement of financial performance that is later determined not to have been achieved and further aligns the Named Executive Officers’ interests with those of our stockholders.
INSIDER TRADING POLICY AND PROHIBITION ON HEDGING AND PLEDGING
Under Vistra’s insider trading policy, members of the Board and all of Vistra’s officers and employees, together with their respective related persons, are prohibited from engaging in any hedging transactions or otherwise pledging Vistra securities as collateral or engaging in short sales of Vistra securities.

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Accounting, Tax and Other Considerations
ACCOUNTING CONSIDERATIONS
Vistra follows ASC 718 for our stock-based compensation awards, and the compensation that it pays to our executives is expensed in Vistra’s financial statements as required by U.S. Generally Accepted Accounting Principles (“GAAP”). As one of many factors, the Social Responsibility and Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, executive compensation.
INCOME TAX CONSIDERATIONS
Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation paid by a public company to its CEO and certain other highly compensated executive officers to $1 million. We have historically retained, and expect to continue to retain, flexibility to award compensation that is consistent with our corporate objectives even if it does not qualify for a tax deduction.

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Compensation Committee Interlocks and Insider Participation
None of Vistra’s directors who currently serve, or during the past year have served, as members of the Social Responsibility and Compensation Committee is, or has, at any time, been one of Vistra’s officers or employees. None of Vistra’s executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Social Responsibility and Compensation Committee.

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Social Responsibility and Compensation Committee Report
Our executive compensation program is administered and reviewed by the Social Responsibility and Compensation Committee. The Social Responsibility and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Social Responsibility and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
This report is submitted by the members of the Social Responsibility and Compensation Committee as of March 18, 2026.
Social Responsibility and Compensation Committee
Lisa Crutchfield (Chair)
Gavin R. Baiera
John W. (Bill) Pitesa

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Compensation Tables
SUMMARY COMPENSATION TABLE—2025
The following table provides information for the fiscal years ended December 31, 2025, 2024, and 2023 regarding the aggregate compensation paid to Vistra’s Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

James A. Burke President and Chief Executive Officer	2025	1,391,731	—	11,433,561	2,965,508	198,388	15,989,188
	2024	1,337,885	—	7,704,880	3,159,039	34,240	12,236,044
	2023	1,262,596	—	5,999,985	3,158,105	32,690	10,453,376
Kristopher E. Moldovan EVP and Chief Financial Officer	2025	665,148	—	5,197,048	810,155	36,938	6,709,289
	2024	645,847	—	3,302,081	934,185	35,860	4,917,973
	2023	627,519	—	2,799,990	1,022,383	38,384	4,488,276
Stacey Doré Chief Strategy and Sustainability Officer & EVP Public Affairs	2025	654,722	—	5,197,048	869,952	35,798	6,757,520
	2024	635,724	—	3,247,068	919,542	31,434	4,833,768
	2023	617,624	150,000	2,749,995	1,006,276	30,676	4,554,571
Scott A. Hudson EVP and President Vistra Retail	2025	649,995	—	2,598,524	838,155	42,328	4,129,002
	2024	634,693	—	2,641,666	971,847	34,031	4,282,237
	2023	621,707	—	2,399,985	991,429	36,396	4,049,517

Stephanie Zapata Moore EVP, General Counsel, and Chief Compliance Officer	2025	604,773	—	1,818,860	709,044	38,206	3,170,883

(1)Amounts reported with respect to RSUs and PSUs granted to the Named Executive Officers reflect the grant date fair value of the award computed in accordance with ASC 718, excluding the effect of estimated forfeitures. The grant date fair value of RSUs is based on the closing price of Vistra common stock on the applicable grant date. The fair value of 2025 PSUs is determined on the date of grant using a Monte Carlo simulation model, which included an assumed volatility of 49.61%, an expected term of 3 years, and a risk-free rate of 3.93%. Assuming maximum performance of the 2025 PSUs, the total maximum potential value of the equity awards granted to each NEO in 2025 would be as follows: Mr. Burke, $18,149,754; Mr. Moldovan, $8,249,830; Ms. Doré, $8,249,830; Mr. Hudson, $4,124,915; and Ms. Zapata Moore, $2,887,250.
(2)The amounts reported as “Non-Equity Incentive Plan Compensation” were earned by the respective Named Executive Officers under the AIP.

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(3)The amounts for 2025 reported as “All Other Compensation” are attributable to the Named Executive Officer’s receipt of compensation as described in the table below.

Name and Principal Position	Year	Matching Contribution to Thrift Plan ($)(a)	Financial Planning ($)(b)	Executive Physical ($)	Other ($)(c)	Total ($)

James A. Burke President and Chief Executive Officer	2025	20,648	13,540	—	164,200	198,388
Kristopher E. Moldovan EVP and Chief Financial Officer	2025	21,000	11,870	4,068	—	36,938
Stacey Doré Chief Strategy and Sustainability Officer & EVP Public Affairs	2025	—	13,540	4,097	18,161	35,798
Scott A. Hudson EVP and President Vistra Retail	2025	20,927	13,540	7,861	—	42,328
Stephanie Zapata Moore EVP, General Counsel, and Chief Compliance Officer	2025	20,884	13,540	3,782	—	38,206
For purposes of preparing this table, all perquisites are valued on the basis of the actual cost to Vistra.
(a)Vistra’s Thrift Plan allows participating employees to contribute a portion of their regular salary or wages to the plan. Under the Thrift Plan, Vistra matches a portion of an employee’s contributions. This matching contribution is 100% of each Named Executive Officer’s contribution, not to exceed 6% of the Named Executive Officer’s salary (with the salary capped at the annual IRS compensation limit). All matching contributions are invested in Thrift Plan investments as directed by the participant.
(b)Vistra offers to pay for our executive officers to receive financial planning services. This service is intended to support them in managing their financial affairs, which Vistra considers especially important given the high level of time commitment and performance expectation required of our executive officers. Furthermore, Vistra believes that such service helps ensure greater accuracy and compliance with individual tax regulations by our executive officers.
(c)For Mr. Burke, reflects amount of the filing fee and associated legal expenses paid by the Company related to his filing under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (“HSR”). The value of Company stock owned by Mr. Burke exceeded the size-of-transaction threshold limits set forth in the HSR regulations. Accordingly, Mr. Burke was required to make a filing under HSR in 2025. Without this filing, Mr. Burke would not be able to participate in our long-term incentive program and therefore, the Social Responsibility and Compensation Committee determined that it was appropriate for the Company to pay for such expenses on behalf of Mr. Burke.
For Ms. Doré, reflects Company-paid airfare provided for Ms. Doré’s spouse to accompany her on a business trip.

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GRANTS OF PLAN-BASED AWARDS—2025
The following table sets forth information regarding grants of compensatory awards to the Named Executive Officers for 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Numbers of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Options Awards ($)(4)

Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

	—	—	1,035,616	2,071,233	4,142,466	—	—	—	—	—
James A. Burke	3/5/2025	2/20/2025	—	—	—	28,163	56,325	112,650	—	7,583,598
	3/5/2025	2/20/2025	—	—	—	—	—	—	30,329	3,849,963
	—	—	282,923	565,845	1,131,690	—	—	—	—	—
Kristopher E. Moldovan	3/5/2025	2/20/2025	—	—	—	12,801	25,602	51,204	—	3,447,053
	3/5/2025	2/20/2025	—	—	—	—	—	—	13,786	1,749,995
	—	—	278,488	556,976	1,113,952	—	—	—	—	—
Stacey Doré	3/5/2025	2/20/2025	—	—	—	12,801	25,602	51,204	—	3,447,053
	3/5/2025	2/20/2025	—	—	—	—	—	—	13,786	1,749,995
	—	—	292,701	585,402	1,170,804	—	—	—	—	—
Scott A. Hudson	3/5/2025	2/20/2025	—	—	—	6,401	12,801	25,602	—	1,723,527
	3/5/2025	2/20/2025	—	—	—	—	—	—	6,893	874,997
	—	—	226,978	453,957	907,913	—	—	—	—	—
Stephanie Zapata Moore	3/5/2025	2/20/2025	—	—	—	4,480	8,960	17,920	—	1,206,374
	3/5/2025	2/20/2025	—	—	—	—	—	—	4,825	612,486
(1)Based on annualized salary rate for each NEO at the end of 2025. Represents the threshold, target, and maximum amounts (where applicable) available to be earned under the AIP for 2025 for each Named Executive Officer based on achievement of company performance metrics, which would be subject to an individual performance modifier, as determined by the Board in the case of the CEO, and by the Social Responsibility and Compensation Committee with respect to the other NEOs, to arrive at the final payout amount. Actual payments are reported in the Summary Compensation Table in the year earned under the heading “Non-Equity Incentive Plan Compensation” and described under “Annual Incentive Plan” beginning on page 54.
(2)Represents the threshold, target and maximum PSUs granted pursuant to the 2016 Incentive Plan. As described in further detail under the section entitled “Long-Term Incentive Plan,” the 2025 PSUs require performance goals to be attained over a three-year period ending on December 31, 2027. The 2025 PSUs are payable in Common Stock based on the results of market, performance, and time-based criteria and will vest on March 5, 2028.
(3)Represents RSUs granted pursuant to the 2016 Incentive Plan.
(4)Represents the grant date fair value of RSUs and PSUs as computed in accordance with ASC 718, excluding the amount of estimated forfeitures.
For a discussion of certain material terms of the employment agreements and other agreements with certain Named Executive Officers, please see “Compensation Philosophy” beginning on page 45 and “Potential Payments upon Termination or Change in Control” beginning on page 71.

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TABLE OF CONTENTS	Compensation Tables
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2025
The following table sets forth information regarding outstanding equity awards held by the Named Executive Officers at fiscal year-end for 2025.

		Option Awards				Restricted Stock Units				Performance Stock Units

Name	Year	Securities Underlying Unexercised Options (#) Exercisable	Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock that have Vested (#)	Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(1)	Unearned Shares or Units of Stock that have not Vested (#)		Market Value of Unearned Shares or Units of Stock that have not Vested ($)(1)

James A. Burke	2025	—	—	—	—	1,141	29,188	(2)	4,708,900	112,650	(5)	18,173,825
	2024	—	—	—	—	14,329	28,660	(3)	4,623,718	159,676	(6)	25,760,529
	2023	—	—	—	—	71,110	35,556	(4)	5,736,249	320,000	(7)	51,625,600
	2020	145,687	—	22.98	2/25/2030	—	—		—	—		—
	2019	99,364	—	26.56	2/26/2029	—	—		—	—		—
	2017	86,633	—	18.90	10/3/2027	—	—		—	—		—
	2016	1	—	14.03	10/11/2026	—	—		—	—		—
Kristopher E. Moldovan	2025	—	—	—	—	—	13,786	(2)	2,224,095	51,204	(5)	8,260,741
	2024	—	—	—	—	6,141	12,283	(3)	1,981,616	68,432	(6)	11,040,135
	2023	—	—	—	—	37,333	18,667	(4)	3,011,547	136,888	(7)	22,084,141
	2016	1	—	13.26	10/25/2026	—	—		—	—		—
Stacey Doré	2025	—	—	—	—	–	13,786	(2)	2,224,095	51,204	(5)	8,260,741
	2024	—	—	—	—	6,039	12,078	(3)	1,948,544	67,292	(6)	10,856,218
	2023	—	—	—	—	36,666	18,334	(4)	2,957,824	134,444	(7)	21,689,851
Scott A. Hudson	2025	—	—	—	—	—	6,893	(2)	1,112,048	25,602	(5)	4,130,371
	2024	—	—	—	—	4,913	9,826	(3)	1,585,229	54,746	(6)	8,832,172
	2023	—	—	—	—	32,000	16,000	(4)	2,581,280	117,332	(7)	18,929,172
	2020	81,585	—	22.98	2/25/2030	—	—		—	—		—
	2019	53,656	—	26.56	2/26/2029	—	—		—	—		—
Stephanie Zapata Moore	2025	—	—	—	—	—	4,825	(2)	778,417	17,920	(5)	2,891,034
	2024	—	—	—	—	3,377	6,756	(3)	1,089,945	37,638	(6)	6,072,139
	2023	—	—	—	—	21,666	10,834	(4)	1,747,849	79,444	(7)	12,816,701
	2016	1	—	14.03	10/11/2026	—	—		—	—		—
(1)The amount listed in this column represents the product of the closing market price of the Common Stock on December 31, 2025 of $161.33 multiplied by the number of shares of stock subject to the award as reflected in the previous column.
(2)Includes awards granted on March 5, 2025 and vesting ratably on the first three anniversaries of March 5, 2025.
(3)Includes awards granted on March 5, 2024 and vesting ratably on the first three anniversaries of March 5, 2024.
(4)Includes awards granted on February 24, 2023 and vesting ratably on the first three anniversaries of February 24, 2023.
(5)The 2025 PSUs require performance goals to be attained over a three-year period ending on December 31, 2027. The 2025 PSUs are payable in Common Stock based on the results of market, performance, and time-based criteria and vest on March 5, 2028. In the table above, the number and market value of the units that vest assume maximum performance.
(6)The 2024 PSUs require performance goals to be attained over a three-year period scheduled to end on December 31, 2026. The 2024 PSUs are payable in Common Stock based on the results of market, performance, and time-based criteria and vest on March 5, 2027. In the table above, the number and market value of the units that vest assume maximum performance.

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(7)The 2023 PSUs required performance goals to be attained over a three-year period ended December 31, 2025. The 2023 PSUs were paid in Common Stock based on the results of market, performance, and time-based criteria and vested on February 24, 2026. In the table above, the number and market value of the units that vest assume maximum performance. In February 2026, the Social Responsibility and Compensation Committee certified the performance payout of the 2023 PSUs. See “2023 PSU Results” on page 59 for further details.
OPTION EXERCISES AND STOCK VESTED—2025
The following table sets forth information regarding the exercise of options and the vesting of stock awards by each Named Executive Officer during 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Dividend Value Realized on Vesting ($)	Value Realized on Vesting ($)	Total Value Realized on Vesting(2) ($)

James A. Burke	988,052	182,202,480	353,626	771,859	50,923,812	51,695,671
Kristopher E. Moldovan	139,925	19,397,543	55,322	112,078	8,642,103	8,754,181
Stacey Doré	—	—	37,851	70,292	5,950,597	6,020,889
Scott A. Hudson	112,000	16,044,162	133,037	302,511	18,914,295	19,216,806
Stephanie Zapata Moore	—	—	87,090	197,525	12,379,308	12,576,833
(1)The number of shares acquired on vesting or exercise are pre-tax and do not account for shares sold or withheld to pay taxes or the exercise price of any options.
(2)The amounts shown include (i) value realized on vesting based on the closing stock price of Common Stock on the date of vesting or on the date of exercise and less the applicable exercise price for stock options, and (ii) for stock awards the amount of the quarterly regular dividends that accrued with respect to such awards prior to vesting.

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TABLE OF CONTENTS	Compensation Tables
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
For the reasons discussed in the CD&A, the Company has entered into certain agreements with the Named Executive Officers, which commit the Company to make payments to the Named Executive Officers under certain circumstances. Generally, these circumstances involve changes in corporate control of the Company and a qualifying termination of the Named Executive Officer’s employment.
In accordance with SEC instructions, these quantitative disclosures assume that a change in control and qualifying termination took place on December 31, 2025. In fact, no change in control of the Company occurred on that date and no Named Executive Officer’s employment terminated on that date due to a change in control. If such an event were to occur in the future, actual payments would likely be different from those presented here based on various factors, including the Common Stock price at such time.
The following tables and narrative below describe the payments to each of the Named Executive Officers (or, as applicable, enhancements to payments or benefits) in the event of his or her termination, including if such termination is voluntary, for cause, as a result of death, as a result of disability, without cause or for good reason or in connection with a change in control of Vistra.
Employment Arrangements with Contingent Payments
As of December 31, 2025, each of Messrs. Burke, Moldovan, Hudson and Messes. Doré and Moore had an employment agreement with change in control and severance provisions. With respect to these agreements, a change in control is generally defined as (i) a transaction that results in the acquisition of 30% or more of the Common Stock; (ii) a change in the composition of the Board such that members of the Board during any consecutive 12-month period cease to constitute a majority of the Board; (iii) the approval by the stockholders of Vistra of a plan of complete dissolution or liquidation of Vistra; or (iv) a transaction that results in a merger or sale of substantially all of Vistra’s assets or capital stock to another person who is not an affiliate of Vistra.
Each agreement includes customary non-compete and non-solicitation provisions that generally restrict the Named Executive Officer’s ability to compete with Vistra or solicit Vistra’s customers or employees for his or her own personal benefit during the term of the agreement and 24 months after the agreement expires or is terminated. As summarized below, each agreement also provides for certain payments and benefits upon the expiration or termination of the agreement under the following circumstances:
•In the event of the NEO’s resignation without good reason or termination by the Company for cause:
◦accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination; and
◦unreimbursed business expenses incurred through the date of termination.
•In the event of the NEO’s qualifying retirement at least six months after the respective grant date, subject to delivery of a release agreement:
◦accelerated vesting of 100% of RSUs granted in 2025; and
◦accelerated vesting of the service-based restrictions for 33.33% of his or her outstanding 2025 PSUs (subject to the Company’s satisfaction of performance-based vesting conditions).
•In the event of the NEO’s death or termination due to disability:
◦accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination;
◦unreimbursed business expenses incurred through the date of termination;
◦accrued but unpaid annual bonus earned under the AIP for the previously completed year;
◦a prorated annual bonus earned under the AIP for the year of termination;
◦accelerated vesting of the portion of his or her outstanding RSUs and stock option awards that would have vested in the 12 months following termination had the NEO remained employed; and
◦accelerated vesting of the service-based restrictions for 100% of his or her outstanding 2023 PSUs, 66.66% of his or her outstanding 2024 PSUs and 33.33% of his or her outstanding 2025 PSUs (subject to the Company’s satisfaction of performance-based vesting conditions).

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•In the event of the NEO’s termination without cause, resignation for good reason, or non-renewal of the employment agreement by the Company:
◦accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination;
◦unreimbursed business expenses incurred through the date of termination;
◦subject to delivery of a release agreement:
▪severance pay in an aggregate amount equal to 2.00 times the sum of the NEO’s (x) annualized base salary plus (y) annual bonus target;
▪accrued but unpaid annual bonus earned under the AIP for the previously completed year;
▪a prorated annual bonus earned under the AIP for the year of termination;
▪certain continuing health care benefits;
▪accelerated vesting of the portion of his or her outstanding RSUs and stock option awards that would have vested in the 12 months following termination had the NEO remained employed; and
▪accelerated vesting of the service-based restrictions for 100% of his or her outstanding 2023 PSUs, 66.66% of his or her outstanding 2024 PSUs and 33.33% of his or her outstanding 2025 PSUs (subject to the Company’s satisfaction of performance-based vesting conditions).
•In the event of the NEO’s termination without cause or resignation for good reason within 18 months following a change in control of Vistra:
◦accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination;
◦unreimbursed business expenses incurred through the date of termination;
◦subject to delivery of a release agreement:
▪accrued but unpaid annual bonus earned under the AIP for the previously completed year;
▪a lump sum payment equal to 2.99 times the sum of his or her (i) annualized base salary and (ii) annual bonus target under the AIP;
▪a lump sum payment equal to the product of (i) his or her annual bonus target under the AIP and (ii) a percentage, determined based on the number of days of his or her employment in the fiscal year prior to his or her termination;
▪certain continuing health care benefits; and
▪accelerated time vesting of all of his or her outstanding RSU and PSU awards (subject to the Company’s satisfaction of performance-based vesting conditions) and certain stock option awards upon termination.

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TABLE OF CONTENTS	Compensation Tables
The following table describes payments to which each Named Executive Officer is entitled under the agreement, as applicable, assuming termination of employment as of December 31, 2025. The values of the equity awards are calculated based on the closing price of the Common Stock on December 31, 2025 of $161.33.

Name	Benefit	Voluntary or For Cause ($)	Retirement ($)	Death or Disability ($)		Without Cause or For Good Reason ($)		Without Cause or For Good Reason in Connection With Change in Control ($)

James A. Burke	Cash Severance	—	—	—		6,942,466	(1)	10,378,986	(2)
	AIP	—	2,695,917	2,695,917	(3)	2,695,917	(3)	2,071,233	(4)
	Unvested RSU Awards(5)	—	4,708,900	12,757,008		12,757,008		15,068,867
	Dividend Amounts(6)	—	43,239	1,111,421		1,111,421		1,192,520
	Unvested PSU Awards	—	3,028,971	63,240,555	(7)	63,240,555	(7)	73,592,777	(8)
	Health & Welfare(9)	—	—	—		39,694		39,694
	Totals	—	10,477,027	79,804,901		86,787,061		102,344,077
Kristopher E. Moldovan	Cash Severance	—	—	—		2,468,424	(1)	3,690,295	(2)
	AIP	—	—	736,504	(3)	736,504	(3)	565,845	(4)
	Unvested RSU Awards(5)	—	—	4,743,586		4,743,586		7,217,259
	Dividend Amounts(6)	—	—	477,865		477,865		521,787
	Unvested PSU Awards	—	—	27,140,470	(7)	27,140,470	(7)	31,734,579	(8)
	Health & Welfare(9)	—	—	—		36,651		36,651
	Totals	—	—	33,098,425		35,603,500		43,766,416
Stacey Doré	Cash Severance	—	—	—		2,429,734	(1)	3,632,453	(2)
	AIP	—	—	724,960	(3)	724,960	(3)	556,976	(4)
	Unvested RSU Awards(5)	—	—	4,673,407		4,673,407		7,130,463
	Dividend Amounts(6)	—	—	469,619		469,619		513,204
	Unvested PSU Awards	—	—	26,684,881	(7)	26,684,881	(7)	31,248,330	(8)
	Health & Welfare(9)	—	—	—		60,223		60,223
	Totals	—	—	32,552,867		35,042,824		43,141,649
Scott A. Hudson	Cash Severance	—	—	—		2,476,058	(1)	3,701,706	(2)
	AIP	—	—	761,959	(3)	761,959	(3)	585,402	(4)
	Unvested RSU Awards(5)	—	—	3,744,469		3,744,469		5,278,556
	Dividend Amounts(6)	—	—	401,810		401,810		429,846
	Unvested PSU Awards	—	—	22,561,261	(7)	22,561,261	(7)	25,410,443	(8)
	Health & Welfare(9)	—	—	—		58,591		58,591
	Totals	—	—	27,469,499		30,004,148		35,464,544
Stephanie Zapata Moore	Cash Severance	—	—	—		2,123,313	(1)	3,174,353	(2)
	AIP	—	—	590,870	(3)	590,870	(3)	453,957	(4)
	Unvested RSU Awards(5)	—	—	2,552,241		2,552,241		3,616,212
	Dividend Amounts(6)	—	—	272,717		272,717		292,139
	Unvested PSU Awards	—	—	15,322,335	(7)	15,322,335	(7)	17,298,287	(8)
	Health & Welfare(9)	—	—	—		59,480		59,480
	Totals	—	—	18,738,163		20,920,956		24,894,428
(1)Calculated as 2.00 times the sum of the NEO’s (x) annualized base salary plus (y) annual bonus target under the AIP.

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(2)Calculated as 2.99 times the sum of such NEO’s (i) annualized base salary plus (ii) annual bonus target under the AIP.
(3)Reflects the payout level of such NEO’s 2025 AIP, based on respective salary and AIP target percentage amounts for 2025, and actual achievement of the corporate performance metrics.
(4)Reflects the target value of such NEO’s 2025 AIP based on salary and AIP target percentage amounts for 2025.
(5)The value realized of unvested RSU awards represents the product of (i) the closing price of the Common Stock on December 31, 2025 times (ii) the number of unvested RSUs held by such NEO as of December 31, 2025 that would be accelerated upon the triggering event.
(6)The dividend amount reflects the amount of the applicable quarterly regular dividend accrued under the awards.
(7)Each of the time-based and performance-based conditions must be satisfied for the PSUs to vest. Upon a termination of the NEO’s employment due to death or disability, by the Company without cause, by the NEO for good reason, or by the Company due to non-renewal, the service-based condition is deemed satisfied as to 100% of the NEO’s outstanding 2023 PSUs, 66.66% of the NEO’s outstanding 2024 PSUs and 33.33% of the NEO’s outstanding 2025 PSUs. In the event of an NEO’s qualifying retirement, the service-based condition would have been deemed satisfied with respect to 33% of the 2025 PSUs. Satisfaction of the market- and performance-based conditions does not occur until the Social Responsibility and Compensation Committee has certified financial results at the end of the three-year performance period; therefore, these numbers are being reported based on the closing price of a share of Common Stock on December 31, 2025 for all PSUs for which the service-based condition has been deemed satisfied.
(8)Upon the occurrence of, and determined as of immediately preceding, a change in control of Vistra, (i) the time-based conditions are deemed satisfied as to all outstanding PSUs and (ii) the performance-based conditions and, as applicable, the market-based conditions, are deemed satisfied at (x) the target level of performance or (y) the actual level of performance, whichever results in the greater number of PSUs vesting. This amount is calculated as of the closing price of a share of Common Stock on December 31, 2025 multiplied by the target number of PSUs, multiplied by the actual or target level of performance, as applicable.
(9)Includes COBRA amounts for medical, dental, and vision.
Compensation of Non-Employee Directors
The Board establishes the level of compensation for Vistra’s non-employee directors, based on the recommendation of the Social Responsibility and Compensation Committee. Directors who also are current employees of Vistra receive no additional compensation for service as directors.
The Social Responsibility and Compensation Committee periodically, but no less than every other year, engages its compensation consultant to provide market-based compensation surveys to facilitate the Social Responsibility and Compensation Committee’s review of the compensation of our Board and the Committees. As part of this process, the Social Responsibility and Compensation Committee reviews the compensation provided to our non-employee directors as compared to other comparable U.S. peer companies, with the objective of ensuring that non-employee director compensation is both market-competitive in terms of annual compensation value and consistent with emerging market practices and trends.
Board Retainers and Equity Awards
The table below sets forth information regarding Vistra’s non-employee directors’ compensation in 2025. No changes were made to the 2024 director compensation program.

	Annual Retainer ($)	Committee Chair Retainer ($)	Committee Retainer ($)		Total Annual Retainer ($)	Equity Award (RSUs) ($)	Total Annual Compensation ($)

Chairman	205,000	—	—		205,000	285,000	490,000
Chair of Audit Committee and the Generation and Safety Oversight Committee	100,000	25,000	10,000	*	135,000	180,000	315,000
Chairs of other Committees	100,000	20,000	10,000	*	130,000	180,000	310,000
All other Committee members	100,000	—	10,000	*	110,000	180,000	290,000
Board member not on any Committee	100,000	—	—		100,000	180,000	280,000
*per Committee

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TABLE OF CONTENTS	Compensation Tables
Non-Employee Director Stock-Based Compensation
Under the 2016 Incentive Plan, the Company may grant each non-employee director of Vistra annual awards of stock-based compensation. Pursuant to the terms of the 2016 Incentive Plan, as approved by Vistra stockholders, the annual value of equity awards provided to any one non-employee director is limited to $750,000 in any calendar year. RSUs granted to the non-employee directors vest one year after the date of grant and are then settled as shares of Common Stock. RSUs also will vest and be settled upon the director’s death or disability, or if there is a change in control (as defined in the 2016 Incentive Plan). Non-employee directors also may elect to defer settlement of vested RSUs in accordance with the terms of the Deferred Compensation Plan (as defined below).
Under our stock ownership guidelines, each non-employee director of Vistra is required to own shares of Common Stock having a dollar value of at least six times the value of each member’s then-applicable annual cash board retainer. Directors have six years from the date they first became a member of the Board to achieve the stock ownership requirements. Ownership includes beneficial ownership of shares of Common Stock held directly or indirectly, as well as RSUs. These requirements were adopted to more closely align the interests of directors and our stockholders. As of December 31, 2025, each of our non-employee directors has either met or is on track to achieve these ownership guidelines within the six-year compliance period.
Deferral of Board Annual Equity Awards
The Company maintains the Vistra Equity Deferred Compensation Plan for Certain Directors (the “Deferred Compensation Plan”), under which non-employee directors of Vistra may elect to defer settlement of the Common Stock to be received in respect of all or a portion of their vested equity awards (designated in 10% increments). The primary purpose of the Deferred Compensation Plan is to provide flexibility for eligible directors to defer the receipt of Common Stock they are entitled to receive in consideration of their service as Directors, and to encourage their ownership of Common Stock.
Retirement and Other Benefits from Vistra
The non-employee directors of the Board are not provided health, retirement or pension benefits.

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2025 Director Compensation Table
The table below sets forth information regarding the aggregate compensation earned by or paid to the non-employee members of the Board during the year ended December 31, 2025. Vistra also reimburses directors for reasonable expenses incurred in connection with their services as directors. Mr. Burke does not receive additional compensation for his services as a director of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Other Compensation ($)(2)	Total ($)

Hilary E. Ackermann	140,000	179,939	—	319,939
Arcilia C. Acosta	120,000	179,939	2,485	302,424
Gavin R. Baiera	120,000	179,939	1,735	301,674
Paul M. Barbas	130,000	179,939	750	310,689
Lisa Crutchfield	130,000	179,939	—	309,939
Scott B. Helm	205,000	284,994	3,497	493,491
Julie A. Lagacy	140,000	179,939	750	320,689
John W. (Bill) Pitesa	145,000	179,939	750	325,689
John R. (J. R.) Sult	135,000	179,939	750	315,689
Robert C. Walters	92,609	179,939	—	272,548
(1)Reflects the grant date fair value of RSUs awarded in 2025 determined in accordance with ASC 718, excluding the effect of estimated forfeitures. These awards vest on May 15, 2026. Pursuant to the Deferred Compensation Plan, Messrs. Pitesa and Walters and Mses. Ackermann, Crutchfield, and Lagacy, elected to defer settlement of 100% of their respective 2025 equity awards, with such RSUs, to the extent they become vested, being settled upon such Director’s separation from service as a director. For each director who defers his or her equity award, any associated dividend payments are accrued and will be distributed upon delivery of such deferred shares. As of December 31, 2025, each of the directors, other than Mr. Helm, held 1,163 unvested RSUs, and Mr. Helm held 1,842 unvested RSUs.
(2)Reflects cash payments with respect to accrued dividends distributed to such director upon the vesting and delivery of equity awards. Additionally, includes $750 contributed to charities on behalf of Messrs. Barbas, Helm, Pitesa, Sult and Messes. Acosta and Lagacy, in connection with the Company’s Political Action Committee Charitable Matching Program.

76	2026 Proxy Statement

Proposal 2 – Advisory Vote to Approve 2025 Compensation of Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, a proposal will be presented at the 2026 Annual Meeting asking stockholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as described in this Proxy Statement. Please see our “Compensation Discussion and Analysis” section beginning on page 45, for a discussion of our compensation program for our Named Executive Officers.
We currently conduct advisory say-on-pay votes annually and expect to conduct the next advisory say-on-pay vote in 2027.
The advisory vote on the following resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of the Company’s Named Executive Officers, as well as the philosophy, policies, and practices described in this Proxy Statement. You can vote for, against or abstain from voting on the following resolution relating to executive compensation.
RESOLVED, that the compensation paid to Vistra Corp.’s Named Executive Officers as set forth in the Summary Compensation Table of this Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative discussion, is hereby APPROVED.
Although your vote on executive compensation is not binding on the Company, the Board values the views of the stockholders. The Board and the Social Responsibility and Compensation Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

The Board of Directors recommends that stockholders vote FOR the proposal to approve, on an advisory basis, the compensation of the Named Executive Officers.

2026 Proxy Statement	77

Other Information
BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY
The following table sets forth information, as of March 3, 2026 (unless noted otherwise), regarding the beneficial ownership of our Common Stock by: (1) each of our current directors and nominees for director; (2) each of our Named Executive Officers; (3) all of our directors and current executive officers as a group; and (4) each person or entity we know that beneficially owns more than 5% of our outstanding shares of Common Stock.
Beneficial ownership for the purposes of this table is determined in accordance with the rules and regulations of the SEC. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares that the stockholder has the right to dispose of or acquire within 60 days of March 3, 2026. Common stock subject to options, regardless of whether such arrangement is currently in the money, that are currently exercisable within 60 days of March 3, 2026, are deemed to be outstanding and beneficially owned by the holder of the options, and Common Stock issuable upon vesting of restricted stock units (“RSUs”) that are vested, or will vest within 60 days of March 3, 2026, is deemed to be outstanding and beneficially owned by the holder of such RSUs. The shares underlying any outstanding options or RSUs, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other stockholder.

	Amount and Nature of Shares Beneficially Owned(1)

Name	Number (#)	Percent of Class (%)

5% Stockholders
The Vanguard Group, Inc.(2)	42,522,598	12.6%
BlackRock, Inc.(3)	28,343,531	8.4%
Qatar Investment Authority | Seismic Holding LLC(4)	18,675,188	5.5%
FMR LLC (5)	17,269,704	5.1%
Directors, Director Nominees, and Executive Officers
Hilary E. Ackermann(6)	66,421	*
Arcilia C. Acosta(7)	45,176	*
Gavin R. Baiera(8)	49,210	*
Paul M. Barbas(9)	51,063	*
Lisa Crutchfield(10)	32,188	*
Scott B. Helm(11)	253,350	*
Julie A. Lagacy(12)	18,890	*
John W. (Bill) Pitesa(13)	3,467	*
John R. (J. R.) Sult(14)	74,783	*
Robert C. Walters(15)	—	*
James A. Burke(16)	1,513,011	*
Kristopher E. Moldovan(17)	223,270	*
Stacey Doré(18)	160,284	*
Scott A. Hudson(19)	498,045	*
Stephanie Zapata Moore(20)	114,421	*
All Directors, Director Nominees and current Executive Officers as a group (15 persons)	3,103,579	*
*Percentage ownership of less than one percent.

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(1)Percentages of beneficial ownership are based on 338,549,292 shares of Common Stock outstanding as of March 3, 2026. Except as disclosed in the footnotes below, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder. All percentages and share amounts are approximate based on current information available to us. The information available to us may be incomplete.
(2)Based on Schedule 13G/A filed on February 13, 2024. Reflects shares of Common Stock held as of December 29, 2023. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(3)Based on Schedule 13G/A filed on November 8, 2024. Reflects shares of Common Stock held as of September 30, 2024. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)Based on Schedule 13G filed on August 5, 2025. Reflects shares of Common Stock held as of June 30, 2025. The address of Qatar Investment Authority | Seismic Holding LLC is Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, Qatar.
(5)Based on Schedule 13G/A filed on May 12, 2025. Reflects shares of Common Stock held as of March 31, 2025. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(6)All of the shares reported are shares of Common Stock owned directly by Ms. Ackermann.
(7)All of the shares reported are shares of Common Stock owned directly by Mrs. Acosta.
(8)All of the shares reported are shares of Common Stock owned directly by Mr. Baiera.
(9)All of the shares reported are shares of Common Stock owned directly by Mr. Barbas.
(10)All of the shares reported are shares of Common Stock owned directly by Ms. Crutchfield.
(11)All of the shares reported are shares of Common Stock owned directly by Mr. Helm.
(12)18,890 of the shares reported are shares of Common Stock owned directly by Ms. Lagacy. 65 of the shares reported are shares of Common Stock owned indirectly by Ms. Lagacy in a trust.
(13)All of the shares reported are shares of Common Stock owned directly by Mr. Pitesa.
(14)All of the shares reported are shares of Common Stock owned directly by Mr. Sult.
(15)All of the shares reported are shares of Common Stock owned directly by Mr. Walters.
(16)Of the shares reported, 421,114 are shares of Common Stock owned directly by Mr. Burke, 259 are shares of Common Stock owned indirectly by Mr. Burke in an irrevocable trust of his spouse, 701,514 are shares of Common Stock owned indirectly by Mr. Burke in a limited partnership that is jointly owned by Mr. Burke and his spouse, 34,000 are shares of Common Stock owned indirectly by Mr. Burke in an irrevocable trust, 331,685 are vested stock options, and 24,439 are unvested RSUs that will vest within 60 days of the Record Date.
(17)Of the shares reported, 10,736 are unvested RSUs that will vest within 60 days of the Record Date.
(18)Of the shares reported, 10,634 are unvested RSUs that will vest within 60 days of the Record Date.
(19)Of the shares reported, 135,241 are vested stock options and 7,210 are unvested RSUs that will vest within 60 days of the Record Date.
(20)Of the shares reported, 4,986 are unvested RSUs that will vest within 60 days of the Record Date.
Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.
To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2025, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2025.
CEO PAY RATIO
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees.
For 2025, the total compensation of Mr. Burke, our CEO, was $15,989,188 as reported in the “Total” column of the Summary Compensation Table. The total compensation of our median employee was $137,164. The ratio of CEO pay to median worker pay for Vistra was 117:1.
We calculated the ratio of the pay of our CEO to that of our median employee selected from the median range in a manner consistent with Item 402(u) of Regulation S-K. For purposes of determining the median employee, we identified 2025 base salary, target bonus and target long-term incentive plan equity awards obtained from internal payroll records for all employees, excluding our CEO, who were employed by us on December 31, 2025.

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Other Information	TABLE OF CONTENTS
We included and analyzed the total compensation of all employees as of December 31, 2025, whether employed on a full-time or part-time basis. We believe that the ratio of CEO pay to that of this median employee is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
PAY VERSUS PERFORMANCE
The following table sets forth information regarding the Company’s performance and the “Compensation Actually Paid” (“CAP”) to our Named Executive Officers, as calculated in accordance with SEC disclosure rules. CAP reflects adjusted values to unvested and vested equity awards during the years shown in the table below based on year-end and other relevant valuation date stock prices, various accounting valuation assumptions, and projected performance modifiers, as well as the impact of year-to-year changes in these valuation assumptions. As a result, the total CAP amounts do not reflect actual amounts realized and paid to our NEOs in each year shown, and the Social Responsibility and Compensation Committee did not consider the information provided in the table below in structuring or determining compensation for our NEOs. For a discussion of how the Social Responsibility and Compensation Committee assessed Vistra’s performance and our NEOs’ pay each year, see the section titled “Compensation Discussion and Analysis” in this Proxy Statement covering 2025 and in our proxy statements covering fiscal years 2021, 2022, 2023, and 2024.

Year(1)	Summary Compensation Table Total(2)		Compensation Actually Paid(3)		Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(4)	Value of Initial Fixed $100 Investment Based On:(5)		Net Income (Loss) ($ 000,000)	Adjusted EBITDA ($ 000,000)(7)

	PEO 1 James A. Burke ($)	PEO 2 Curtis A. Morgan ($)	PEO 1 James A. Burke ($)	PEO 2 Curtis A. Morgan ($)			Vistra Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(6)

2025	15,989,188	N/A	40,719,971	N/A	4,454,708	11,495,893	912.44	159.06	944	5,838
2024	12,236,044	N/A	104,409,420	N/A	5,036,357	41,319,866	775.51	137.07	2,659	5,539
2023	10,453,377	N/A	30,741,208	N/A	4,721,253	11,784,665	214.51	111.05	1,493	4,101
2022	8,559,824	11,852,513	14,390,474	22,523,112	3,372,114	5,415,367	125.64	119.51	(1,227)	2,994
2021	N/A	10,075,626	N/A	4,395,128	3,425,261	1,512,908	119.57	117.67	(1,274)	1,908
(1)The Principal Executive Officer(s) (“PEO”) and other NEOs for the indicated years were as follows:

2021	2022	2023-2024	2025

Curtis A. Morgan (PEO)	Curtis A. Morgan (PEO through July 31, 2022)	James A. Burke (PEO)	James A. Burke (PEO)
James A. Burke	James A. Burke (PEO effective August 1, 2022)	Kristopher E. Moldovan	Kristopher E. Moldovan
Stephen J. Muscato	Kristopher E. Moldovan	Stephen J. Muscato	Stacey Doré
Scott A. Hudson	Stephen J. Muscato	Scott A. Hudson	Scott A. Hudson
Stephanie Zapata Moore	Scott A. Hudson	Stacey Doré	Stephanie Zapata Moore
Stephanie Zapata Moore
(2)Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the indicated year for Mr. Burke and Mr. Morgan, as applicable, and (ii) the average of the total compensation reported in the Summary Compensation Table for the indicated year for the Company’s other NEOs.
(3)Amounts reported in this column reflect the total compensation reported in the Summary Compensation Table for the PEO in the indicated fiscal year, as adjusted for 2025 as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests and are incorporated as applicable in the table below. The dollar amounts reflected in this column do not reflect the actual amount of compensation earned by or paid to the PEO during the indicated year.

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TABLE OF CONTENTS	Other Information
(4)Amounts reflect the average total compensation for the Company’s NEOs, other than the PEO, for the indicated fiscal year, as adjusted for 2025 as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests and are incorporated as applicable in the table below. The dollar amounts reflected in this column do not reflect the actual amount of compensation earned by or paid to such NEOs during the indicated year.
(5)Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.
(6)The Peer Group Total Shareholder Return (“TSR”) set forth in this table utilizes the S&P 500 Utilities (Sector) Index (S&P Utilities), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. Such peer index was selected in accordance with SEC rules and is not necessarily indicative of the Company’s peer group due to, among other factors, the Company’s exposure to commodities. For a discussion of the Company’s selected peer group used in connection with its executive compensation program, see “Compensation Discussion and Analysis—Corporate Governance Practices—Compensation Determination Process.”
(7)As noted in the Compensation Discussion and Analysis, the Social Responsibility and Compensation Committee selected Adjusted EBITDA as one of the key metrics for evaluating and rewarding management’s performance in the 2025 annual incentive compensation program (i.e., AIP). Adjusted EBITDA is defined above under the heading “Setting of Financial and Operational Performance Targets for 2025.” Given the importance of Adjusted EBITDA as discussed further in the Compensation Discussion and Analysis (i.e., if Adjusted EBITDA did not meet the Adjusted EBITDA threshold performance level, the NEOs’ awards under the 2025 AIP would have been subject to a certain “executive limiter”), the Company has determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025.
RECONCILIATION OF COMPENSATION ACTUALLY PAID ADJUSTMENTS FOR 2025
Compensation Actually Paid Adjustments

Year	Summary Compensation Table Total ($)(a)	Minus Fair Value of Equity Awards Granted in Fiscal Year ($)(b)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year ($)(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years ($)(d)	Plus Fair Value at Vesting of Equity Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Equals Compensation Actually Paid ($)

PEO—James A. Burke
2025	15,989,188	11,433,561	20,553,637	13,278,895	200,091	2,131,721	40,719,971
Average Other NEOs(g)
2025	4,454,708	3,074,867	5,567,480	4,007,551	10,639	530,382	11,495,893
(a)Represents Total Compensation as reported in the Summary Compensation Table for 2025. With respect to the Average Other NEOs, amounts shown represent averages.
(b)Represents the grant date fair value of the stock awards granted during 2025, computed in accordance with the methodology used for financial reporting purposes.
(c)Represents the fair value as December 31, 2025 of the outstanding and unvested stock awards granted during 2025, computed in accordance with the methodology used for financial reporting purposes. Accordingly, for awards subject to performance-based vesting conditions, they are based on the probable outcome of such performance-based vesting conditions as of December 31, 2025.
(d)Represents the change in fair value during 2025 of the outstanding and unvested stock awards held by the applicable NEO as of December 31, 2025, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of December 31, 2025.
(e)Represents the fair value at vesting of the stock awards that were granted and vested during 2025, computed in accordance with the methodology used for financial reporting purposes.
(f)Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock option and stock award that was granted in a prior fiscal year and which vested during 2025, computed in accordance with the methodology used for financial reporting purposes.
(g)See footnote 1 above for the NEOs included in the average.

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Other Information	TABLE OF CONTENTS
Relationship Between Pay and Performance
As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy that utilizes a number of short-term and long-term performance measures, not all of which are presented in the table above or graphs below. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with Compensation Actually Paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs to illustrate the relationships between information presented in the Pay versus Performance table.
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID, COMPANY TSR AND PEER GROUP TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years, as well as the relationship between the Company’s cumulative TSR and the Peer Group’s TSR over such period.

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TABLE OF CONTENTS	Other Information
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND NET INCOME
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the five most recently completed fiscal years.

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Other Information	TABLE OF CONTENTS
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND ADJUSTED EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.
Tabular List of Most Important Financial Performance Measures
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link Compensation Actually Paid to the NEOs for 2025. Please see the Compensation Discussion and Analysis for a further description of the metrics used in the Company’s executive compensation program.
•Adjusted EBITDA
•Adjusted FCFbG per share
•Total Cost ($s)
•Safety Index (% achieved across a number of safety measures, included as part of our Generation Operating Index)

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TABLE OF CONTENTS	Other Information
EQUITY COMPENSATION PLAN INFORMATION
The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of December 31, 2025.

	Securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	Weighted average exercise price of outstanding options, warrants and rights ($)(2)	Number of securities remaining available for future issuance under equity compensation plans (#)(3)

Equity compensation plans approved by security holders	4,687,666	21.70	9,601,029
Equity compensation not approved by security holders	—	N/A	—
Total	4,687,666	21.70	9,601,029
(1)Reflects 4,687,666 shares subject to outstanding awards granted under the 2016 Incentive Plan, of which 1,375,397 shares were subject to outstanding options, 1,822,946 shares were subject to outstanding restricted stock unit awards, and 1,489,323 shares were subject to outstanding performance stock unit awards assuming target performance.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not consider the shares issuable upon vesting of outstanding RSUs and PSUs, which have no exercise price.
(3)Represents available shares for future issuance of 9,601,029 shares under the 2016 Incentive Plan as of December 31, 2025.

2026 Proxy Statement	85

Audit Committee Report
Committee Purpose and Evaluation. The principal purposes of the Audit Committee are, on behalf of the Board, to (i) oversee (a) the quality and integrity of the financial statements of the Company; (b) the Company’s financial reporting processes and financial statement audits; (c) the independent auditor’s qualifications, independence, and performance; (d) the performance of the Company’s internal audit function; (e) the Company’s system of internal controls over financial reporting, accounting, legal and regulatory compliance, and ethics, including the effectiveness of disclosure controls and controls over processes that could have a significant impact on the financial statements; and (f) the systems of disclosure controls and procedures; (ii) foster open communications among the independent auditor and senior management, internal audit and the Board; and (iii) encourage continuous improvement and foster adherence to the Company’s policies, procedures and practices at all levels. The role and responsibilities of the Audit Committee are fully set forth in the Audit Committee’s written charter, which was approved by the Board and is available on the Company’s website at www.vistracorp.com/corporate-governance. In its annual self-evaluation, the Audit Committee reviews and assesses how effectively it fulfilled these purposes over the prior year and identifies areas for improvement.
2026 Committee Engagement. In addition to the matters discussed below, the Audit Committee engages proactively with Deloitte and management as needed to understand the status and strategy of the Company’s audit and to discuss new accounting standards or potentially significant events that may impact the Company’s financial reporting and internal controls.
Committee Composition. The Audit Committee consists of Company directors who satisfy the requirements of independence, financial literacy and other qualifications under applicable law and regulations of the SEC and the NYSE and is chaired by John (J. R.) Sult. The Board annually reviews these standards and has determined that each of the members of the Audit Committee is an “audit committee financial expert” for purposes of the SEC’s rules. Each of the members of the Audit Committee is also independent as defined by the rules of the NYSE. The Audit Committee has directed the preparation of this report and has approved its content and submission to the stockholders.
Required Communications with Deloitte. The Audit Committee has discussed with Deloitte, the independent registered public accounting firm for the Company, the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards, as well as the critical audit matters identified during the 2025 audit. The Audit Committee has received the written disclosures and letter from Deloitte, as required by the PCAOB, regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. The Audit Committee has received reports from Deloitte and Company management relating to services provided by Deloitte and associated fees. In this regard, the Audit Committee has considered whether or not the provision of non-audit services by Deloitte for the year 2025 is compatible with maintaining the independence of the firm. In furtherance of the objective of assuring Deloitte’s independence, the Audit Committee has adopted a policy relating to the engagement of the Company’s independent registered public accounting firm, as described on page 89 of this Proxy Statement.
Committee Oversight and Assessment of Deloitte. In connection with the evaluation, appointment and retention of the independent registered public accounting firm, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accounting firm and lead partner, including consideration of input from management. In doing so, the Audit Committee considers various factors including, but not limited to: the quality of services provided; technical expertise and knowledge of the industry and the Company’s business and operations; effective communication; objectivity; independence; and the potential impact of changing the independent registered public accounting firm. Additionally, the Audit Committee has reviewed the audit and non-audit fees that the Company has paid to the independent registered public accounting firm to consider whether the nature and relative value of those fees are compatible with maintaining the firm’s independence. Based on this evaluation, the Audit Committee has retained Deloitte as our independent registered public accounting firm for 2026. The Audit Committee and its Chair are directly involved in and approve the selection of the lead partner, who is limited to no more than five

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TABLE OF CONTENTS	Audit Committee Report
consecutive years in that role before the position must be rotated in accordance with SEC rules. Pursuant to the requirements, the lead partner was required to rotate following the completion of the 2025 audit. Based on the performance factors discussed above, Company management and the Audit Committee Chair interviewed candidates presented by Deloitte, with consultation by the full Audit Committee, to select the new lead audit partner beginning with the 2026 audit.
Committee Oversight of Financial Statements. The Audit Committee reviewed and discussed with Company management and Deloitte the audited consolidated financial statements of the Company for 2025 and the audit of internal controls over financial reporting. In conformance with PCAOB rules, the Audit Committee reviewed and discussed with Deloitte one critical audit matter (CAM) arising from the current period audit of the Company’s consolidated financial statements. CAMs are defined as any matter arising from the audit of the consolidated financial statements that was communicated or required to be communicated to the Audit Committee and that 1) relate to accounts or disclosures that are material to the consolidated financial statements and 2) involve especially challenging, subjective, or complex audit judgment. The Audit Committee concurred with Deloitte’s assessment and identification of the CAM contained in its Audit Report included within the Company’s 2025 Annual Report on Form 10-K. The Audit Committee also discussed with Deloitte those matters required to be discussed by the applicable requirements of the PCAOB and SEC concerning the quality of the Company’s accounting principles as applied in our consolidated financial statements. In general, these auditing standards require the independent registered public accounting firm to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accounting firm’s judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accounting firm has consulted outside the engagement team.
Recommendation. Based on the review and discussions above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Stockholder comments to the Audit Committee are welcomed and should be addressed to the Corporate Secretary of the Company at the Company’s offices.
This report is submitted by the members of the Audit Committee as of March 18, 2026.
Audit Committee
John R. (J. R.) Sult, Chair
Arcilia C. Acosta
Paul M. Barbas

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Independent Registered Public Accounting Firm
PRINCIPAL ACCOUNTANT FEES
The following table sets forth information regarding fees for professional services rendered by the Company’s current independent registered public accounting firm, Deloitte, in the years ended December 31, 2025 and 2024:

	Year

	2025 ($)	2024 ($)

Audit Fees. Fees for professional services necessary to perform the annual audit, review SEC filings, fulfill statutory requirements, provide comfort letters and consents	12,031,000	12,772,000
Audit-Related Fees. Fees for assurance and related services, including due diligence and other services related to acquisitions, accounting consultations in connection with acquisitions and divestitures, attestation services that are not required by statute or regulation, review of greenhouse gas emissions data, and consultation concerning financial accounting and reporting standards	380,000	170,000
Tax Fees. Fees associated with tax advisory services associated with contemplated transactions	15,000	—
All Other Fees. License fees for accounting research software products, fees for seminars and services including process improvement reviews, forensic accounting reviews, litigation assistance, and training services	88,000	61,000
Total	12,514,000	13,003,000
The decrease in fees for 2025 is primarily attributable to the nonrecurrence of Energy Harbor acquisition-related fees incurred in 2024. All of the fees and services described above under the captions “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “All Other Fees” were approved under the Audit Committee’s pre-approval policy and pursuant to the applicable SEC rules and regulations, described further below. None of the services described above were provided pursuant to the de minimis exception provided for in applicable SEC rules and regulations.

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Proposal 3 – Ratification of Deloitte as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026
The Audit Committee has selected the firm of Deloitte to act as independent registered public accounting firm for the Company for fiscal year 2026 to audit the consolidated financial statements of the Company and the effectiveness of internal controls over financial reporting and to make a report thereon to the stockholders. The Audit Committee and the Board believe that the continued retention of Deloitte as the Company’s independent registered public accounting firm for the 2026 fiscal year is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider its selection but may still decide to retain Deloitte. Even if the stockholders ratify Deloitte’s appointment, the Audit Committee may choose to select another auditor if it determines it to be in the best interests of the Company and its stockholders. Representatives of Deloitte are expected to be present at the 2026 Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

OUR BOARD RECOMMENDS A VOTE FOR
Proposal 3 as stated

The persons named in the proxy will, unless otherwise instructed thereon, vote your shares in favor of the following resolution, which will be submitted to the stockholders for ratification at the 2026 Annual Meeting:
RESOLVED, that the appointment of the firm of Deloitte, independent registered public accounting firm, to audit the consolidated financial statements of the Company and the effectiveness of internal controls over financial reporting for fiscal year 2026, to make a report thereon, and to perform other services, be, and hereby is, ratified.
The firm of Deloitte, independent registered public accounting firm, has been the independent registered public accounting firm for the Company since 2016, and also served as the independent accounting firm for the Predecessor prior to the Predecessor’s emergence from bankruptcy in 2016.
The Audit Committee has adopted a policy relating to the engagement of the Company’s independent registered public accounting firm. The policy provides that in addition to the audit of the Company’s consolidated financial statements and effectiveness of internal controls over financial reporting, related quarterly reviews and other audit services, and providing services necessary to complete SEC filings, the Company’s independent registered public accounting firm may be engaged to provide non-audit services as described herein. Prior to engagement, all services to be rendered by the independent registered public accounting firm must be authorized by the Audit Committee in accordance with pre-approval procedures that are defined in the policy. The pre-approval procedures require (i) the annual review and pre-approval by the Audit Committee of all anticipated audit and non-audit services; and (ii) the quarterly pre-approval by the Audit Committee of services, if any, not previously approved and the review of the status of previously approved

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Proposal 3	TABLE OF CONTENTS
services. The Audit Committee may also approve certain ongoing non-audit services not previously approved in the limited circumstances provided for in applicable SEC rules. The Audit Committee may delegate to the Audit Committee Chair the authority to grant such pre-approvals. All services performed by the independent registered public accounting firm for the Company and our subsidiaries in 2025 were pre-approved by the Audit Committee in accordance with these procedures.
The policy defines those non-audit services that the Company’s independent registered public accounting firm may also be engaged to provide as follows: (i) audit-related services (e.g., due diligence, accounting consultations and audits related to mergers, acquisitions and divestitures; employee benefit plan audits; accounting and financial reporting standards consultation; internal control reviews); (ii) tax related services (e.g., tax compliance; general tax consultation and planning; tax advice related to mergers, acquisitions, and divestitures); and (iii) other services (e.g., process improvement, review and assurance; litigation; general research; forensic and investigative services; training services). The policy prohibits the engagement of the Company’s independent registered public accounting firm to provide: (a) bookkeeping or other services related to the accounting records or financial statements of the Company; (b) financial information systems design and implementation services; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management or human resource functions; (g) broker-dealer, investment advisor, or investment banking services; (h) legal and expert services unrelated to the audit; and (i) any other service that the PCAOB determines, by regulation, to be impermissible. In addition, the policy prohibits the Company’s independent registered public accounting firm from providing tax or financial planning advice to any officer of the Company.
Ongoing compliance with the Audit Committee’s policy relating to the engagement of Deloitte is monitored on behalf of the Audit Committee by the Company’s CFO. Reports from Deloitte and the CFO describing the services provided by the firm and fees for such services are provided to the Audit Committee no less often than quarterly.

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

90	2026 Proxy Statement

Questions and Answers and Additional Information
GENERAL INFORMATION
Why am I receiving these materials?
The Board of the Company has made these materials available to you over the Internet, or has delivered these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2026 Annual Meeting. The 2026 Annual Meeting is scheduled to be held virtually on Wednesday, April 29, 2026 at 9:00 a.m. (CT). You will need the control number provided on your proxy card or voting information form to vote or attend the meeting. This solicitation is for proxies for use at the 2026 Annual Meeting or at any reconvened meeting after an adjournment or postponement of the 2026 Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?
We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 18, 2026, we began mailing to stockholders a Notice of Internet Availability of Proxy Materials (Notice of Availability) containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Availability.
What is included with these materials?
These materials are first being mailed or made available to stockholders on or about March 18, 2026, and include the notice, Proxy Statement, and our Annual Report, which includes our audited consolidated financial statements for the year ended December 31, 2025. If you received printed versions of these materials, a proxy card or voting instruction form (if applicable) for the 2026 Annual Meeting is also included.
What items will be voted on at the 2026 Annual Meeting?
(1)A proposal to elect the 11 directors named in this Proxy Statement to serve on the Board until the 2027 Annual Meeting;
(2)A proposal to approve, on a non-binding advisory basis, the 2025 compensation of the Company’s Named Executive Officers; and
(3)A proposal to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

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Questions and Answers and Additional Information	TABLE OF CONTENTS
What are the Board’s voting recommendations?
The persons named as proxies were designated by the Board. Any proxy given pursuant to this solicitation and received prior to the 2026 Annual Meeting will be voted as specified in the proxy card. If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

Proposal		Board Recommendation

1	To elect the 11 Directors named in the Proxy Statement to serve on the Board until the 2027 Annual Meeting	FOR

2	To approve, on a non-binding advisory basis, the 2025 compensation of our Named Executive Officers	FOR

3	To ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2026	FOR

Why did I only receive one set of materials when there is more than one stockholder at my address?
If two or more stockholders share one address, only one copy of our Annual Report or Proxy Statement will be delivered unless one or more of the stockholders provides contrary instructions. Stockholders who do not receive a separate copy of our Annual Report or Proxy Statement and want to receive a separate copy may request to receive a separate copy of, or additional copies of, our Annual Report or Proxy Statement via the Internet, e-mail or telephone as outlined in “How Can I Request Additional Materials” on page 96. Stockholders who share an address and receive multiple copies of our Annual Report or Proxy Statement may also request to receive a single copy by following the instructions above.
What is the quorum requirement for the 2026 Annual Meeting?
The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Common Stock, entitled to vote shall constitute a quorum necessary to transact business at the 2026 Annual Meeting.
What is the record date?
The close of business on March 3, 2026 has been fixed as the time as of which stockholders entitled to notice of, and to vote with respect to, the 2026 Annual Meeting and any adjournments or postponements thereof shall be determined. At such date, there were outstanding and entitled to vote 338,549,292 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the stockholders at the 2026 Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?
•Stockholder of Record. If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC (which may be referred to as “Equiniti” in the materials you receive), you are considered the stockholder of record with respect to those shares, and the Notice of Availability or the Proxy Statement, Annual Report and proxy card, as applicable, were sent directly to you by us.

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TABLE OF CONTENTS	Questions and Answers and Additional Information
•Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and a voting instruction form was forwarded to you by that organization along with access to the Proxy Statement and Annual Report. The organization holding your account is considered the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.
Where is the 2026 Annual Meeting?
As permitted by Delaware law and the Company’s Bylaws, the 2026 Annual Meeting will be held solely as a virtual meeting via the Internet. The 2026 Annual Meeting will take place virtually at www.virtualshareholdermeeting.com/VST2026. You must register in advance at www.proxyvote.com to attend the 2026 Annual Meeting.
What do I need to attend the 2026 Annual Meeting?
In order to attend the 2026 Annual Meeting, you must register in advance at www.proxyvote.com prior to the deadline of April 24, 2026 at 5:00 p.m. (ET). The Control Number provided on your Notice of Availability, proxy card, or voting information form is necessary to register in advance for the 2026 Annual Meeting. You will not be able to attend the 2026 Annual Meeting unless you register in advance by the deadline. The meeting is scheduled to begin promptly at 9:00 a.m. (CT) on April 29, 2026. Pre-registered stockholders will be able to log into the 2026 Annual Meeting platform beginning at 8:45 a.m. (CT) on April 29, 2026 at www.virtualshareholdermeeting.com/VST2026 using their unique 16-digit control number. Participants should plan for a sufficient time to log in and ensure they have a strong internet connection and can hear streaming audio prior to the start of the Annual Meeting.
If I am a stockholder of record of Vistra’s shares, how do I vote?
You may cast your vote in one of four ways:
•By Submitting a Proxy by Internet. Go to: www.proxyvote.com, where you may submit a proxy by Internet 24 hours a day, 7 days a week. You will need the control number included on your Notice of Availability card, proxy card, or voting information form, as applicable. To be valid, your proxy must be received by 11:59 p.m. (ET) on April 28, 2026. If you vote using the Internet, you do not need to return your proxy card or voting instruction card.
•By Submitting a Proxy by Telephone. To submit a proxy using the telephone, call the number listed on your Notice of Availability card, proxy card, or voting information form, as applicable, any time on a touch-tone telephone. You may submit a proxy by telephone 24 hours a day, 7 days a week. Follow the simple prompts and instructions provided by the recorded message. To be valid, your proxy must be received by 11:59 p.m. (ET) on April 28, 2026. If you vote by telephone, you do not need to return your proxy card or voting instruction card.
•By Submitting a Proxy by Mail. If you are a holder of record and received a full paper set of materials, you may choose to submit your proxy by mail. To submit your proxy by mail, simply mark your proxy, date and sign it and return it in the postage-paid envelope provided. If you are a beneficial owner of shares held of record by a bank or broker or other street name, please complete and mail the voting instruction form provided by the holder of record. To be valid, your proxy must be received by the 2026 Annual Meeting.
•During the Annual Meeting. To vote during the live webcast of the Annual Meeting, you must first have pre-registered at www.proxyvote.com. See “What do I need to attend the 2026 Annual Meeting?” Pre-registered stockholders will be able to log into the 2026 Annual Meeting platform beginning at 8:45 a.m. (CT) on April 29, 2026 at www.virtualshareholdermeeting.com/VST2026 using their unique 16-digit control number. If you participate in the Annual Meeting, you may vote online during the Annual Meeting prior to the closing of the polls.
Please review the materials provided to you and vote as soon as possible.

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Questions and Answers and Additional Information	TABLE OF CONTENTS
If I am a beneficial owner of shares held in street name, how do I vote?
If you are a beneficial owner of shares held in street name, please refer to the proxy card or voting information form forwarded to you by your broker or other nominee to see what voting options are available to you. Please review the materials provided to you and vote as soon as possible.
How may I submit questions at the 2026 Annual Meeting?
We are committed to ensuring that our stockholders have similar opportunities to participate in our virtual 2026 Annual Meeting as they would at an in-person meeting. To submit questions to be addressed at the 2026 Annual Meeting, you may submit questions in writing prior to the meeting at www.proxyvote.com using your unique 16-digit control number. All questions must be submitted in advance of the meeting by April 24, 2026 at 5:00 p.m. (ET). In order to ensure an efficient and organized meeting, stockholders will not be permitted to ask additional questions at the meeting.
Appropriate, pre-submitted questions submitted by stockholders in attendance at the 2026 Annual Meeting and related to the business of the 2026 Annual Meeting (the proposals being voted upon) will be answered during the 2026 Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the 2026 Annual Meeting due to time constraints will be posted and answered on the Investor Relations section of our website as soon as practical after the 2026 Annual Meeting. More information regarding the question and answer process, including the number and types of questions permitted, the time allotted for questions, and how questions will be recognized and answered are found in the rules of conduct for the 2026 Annual Meeting, which will be available at www.proxyvote.com.
What if during the check-in time or during the 2026 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support telephone number that will be posted on the 2026 Annual Meeting login page.
What happens if I do not give specific voting instructions?
Stockholder of Record. If you are a stockholder of record and you:
•indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or
•if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on Proposals 1, 2, and 3 in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2026 Annual Meeting.
Beneficial Owner of Shares Held in Street Name; “Broker Non-Votes.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the NYSE, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, as determined by the stock exchange. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Please note that brokers may not vote your shares on the election of directors or the proposal regarding Named Executive Officer compensation (Proposals 1 and 2) in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted.

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TABLE OF CONTENTS	Questions and Answers and Additional Information
Which ballot measures are anticipated to be considered “routine” or “non-routine”?
The following chart indicates which matters we believe will be considered routine and non-routine, respectively.

Routine	•Proposal 3 (Ratification of Appointment of Independent Registered Public Accounting Firm)
Non-Routine	•Proposal 1 (Election of Directors) •Proposal 2 (Advisory Vote on 2025 Compensation of our Named Executive Officers)
A broker will be able to vote “FOR” Proposal 3 in the absence of your voting instructions if you beneficially own your shares in street name. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.
What are the voting requirements for each proposal, and how will abstentions and broker non-votes be treated?
For the purpose of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person or by proxy for each matter. The following table sets forth the voting requirement with respect to each of the proposals, including the treatment of abstentions and broker non-votes:

Proposal	Vote Required	Effect of Broker Non-Votes	Effect of Abstentions

Election of the 11 Directors named in the Proxy Statement to serve on the Board until the 2027 Annual Meeting	Nominees will be elected if the number of votes cast FOR the nominee’s election exceeds the number of votes cast AGAINST the nominee’s election. In a contested election, nominees shall be elected by a plurality of the votes cast, which means that nominees who receive the most FOR votes among votes properly cast in person or by proxy will be elected.	No effect. Brokers have no discretion to vote	Abstentions have no effect

Advisory Vote on our 2025 Named Executive Officer Compensation	Affirmative vote of at least a majority of the voting power represented in person or by proxy at the meeting and entitled to vote thereon	No effect. Brokers have no discretion to vote	Abstentions have the same effect as a vote “Against”

Ratification of Independent Registered Public Accounting Firm for 2026	Affirmative vote of at least a majority of the voting power represented in person or by proxy at the meeting and entitled to vote thereon	Brokers have discretion to vote	Abstentions have the same effect as a vote “Against”
How can I revoke my proxy or substitute a new proxy or change my vote?
You may revoke your proxy, substitute a new proxy, or change your vote by:
•Submitting in a timely manner a new proxy through the Internet or by telephone that is received by 11:59 p.m. (ET) on April 28, 2026;
•Requesting, executing and mailing a later-dated proxy card that is received by the 2026 Annual Meeting;
•Sending written notice of revocation to our Corporate Secretary at the address provided below (which must be received by 5:00 p.m. (ET), on April 24, 2026); or
•Voting during the virtual Annual Meeting.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker or other holder of record.

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Questions and Answers and Additional Information	TABLE OF CONTENTS
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Vistra or to third parties, except:
•As necessary to meet applicable legal requirements;
•To allow for the tabulation and certification of votes; and
•To facilitate a proxy solicitation.
Who will count votes at the 2026 Annual Meeting?
We have retained Broadridge Financial Solutions to provide hosting services related to the annual meeting and assist as master tabulator and inspector of election.
Who is paying the cost of this proxy solicitation?
We will bear the cost of soliciting proxies. Proxies may be solicited by mail or facsimile, or by our directors, officers or employees, without extra compensation, in person or by telephone. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies in connection with the 2026 Annual Meeting. The Company will pay the firm customary fees, expected to be no more than $11,500, plus reasonable out-of-pocket expenses. In addition, if requested, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our Common Stock.
How can I request additional materials?
Current and prospective investors can access our Annual Report, Proxy Statement, Notice of Availability and other financial information through the Investor Relations section of our website at www.vistracorp.com. Stockholders may request additional copies of the proxy materials or Notice of Availability by contacting Broadridge Financial Solutions by telephone at 1-800-579-1639, by e-mail at sendmaterial@proxyvote.com, or by logging into www.proxyvote.com and requesting paper delivery of materials.
What if I have questions about the Annual Meeting?
Questions concerning the 2026 Annual Meeting should be directed to:
D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Toff Free: (800) 488-8095
Email: vst@dfking.com
How can I find out if I am a stockholder of record entitled to vote?
For at least 10 days before the 2026 Annual Meeting, a complete list of stockholders of record entitled to vote at the 2026 Annual Meeting will be available during ordinary business hours at our principal executive office, 6555 Sierra Drive, Irving, Texas 75039, for inspection by stockholders of record for proper purposes.
Where can I find the voting results of the 2026 Annual Meeting?
We will publish final voting results in a Current Report on Form 8-K that will be filed with the SEC (www.sec.gov) and made available on our website at www.vistracorp.com within four business days following the 2026 Annual Meeting.

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TABLE OF CONTENTS	Questions and Answers and Additional Information
STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING
Rule 14a-8 Stockholder Proposals. If a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at the 2027 Annual Meeting, under the rules of the SEC, the proposal must be received by the Corporate Secretary of the Company at 6555 Sierra Drive, Irving, Texas 75039 on or before the close of business on November 18, 2026 (the 120th day before the one-year anniversary date of the release of these proxy materials to stockholders). The submission of a stockholder proposal pursuant to Rule 14a-8 does not guarantee that it will be included in the Company’s proxy statement and form of proxy.
Advance Notice Stockholder Proposals or Nominations. The Company’s Bylaws require advance notice for any business to be brought before a meeting of stockholders outside of the Rule 14a-8 process. For such business, including director nominations, to be properly brought before the 2027 Annual Meeting by a stockholder, written notice of the stockholder proposal must be received by the Corporate Secretary of the Company at 6555 Sierra Drive, Irving, Texas 75039 between close of business on December 30, 2026 (the 120th day before the one-year anniversary date of the 2026 Annual Meeting) and close of business on January 29, 2027 (the 90th day before the one-year anniversary date of the 2026 Annual Meeting). The stockholder’s notice to the Corporate Secretary must provide certain information and satisfy other requirements set out in the Company’s Bylaws.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder nominating such director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), which notice must be postmarked or transmitted electronically to the Company at 6555 Sierra Drive, Irving, Texas 75039 no later than February 28, 2027 (60 calendar days prior to the one-year anniversary date of the 2026 Annual Meeting).
Proxy Access Stockholder Right. Our Bylaws permit a stockholder, or a group of up to 20 stockholders, who have held at least 3% of the voting power of our capital stock entitled to vote in the election of directors (and must continue to hold such stock through the date of the annual meeting) continuously for at least 3 years to nominate and include in our proxy materials director nominees, constituting up to two individuals or 20% of our Board, whichever is greater, if the stockholder(s) and nominee(s) satisfy the requirements specified in our Bylaws. With respect to nominations submitted by a stockholder for inclusion in our proxy materials for our 2027 Annual Meeting, timely notice of a proxy access nomination must be received by us in accordance with our Bylaws no earlier than the close of business on October 19, 2026 (the 150th day before the one-year anniversary date of the release of these proxy materials to stockholders) and no later than the close of business on November 18, 2026 (the 120th day before the one-year anniversary date of the release of these proxy materials to stockholders), unless the date of our 2027 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the 2026 Annual Meeting, in which case notice by the stockholder to be timely must be delivered by: (1) not earlier than the close of business on the 150th day prior to the 2027 Annual Meeting and (2) not later than the close of business on the later of (i) the 120th day prior to the 2027 Annual Meeting or (ii) the 10th day following the date of the first public announcement by the Company of the date of the 2027 Annual Meeting. Such notice must contain the information required by our Bylaws.
Other than as stated herein, the Board does not intend to bring any business before the 2026 Annual Meeting and it has not been informed of any matters that may be presented to the 2026 Annual Meeting by others. However, if any other matters properly come before the 2026 Annual Meeting, it is the intent of the Board that the persons named in the proxy will vote pursuant to the proxy in accordance with their judgment in such matters.
This Proxy Statement and our 2025 Annual Report to stockholders are available on the Company’s website at www.vistracorp.com.
By Order of the Board of Directors,
Yuki Whitmire
Vice President, Associate General Counsel, and Corporate Secretary
Dated: March 18, 2026

Whether or not you will be able to attend the meeting, please vote your shares promptly.

97	2026 Proxy Statement

Annex A
Vistra Corp. – Non-GAAP Reconciliations
We report our financial results in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results that are prepared in accordance with GAAP. We use these non-GAAP financial measures as measures of performance and liquidity, respectively, and Vistra’s management and Board of Directors have found these measures informative to evaluate trends in our underlying performance. We use the following non-GAAP financial measures in this Proxy Statement:
•“Adjusted EBITDA” refers to earnings (net income) before interest expense, income taxes, depreciation and amortization (EBITDA), as adjusted for unrealized gains or losses from hedging activities, transition and merger expenses, non-cash compensation expenses, nuclear decommissioning trust income, asset retirement obligation expenses, and certain other items described from time to time in Vistra’s earnings releases. “Ongoing Operations Adjusted EBITDA" refers to Adjusted EBITDA less Adjusted EBITDA from Asset Closure segment. Vistra uses each of Adjusted EBITDA and Ongoing Operations Adjusted EBITDA as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both Net Income prepared in accordance with GAAP and Adjusted EBITDA and Ongoing Operations Adjusted EBITDA.
•“Adjusted Free Cash Flow before Growth” (or “Adjusted FCFbG”) refers to cash from operating activities excluding changes in margin deposits and working capital and adjusted for maintenance capital expenditures, other net investment activities, and other items described from time to time in Vistra’s earnings releases. "Ongoing Operations Adjusted Free Cash Flow before Growth" refers to Adjusted Free Cash Flow before Growth less cash flow from operating activities from Asset Closure segment before growth. Vistra uses each of Adjusted FCFbG and Ongoing Operations Adjusted FCFbG as a measure of liquidity and performance, and believes it is a useful metric to assess current performance in the period and that analysis of capital available to allocate for debt service, growth and return of capital to stockholders is supported by disclosure of both cash provided by (used in) operating activities prepared in accordance with GAAP as well as Adjusted FCFbG and Ongoing Operations FCFbG.
Set forth below are reconciliations of the non-GAAP financial measures referenced in this Proxy Statement to the most directly comparable financial measures calculated and presented in accordance with GAAP:

2026 Proxy Statement	A-1

Annex A	TABLE OF CONTENTS
VISTRA CORP.
NON-GAAP RECONCILIATIONS – ADJUSTED EBITDA FOR THE YEAR ENDED DECEMBER 31, 2025
(Unaudited) (Millions of Dollars)

	Retail	Texas	East	West	Eliminations / Corp and Other	Ongoing Operations Consolidated	Asset Closure	Vistra Corp. Consolidated

Net income (loss)	$1,290	$1,604	$(91)	$54	$(1,634)	$1,223	$(279)	$944
Income tax expense	—	—	1	—	178	179	—	179
Interest expense and related charges (a)	67	(53)	(50)	(7)	1,218	1,175	4	1,179
Depreciation and amortization (b)	94	771	1,474	61	75	2,475	(2)	2,473
EBITDA before adjustments	1,451	2,322	1,334	108	(163)	5,052	(277)	4,775
Unrealized net (gain) loss resulting from hedging transactions	148	(479)	1,013	128	—	810	(2)	808
Purchase accounting impacts	17	1	33	—	—	51	—	51
Non-cash compensation expenses	—	—	—	—	113	113	—	113
Transition and merger expenses	6	(1)	3	—	67	75	—	75
Impairment of long-lived and other assets	—	68	5	—	—	73	155	228
Insurance income (c)	—	(120)	—	—	—	(120)	(71)	(191)
Decommissioning-related activities (d)	—	15	(127)	1	—	(111)	116	5
ERP system implementation expenses	3	3	4	—	—	10	1	11
Other, net	(3)	25	17	7	(87)	(41)	4	(37)
Adjusted EBITDA	$1,622	$1,834	$2,282	$244	$(70)	$5,912	$(74)	$5,838
Note: Reflects the transfer of the Moss Landing 100 MW battery facility to the Asset Closure segment.
(a)Corporate and other includes $67 million of unrealized mark-to-market net losses on interest rate swaps.
(b)Includes nuclear fuel amortization of $133 million and $354 million, respectively, in the Texas and East segments.
(c)Includes involuntary conversion gain recognized from Martin Lake Incident property damage insurance in the Texas segment and revenues from Moss Landing Incident business interruption proceeds in the Asset Closure segment.
(d)Represents net of all NDT (income) loss of the PJM nuclear facilities and all ARO and environmental remediation expenses and other expenses associated with the Moss Landing Incident.

A-2	2026 Proxy Statement

TABLE OF CONTENTS	Annex A
VISTRA CORP.
NON-GAAP RECONCILIATIONS – ADJUSTED FREE CASH FLOW BEFORE GROWTH FOR THE YEAR ENDED DECEMBER 31, 2025
(Unaudited) (Millions of Dollars)

	Ongoing Operations	Asset Closure	Vistra Consolidated

Adjusted EBITDA	$5,912	$(74)	$5,838
Interest paid, net (a)	(1,158)	—	(1,158)
Taxes paid	(89)	—	(89)
Change in working capital, margin deposits, and accrued environmental allowance obligations	(625)	13	(612)
Reclamation and remediation expenditures	(38)	(58)	(96)
ERP implementation expenditures	(42)	—	(42)
Transition and merger expenses	(118)	—	(118)
Other changes in other operating assets and liabilities	306	41	347
Cash provided by (used in) operating activities	$4,148	$(78)	$4,070
Capital expenditures for maintenance including net nuclear fuel purchases and LTSA prepayments (b)	(1,348)	—	(1,348)
Change in working capital, margin deposits, and accrued environmental allowance obligations	625	(13)	612
Transition and merger expenditures	118	—	118
Interest on noncontrolling interest repurchase obligation	105	—	105
ERP implementation expenditures	42	—	42
Other net investing activities (c)	(98)	—	(98)
Adjusted free cash flow before growth	$3,592	$(91)	$3,501
(a)Net of interest received.
(b)Excludes $1,126 million of capital expenditures related to growth and development and includes $111 million insurance recoveries related to property damage associated with the Martin lake outage.
(c)Includes net contributions to nuclear decommissioning trusts, capitalized interest, and other.

2026 Proxy Statement	A-3

VISTRA CORP.
6555 SIERRA DR.
IRVING, TX 75039

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 28, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VST2026**

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VOTE BY MAIL
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STOCKHOLDER MEETING REGISTRATION
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V85283-P38756

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTRA CORP.

The Board of Directors recommends a vote FOR proposals 1, 2, and 3:

1. To elect the following 11 directors:

Nominees:	**For**	**Against**	**Abstain**
1a. Scott B. Helm	☐	☐	☐
1b. Hilary E. Ackermann	☐	☐	☐
1c. Arcilia C. Acosta	☐	☐	☐
1d. Gavin R. Baiera	☐	☐	☐
1e. Paul M. Barbas	☐	☐	☐
1f. James A. Burke	☐	☐	☐
1g. Lisa Crutchfield	☐	☐	☐
1h. Julie A. Lagacy	☐	☐	☐
1i. John W. (Bill) Pitesa	☐	☐	☐

	For	**Against**	**Abstain**
1j. John R. (J. R.) Sult	☐	☐	☐
1k. Robert C. Walters	☐	☐	☐
2. To approve, on a non-binding advisory basis, the 2025 compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date

Signature (Joint Owners) | Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V85284-P38756

VISTRA CORP.
ANNUAL MEETING OF STOCKHOLDERS
APRIL 29, 2026 AT 9:00 AM, CENTRAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Stephanie Zapata Moore and Yuki Whitmire, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Vistra Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Central Time, on April 29, 2026, virtually at www.virtualshareholdermeeting.com/VST2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side